CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.
CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

Eleven Madison Avenue
New York, New York 10010
(212) 325-2000

IMPORTANT SHAREHOLDER INFORMATION

Enclosed is a notice, combined proxy statement/prospectus the ("Proxy Statement/Prospectus"), and proxy card(s)/voting instruction form(s) for a Special Meeting of Shareholders (the "Meeting") relating to Credit Suisse Global Fixed Income Fund, Inc., Credit Suisse Global Small Cap Fund, Inc. and Credit Suisse International Focus Fund, Inc., each a Maryland corporation (each, a "Credit Suisse Fund," and collectively, the "Credit Suisse Funds"). The Meeting is scheduled for June 10, 2009 at 9:00 a.m. New York time, at the offices of Credit Suisse Asset Management, LLC ("CSAM"), Eleven Madison Avenue, New York, New York 10010. At the Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization dated as of April 15, 2009 (the "Reorganization Agreement") by and among the Credit Suisse Funds and Aberdeen Funds, a Delaware statutory trust, (the "Aberdeen Trust") on behalf of its Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund and Aberdeen International Equity Fund (each, an "Aberdeen Fund" and collectively, the "Aberdeen Funds") which contemplates the reorganization of each Credit Suisse Fund into its corresponding Aberdeen Fund. In addition, you will be asked to approve a new investment sub-advisory agreement for each Credit Suisse Fund among CSAM, the Credit Suisse Fund and Aberdeen Asset Management Inc. ("AAMI") and/or Aberdeen Asset Management Investment Services Limited ("AAMISL"), each an affiliate of Aberdeen Asset Management PLC ("Aberdeen PLC," together with its affiliates, the "Aberdeen Group"), and the current investment adviser and sub-adviser, respectively, to the Aberdeen Funds (each, a "Proposal" and collectively, the "Proposals").

Background

Credit Suisse Group AG ("Credit Suisse"), the corporate parent of the Credit Suisse Funds' investment adviser, CSAM, has entered into an agreement to sell part of its Global Investors traditional asset management business (the "Acquired Businesses") in return for up to 24.97% of the share capital of Aberdeen PLC (the sale of the Acquired Businesses by Credit Suisse to Aberdeen PLC is referred to herein as the "Transaction"). The Acquired Businesses include Credit Suisse Asset Management Limited (U.K.) ("CSAM U.K."), the investment sub-adviser to the Credit Suisse Funds. A number of the existing portfolio managers, senior professionals, management team members and other key employees of Credit Suisse may be offered employment with a subsidiary of Aberdeen PLC and those that accept may be integrated within the portfolio management team that will be managing the Aberdeen Funds following the Reorganization. There can be no assurance, however, that any portfolio manager or other employee of Credit Suisse that is part of the Acquired Businesses will be employed by a subsidiary of Aberdeen PLC before or after the completion of the Transaction.

Following the announcement of the Transaction, the Credit Suisse Funds entered into the Reorganization Agreement with the Aberdeen Trust, on behalf of each Aberdeen Funds. The Reorganization Agreement provides that each Credit Suisse Fund will transfer all of its assets and liabilities to its corresponding Aberdeen Fund in exchange for shares of the Aberdeen Funds and those shares will be transferred to the shareholders of the corresponding class of the corresponding Credit Suisse Fund in complete liquidation of the Credit Suisse Fund (the "Reorganization") as follows:

Credit Suisse Funds	Aberdeen Funds
Credit Suisse Global Fixed Income Fund	Aberdeen Global Fixed Income Fund

Class A	Class A

Class C	Class C

Common	Institutional Service

Advisor	Institutional Service

Credit Suisse Funds	Aberdeen Funds
Credit Suisse Global Small Cap Fund	Aberdeen Global Small Cap Fund

Class A	Class A

Class B	Class A

Class C	Class C

Common	Class A

Advisor	Class R

Credit Suisse International Focus Fund	Aberdeen International Equity Fund

Class A	Class A

Class B	Class A

Class C	Class C

Common	Institutional Service

Advisor	Class R

In considering these matters you should note:

Same or Similar Investment Objectives and Policies

The Aberdeen Global Fixed Income Fund and Aberdeen Global Small Cap Fund are newly organized shell Aberdeen Funds that have been created for the purpose of the Reorganization and will continue the same investment objectives and policies of their corresponding Credit Suisse Funds. The Aberdeen International Equity Fund is an existing Aberdeen Fund that has an investment objective and investment policies substantially similar to the Credit Suisse International Focus Fund.

Same Value of Shares and Tax-Free Transaction

The Aberdeen Fund shares you receive in the Reorganization will have the same total dollar value as the total dollar value of the Credit Suisse Fund shares that you held immediately prior to the Reorganization. Credit Suisse Fund shares will be exchanged for Aberdeen Fund shares in a manner intended to be tax free under federal tax laws (although there can be no assurances that the Internal Revenue Service will deem the exchanges to be tax free), and no front-end or contingent deferred sales charge will be charged as a result of the Reorganization.

Same Level of Service and Fund Expense

The Reorganization is not expected to result in a change in the level or quality of services that Credit Suisse Fund shareholders currently receive. In addition, the Reorganization will not result in an increase in the net expense ratio paid by Credit Suisse Funds shareholders for two years following the Reorganization. AAMI, the investment adviser to the Aberdeen Funds, has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio for each class of each Aberdeen Fund so that it does not exceed the net expense ratio of the corresponding class of the corresponding Credit Suisse Fund in effect at the time of the Reorganization. The Credit Suisse Funds and their shareholders will not bear any costs arising in connection with the transactions contemplated by the Reorganization Agreement as CSAM and AAMI have agreed to allocate such costs between themselves.

New Sub-Advisory Agreement

In anticipation of the closing of the Transaction, the current investment sub-advisory agreement among each Credit Suisse Fund, CSAM and CSAM U.K. is expected to terminate. To the extent such termination occurs prior to the Reorganization, whether for operational and administrative reasons or if the approval for the Reorganization is delayed or not obtained, there will be potential disruptions of advisory services provided to the Credit Suisse Funds. To avoid such potential disruptions, the Board of Directors of each Credit Suisse Fund (each a "Credit Suisse Board" and collectively the "Credit Suisse Boards") approved an interim investment sub-advisory agreement for each Credit Suisse Fund among the Credit Suisse Fund, CSAM, AAMI and/or AAMISL, respectively, (each such agreement, an "Interim Sub-Advisory Agreement"). The Credit Suisse Boards also considered and approved, and recommended that shareholders approve, a new investment sub-advisory agreement for each Credit Suisse Fund (each such agreement, a "New Sub-Advisory Agreement") among the Credit Suisse Fund, CSAM and AAMI and/or AAMISL, respectively. Pending approval of a New Sub-Advisory Agreement by a Credit Suisse Fund's shareholders, fees payable by CSAM to AAMI and/or AAMISL, as applicable, under an Interim Sub-Advisory Agreement will be held in escrow. Except for the effective dates, termination dates and

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escrow provisions, the terms and conditions of an Interim Sub-Advisory Agreement, including fees, are identical to those of the current investment sub-advisory agreement among a Credit Suisse Fund, CSAM and CSAM U.K. Approval of a New Sub-Advisory Agreement by a Credit Suisse Fund's shareholders would allow AAMI and/or AAMISL, as applicable to receive the fees held in escrow for their services to the Credit Suisse Funds under an Interim Sub-Advisory Agreement.

The Interim Sub-Advisory Agreements will only become effective following the closing of the Transaction and then only to the extent the Reorganization has not occurred. The approval of the New Sub-Advisory Agreement for each Credit Suisse Fund is conditioned on the approval of the Reorganization Agreement by the Credit Suisse Fund's shareholders, but the approval will not become effective if the Interim Sub-Advisory Agreement for such Credit Suisse Fund has not become effective for any reason. If Credit Suisse Fund shareholders approve the Reorganization Agreement and the Transaction is consummated, each Credit Suisse Fund will reorganize into the corresponding Aberdeen Fund and such Aberdeen Fund will be advised by AAMI and its affiliates pursuant to investment advisory and sub-advisory agreements that have been approved for such Aberdeen Funds.

Details of each Proposal are included in the attached Proxy Statement/Prospectus. Please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the Aberdeen Funds.

On January 15, 2009, February 18, 2009 and March 11, 2009 at meetings of the Credit Suisse Boards, each Credit Suisse Board considered the Reorganization and on March 11, 2009 unanimously approved the Reorganization Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, and recommended that shareholders of the Credit Suisse Fund approve the Reorganization Agreement and the New Sub-Advisory Agreement. In addition, the Board of Trustees of Aberdeen Trust considered and unanimously approved the Reorganization Agreement on March 10, 2009.

The Credit Suisse Boards' recommendation regarding, and any shareholder approval of, the Reorganization Agreement is not conditioned on the consummation of the Transaction. The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Boards' right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Credit Suisse Funds, which may be the case if the Transaction is not consummated. In the event that a Credit Suisse Board determines not to proceed with the Reorganization with respect to a Credit Suisse Fund, the Credit Suisse Board will consider other possible courses of action for the Credit Suisse Fund.

Each Proposal has been reviewed by the Credit Suisse Boards. Each Credit Suisse Board believes that each Proposal is in the best interests of shareholders of the Credit Suisse Funds. Each Credit Suisse Board unanimously recommends that you vote FOR each Proposal. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the proxy card(s)/voting instruction form(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s)/voting instruction form(s) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with their Credit Suisse Fund, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call The Altman Group Inc., the Credit Suisse Fund's proxy agent, toll-free at (866) 745-0271. You may also receive a telephone call from one of The Altman Group Inc.'s proxy solicitation agents asking you to vote your shares. Thank you for your participation in this important initiative.

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to authorize your proxy by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.
CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

Eleven Madison Avenue
New York, New York 10010
(212) 325-2000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on June 10, 2009

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Credit Suisse Global Fixed Income Fund, Inc., Credit Suisse Global Small Cap Fund, Inc., and Credit Suisse International Focus Fund, Inc., each a Maryland corporation (each, a "Credit Suisse Fund," and collectively, the "Credit Suisse Funds") will be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), Eleven Madison Avenue, New York, New York 10010, on June 10, 2009 at 9:00 a.m. New York time for the purpose of considering and voting upon:

Item 1. A proposal to approve an Agreement and Plan of Reorganization by and among the Credit Suisse Funds and Aberdeen Funds, a Delaware statutory trust ("Aberdeen Trust"), on behalf of the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund and Aberdeen International Equity Fund (each, an "Aberdeen Fund," and collectively, the "Aberdeen Funds") which provides for and contemplates: (1) the transfer of all of the assets and liabilities of each Credit Suisse Fund to a corresponding Aberdeen Fund in exchange for shares of the designated class of the corresponding Aberdeen Fund; (2) the distribution of the shares of the designated classes of the corresponding Aberdeen Fund to shareholders of each Credit Suisse Fund and subsequent liquidation of the Credit Suisse Funds; and (3) the deregistration of each Credit Suisse Fund as an investment company under the Investment Company Act of 1940 and the dissolution of each Credit Suisse Fund as a corporation under Maryland law.

Item 2. A proposal to approve an investment sub-advisory agreement among each Credit Suisse Fund, CSAM and Aberdeen Asset Management Inc. and/or Aberdeen Asset Management Investment Services Limited.

Items 1 and 2 are described in the attached combined proxy statement/prospectus (the "Proxy Statement/Prospectus"). Each Credit Suisse Board of Directors unanimously recommends that you vote in favor of the proposals.

The enclosed materials provide additional information about the proposals mentioned above (each, a "Proposal," and collectively. the "Proposals"). Shareholders of record of each Credit Suisse Fund as of the close of business on March 12, 2009 ("Record Date") are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.

Whether or not you plan to attend the Meeting in person, please vote your shares. The notice and related proxy materials are being mailed to shareholders on or about May 5, 2009.

The enclosed Questions and Answers attachment is provided to assist you in understanding the Proposals. The Proposals are described in greater detail in the attached Proxy Statement/Prospectus.

If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please contact us at 1-800-293-1232.

By order of the Credit Suisse Board of Directors of each Credit Suisse Fund,

J. Kevin Gao
Secretary
Credit Suisse Global Fixed Income Fund, Inc.
Credit Suisse Global Small Cap Fund, Inc.
Credit Suisse International Focus Fund, Inc.

Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted at the Meeting. Accordingly, please date, sign and return the appropriate enclosed proxy card(s) promptly. No postage is required if mailed in the United States. It is important that your proxy card(s) be returned promptly in order to avoid the additional expense of further solicitation.

April 23, 2009
New York, New York

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF A FUND YOU OWN.

PLEASE FILL OUT AND RETURN EACH PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THIS SPECIAL MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

It is important that you vote even if you sold your shares after the March 12, 2009 Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the enclosed proxy card(s) but give no voting instructions, your shares will be voted "FOR" the Proposals described in the Combined Proxy Statement/Prospectus. If you own shares of more than one Fund and you are voting all your shares the same way, you may submit the enclosed combined proxy card, otherwise, you must submit a separate enclosed proxy card for each Fund in which you own shares.

As an alternative to using the enclosed proxy card(s) to vote, you may authorize your proxy via the Internet, by telephone, or in person. To authorize your proxy via the Internet, please access the website listed on the enclosed proxy card(s). To authorize your proxy by telephone, please call the toll-free number listed on the enclosed proxy card(s). Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the "control number(s) that appear on your enclosed proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors may be voted only in person or by written proxy. If we do not receive your completed enclosed proxy card(s) by May 19, 2009, you may be contacted by our proxy solicitor.

Unless the enclosed proxy cards submitted by corporations and partnerships are signed by the appropriate persons indicated in the voting instructions on the enclosed proxy cards, they will not be voted.

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QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON EACH PROPOSAL

The following questions and answers provide an overview of the proposals to (i) reorganize Credit Suisse Global Fixed Income Fund, Inc., Credit Suisse Global Small Cap Fund, Inc. and Credit Suisse International Focus Fund Inc. (each, a "Credit Suisse Fund," and collectively, the "Credit Suisse Funds") into corresponding investment portfolios offered by Aberdeen Funds (the "Aberdeen Trust" and each investment portfolio is referred to as an "Aberdeen Fund"); and (ii) to approve a new investment sub-advisory agreement for each Credit Suisse Fund among Credit Suisse Asset Management, LLC ("CSAM"), Aberdeen Asset Management Inc. ("AAMI") and/or Aberdeen Asset Management Investment Services Limited ("AAMISL," and together with AAMI, the "Aberdeen Sub-Advisers"), the investment adviser and/or a sub-adviser to the Aberdeen Funds (each, a "Proposal," and together, the "Proposals"). While we strongly encourage you to read the full text of the enclosed combined proxy statement/prospectus (the "Proxy Statement/Prospectus"), we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Q.  What are shareholders of the Credit Suisse Funds being asked to vote upon?

A.  Credit Suisse Fund shareholders are being asked to consider and approve (i) a proposal to reorganize each Credit Suisse Fund into a corresponding Aberdeen Fund; and (ii) a new investment sub-advisory agreement among CSAM, AAMI and/or AAMISL and each Credit Suisse Fund.

Q.  What is happening?

A.  Credit Suisse Group AG ("Credit Suisse"), the corporate parent of CSAM, the investment adviser to the Credit Suisse Funds, announced on December 31, 2008 that it had signed an agreement to sell part of its Global Investors traditional asset management business (the "Acquired Businesses") in return for up to 24.97% of the share capital of Aberdeen Asset Management PLC ("Aberdeen PLC," together with its affiliates, the "Aberdeen Group") (the sale of the Acquired Businesses by Credit Suisse to Aberdeen PLC is referred to as the "Transaction"). The sale includes the majority of the Credit Suisse Global Investors business in Europe, the United States, and Asia Pacific. The Transaction is subject to customary closing conditions, including regulatory approvals in various jurisdictions and approval by Aberdeen PLC shareholders, and is expected to close in one or more stages in the second and third quarters of 2009. The Acquired Businesses include Credit Suisse Asset Management Limited (U.K.) ("CSAM U.K."), the investment sub-adviser to the Credit Suisse Funds.

Following the announcement of the Transaction, the Credit Suisse Funds entered into an Agreement and Plan of Reorganization ("Reorganization Agreement") with the Aberdeen Trust, which contemplates:

•  the transfer of all of the assets of each Credit Suisse Fund to a corresponding Aberdeen Fund in exchange for shares of the Aberdeen Fund having an aggregate value equal to the assets and liabilities of the Credit Suisse Fund and the assumption by the Aberdeen Fund of all of the liabilities of the Credit Suisse Fund;

•  the distribution to each shareholder of each class of each Credit Suisse Fund shares of a corresponding class of the corresponding Aberdeen Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Credit Suisse Fund held by that shareholder on the closing date of the reorganization; and

•  the subsequent complete liquidation of each Credit Suisse Fund (the foregoing transaction is referred to herein as the "Reorganization").

Q.  How are the Credit Suisse Funds proposed to be reorganized?

A.  The Reorganization Agreement was approved by each Board of Directors of the Credit Suisse Funds (each, a "Credit Suisse Board," and collectively, the "Credit Suisse Boards") and the Aberdeen Trust's Board of Trustees (the "Aberdeen Board"). The Reorganization Agreement contemplates the Reorganization of each Credit Suisse Fund and its share classes into the corresponding Aberdeen Fund and the share classes listed below:

Credit Suisse Funds	Aberdeen Funds
Credit Suisse Global Fixed Income Fund Inc.	Aberdeen Global Fixed Income Fund

Class A	Class A

Class C	Class C

Common	Institutional Service

Advisor	Institutional Service

Credit Suisse Funds	Aberdeen Funds
Credit Suisse Global Small Cap Fund Inc.	Aberdeen Small Cap Fund

Class A	Class A

Class B	Class A

Class C	Class C

Common	Class A

Advisor	Class R

Credit Suisse International Focus Fund Inc.	Aberdeen International Equity Fund

Class A	Class A

Class B	Class A

Class C	Class C

Common	Institutional Service

Advisor	Class R

Credit Suisse Fund shareholders who do not wish to have their Credit Suisse Fund shares exchanged for shares of a corresponding Aberdeen Fund as part of the Reorganization should vote their shares and redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a contingent deferred sales charge, your redemption proceeds will be reduced by any applicable sales charge.

The failure of one Credit Suisse Fund to approve its Reorganization will not affect the Reorganization of the other Credit Suisse Funds. In the event a Credit Suisse Fund fails to receive sufficient votes for approval of the Reorganization, management will consider whether to continue further solicitations. If the shareholders of any of the Credit Suisse Funds do not approve the Reorganization Agreement, the Credit Suisse Boards will consider other possible courses of action for the Credit Suisse Funds that did not approve the Reorganization Agreement.

Q.  What is the anticipated timing of the Reorganization?

A.  The meeting of shareholders is scheduled to occur on June 10, 2009. If all necessary approvals are obtained, the proposed Reorganization will likely take place in the early third quarter of 2009.

Q.  Are there any significant differences between the investment objectives and policies of the Credit Suisse Funds and the Aberdeen Funds?

A.  Each Aberdeen Fund, except the Aberdeen International Equity Fund, is a shell fund created for the purpose of acquiring the assets and liabilities of its corresponding Credit Suisse Fund and has substantially similar investment objectives, policies and restrictions as its corresponding Credit Suisse Fund.

The Aberdeen International Equity Fund is an existing portfolio that has substantially similar investment objectives, policies and restrictions as its Credit Suisse Fund counterpart, Credit Suisse International Focus Fund. While both funds' investment advisers use a bottom up stock selection approach, their stock selection process is slightly different.

Q.  Are there any significant differences in the annual fund operating expenses of the Credit Suisse Funds and Aberdeen Funds?

A.  The investment adviser to the Aberdeen Funds has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio of each class of each Aberdeen Fund so that it does not exceed the net expense ratio of its corresponding class of the corresponding Credit Suisse Fund in effect at the time of the Reorganization.

Q.  Why has the Reorganization of the Credit Suisse Funds into the Aberdeen Funds been recommended?

A.  The Credit Suisse Boards and the Aberdeen Board (collectively, the "Boards") have each determined that the Reorganization of each Credit Suisse Fund into a corresponding Aberdeen Fund is in the best interest of the shareholders of their respective funds and that the interests of the shareholders will not be diluted as a result of the Reorganization. In making this determination, each Board considered the management resources, research capabilities and fund distribution capabilities of AAMI and its affiliates; the projected comparable or lower expense ratios of the Aberdeen Funds; and the future prospects of the Credit Suisse Funds if the Reorganization was not effected.

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The Credit Suisse Boards' recommendation regarding, and any shareholder approval of, the Reorganization Agreement is not conditioned on the consummation of the Transaction. The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Boards' right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Credit Suisse Funds, which may be the case if the Transaction is not consummated. In the event that a Credit Suisse Board determines not to proceed with the Reorganization with respect to a Credit Suisse Fund, the Credit Suisse Board will consider other possible courses of action for the Credit Suisse Fund.

Q.  Will there be any sales charge, commission or other transactional fee in connection with the Reorganization?

A.  No. The full value of your shares of a Credit Suisse Fund will be exchanged for shares of the same class of the corresponding Aberdeen Fund without any sales charge, commission or other transactional fee being imposed. Class B shareholders of a Credit Suisse Fund will receive Class A shares of an Aberdeen Fund as part of the Reorganization and will not pay the applicable front end sales charge as Class A shares. However, future purchases of Class A shares of the Aberdeen Fund after the Reorganization will be subject to the front end sales charge. Aberdeen Funds do not offer Class B shares.

Q.  Why are you sending me this information?

A.  You are receiving this Proxy Statement/Prospectus because you own shares in one or more of the Credit Suisse Funds and have the right to vote on the very important Proposals concerning your investment.

Q.  What effect will the Reorganization have on me as a Credit Suisse Fund shareholder?

A.  Immediately after the Reorganization, shareholders of each class of Credit Suisse Fund will own shares of the corresponding class of the corresponding Aberdeen Fund that are equal in value to the shares of each Credit Suisse Fund that were held by those shareholders immediately prior to the closing of the Reorganization.

Each Aberdeen Fund will offer similar shareholder services as its corresponding Credit Suisse Fund. In addition, neither Credit Suisse nor Aberdeen PLC contemplates instituting any fundamental changes to the manner in which the Credit Suisse Funds have been provided advisory services. A number of the existing portfolio managers, senior professionals, management team members or other key employees of Credit Suisse may be offered employment with a subsidiary of Aberdeen PLC and those that accept may be integrated within the portfolio management team that will be managing the Aberdeen Funds following the Reorganization. There can be no assurance, however, that any portfolio manager or other employee of Credit Suisse or CSAM U.K. that is part of the Acquired Businesses will be employed by a subsidiary of Aberdeen PLC before or after the completion of the Transaction.

The following table outlines the service provider changes to your Credit Suisse Fund that will result from the Reorganization:

	Credit Suisse Funds	Aberdeen Funds
Adviser	Credit Suisse Asset Management, LLC	Aberdeen Asset Management Inc.

Sub-Advisers	Credit Suisse Asset Management Limited (U.K.)	Aberdeen Asset Management Investment Services Limited

Aberdeen Asset Management Asia Limited

Administrators	Credit Suisse Asset Management Securities, Inc. State Street Bank and Trust Company	Aberdeen Asset Management Inc.

Sub-Administrator	Not Applicable	Citi Fund Services Ohio, Inc.

Transfer Agent	Boston Financial Data Services Inc.	Citi Fund Services Ohio, Inc.

Custodian	State Street Bank and Trust Company	JP Morgan Chase Bank, N.A.

Distributor	Credit Suisse Asset Management Securities Inc.	Aberdeen Fund Distributors LLC

Auditor	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP

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Q.  What will be the federal income tax consequences of the Reorganization?

A.  As a condition to each Credit Suisse Fund's obligation to consummate the Reorganization, the Credit Suisse Funds and the Aberdeen Funds will receive an opinion from legal counsel to the Aberdeen Trust to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes (although there can be no assurances that the Internal Revenue Service will deem the exchanges to be tax-free).

Q.  What will happen if the Reorganization is approved but the Transaction is not consummated?

A.  The Reorganization is not conditioned on the consummation of the Transaction. The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Boards' right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Credit Suisse Funds, which may be the case if the Transaction is not consummated. In the event that a Credit Suisse Board determines not to proceed with the Reorganization with respect to a Credit Suisse Fund, the Credit Suisse Board will consider other possible courses of action for the Credit Suisse Fund.

Q.  Why am I being asked to vote on a proposed new investment sub-advisory agreement?

A.  The Investment Company Act of 1940, as amended (the "1940 Act"), which regulates investment companies such as the Credit Suisse Funds, requires investment advisory agreements to contain a provision under which the agreement terminates in the event of an "assignment" (as that term is defined in the 1940 Act and the rules under the 1940 Act). As part of the closing of the Transaction, each Credit Suisse Fund's investment sub-advisory agreement with CSAM U.K. is expected to terminate.

In anticipation of the closing of the Transaction, the Credit Suisse Boards have approved an interim investment sub-advisory agreement for each Credit Suisse Fund with one or more of the Aberdeen Sub-Advisers (the "Interim Sub-Advisory Agreement,") under which one or more of the Aberdeen Sub-Advisers will serve as investment sub-adviser to each of the Credit Suisse Funds following the termination of the existing sub-advisory agreement until the earlier of 150 days following such termination or the completion of the Reorganization. Compensation earned by an Aberdeen Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account for a period of up to 150 days from the termination of the previous investment sub-advisory agreement. The Credit Suisse Boards also approved a new investment sub-advisory agreement for each Credit Suisse Fund with one or more of the Aberdeen Sub-Advisers (the "New Sub-Advisory Agreements"). The approval by each Credit Suisse Fund's shareholders of a New Sub-Advisory Agreement is necessary for the Aberdeen Sub-Adviser to receive the amounts held in the escrow account for its advisory services to that particular Credit Suisse Fund performed under the Interim Sub-Advisory Agreement.

The Interim Sub-Advisory Agreements and New Sub-Advisory Agreements are identical in all material respects to each other and to the existing investment sub-advisory agreements with CSAM U.K., including with respect to fees, other than with respect to the effective dates, termination dates and, for the Interim Sub-Advisory Agreements, the escrow provisions. The sub-advisory fee rates of the Credit Suisse Funds' agreements with CSAM U.K. will remain the same in the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements.

The Interim Sub-Advisory Agreements will only become effective following the closing of the Transaction and then only to the extent the Reorganization has not yet occurred. The approval of the New Sub-Advisory Agreement for each Credit Suisse Fund is conditioned on the approval of the Reorganization Agreement by the Credit Suisse Fund's shareholders, but the approval will not become effective if the Interim Sub-Advisory Agreements have not become effective for any reason. If Credit Suisse Fund shareholders approve the Reorganization Agreement and the Transaction is consummated, each Credit Suisse Fund will reorganize into the corresponding Aberdeen Fund and such Aberdeen Fund will be advised by AAMI and its affiliates pursuant to investment advisory and sub-advisory agreements that have been approved for such Aberdeen Funds.

Q.  What happens if the New Sub-Advisory Agreements are not approved?

A.  If shareholders of a particular Credit Suisse Fund do not approve the proposed New Sub-Advisory Agreement, and the Interim Sub-Advisory Agreement has been implemented, the Aberdeen Sub-Advisers will be paid the lesser of the costs incurred in performing its services under the respective Interim Sub-Advisory Agreement plus interest earned or the total amount in the relevant escrow account for that particular Credit Suisse Fund plus interest earned.

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Q  What Aberdeen Sub-Adviser will sub-advise my Credit Suisse Fund under the Interim Sub-Advisory Agreement if it becomes effective?

A.  The Credit Suisse Funds will be sub-advised by the following:

Credit Suisse Fund	Aberdeen Sub-Adviser
Credit Suisse Global Fixed Income Fund	Aberdeen Asset Management Inc. Aberdeen Asset Management Investment Services Limited

Credit Suisse Global Small Cap Fund	Aberdeen Asset Management Investment Services Limited

Credit Suisse International Focus Fund	Aberdeen Asset Management Investment Services Limited

Q.  How does the Board of Directors of my Credit Suisse Fund recommend that I vote?

A.  After careful consideration, the Credit Suisse Board of your Credit Suisse Fund recommends that you vote "FOR" each Proposal. A summary of the Directors' considerations is provided in the enclosed Proxy Statement/Prospectus in the sections entitled "Reasons for the Reorganization," "Proposal 2: To Approve an Investment Sub-Advisory Agreement."

Q.  Will my Credit Suisse Fund pay for this proxy solicitation or for the costs of the Reorganization?

A.  No. The Credit Suisse Funds will not bear these costs. CSAM and AAMI will bear all costs arising in connection with the transactions contemplated by the Reorganization Agreement (including, but not limited to, proxy and proxy solicitation costs, printing costs, Board of Directors' fees relating to the special Board meetings, legal fees and costs of the Reorganization).

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can authorize your proxy or vote:

•  By Mail: You may authorize your proxy by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted "FOR" the Proposals described above.

•  By Telephone: You may authorize your proxy by telephone by calling the number on your proxy card. To vote in this manner, you will need the "control" number that appears on your proxy card(s).

•  Via the Internet: You may authorize your proxy via the Internet by accessing the website address printed on the enclosed proxy card(s). To vote in this manner, you will need the "control" number that appears on your proxy card(s).

•  Vote In Person: Attend the Meeting as described in the Proxy Statement/Prospectus. If you wish to attend the Meeting, please notify us by calling 1-800-293-1232.

Q.  Why are multiple cards enclosed?

A.  If you own shares of more than one Credit Suisse Fund, you will receive a proxy card for each Credit Suisse Fund that you own as well as a combined proxy card. If you vote all your shares the same way, you can use the combined proxy card to vote all your shares on one proxy card.

Q.  Whom should I call for additional information about this Proxy Statement/Prospectus?

A.  If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call us at 1-800-293-1232 or call The Altman Group, Inc., our proxy solicitor, at 1-866-745-0271.

EACH CREDIT SUISSE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

5

COMBINED PROXY STATEMENT/PROSPECTUS

Credit Suisse Global Fixed Income Fund, Inc.
Credit Suisse Global Small Cap Fund, Inc.
Credit Suisse International Focus Fund, Inc.
Eleven Madison Avenue
New York, New York 10010
(212) 325-2000

Aberdeen Funds
5 Tower Bridge
300 Barr Harbor Drive, Suite 300
West Conshohocken, Pennsylvania 19428
(610) 238-3600

Dated April 23, 2009

This combined proxy statement/prospectus (the "Proxy Statement/Prospectus") solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of Credit Suisse Global Fixed Income Fund, Inc., Credit Suisse Global Small Cap Fund, Inc. and Credit Suisse International Focus Fund, Inc., each a Maryland corporation (each, a "Credit Suisse Fund," and collectively, the "Credit Suisse Funds"). The Meeting has been called by the Board of Directors of each Credit Suisse Fund (each a "Credit Suisse Board" and collectively the "Credit Suisse Boards") to vote on the following proposals (the "Proposals"):

Proposal	Shareholders Entitled to Vote
1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between each Credit Suisse Fund and Aberdeen Funds, a Delaware statutory trust (the "Aberdeen Trust")	Shareholders of each Credit Suisse Fund, voting separately by Fund

2. To approve an investment sub-advisory agreement among each Credit Suisse Fund, Credit Suisse Asset Management LLC, ("CSAM") and Aberdeen Asset Management Inc. ("AAMI") and/or Aberdeen Asset Management Investment Services Limited ("AAMISL," and together with AAMI, the "Aberdeen Sub-Advisers")	Shareholders of each Credit Suisse Fund, voting separately by Fund

The Meeting is scheduled for June 10, 2009 at 9:00 a.m. New York time, at the offices of CSAM, Eleven Madison Avenue, New York, New York 10010. Each Credit Suisse Board, on behalf of its respective Credit Suisse Fund, is soliciting these proxies. This Proxy Statement/Prospectus will first be sent to shareholders on or about May 5, 2009.

Under the Reorganization Agreement, each Credit Suisse Fund will transfer all of its assets and liabilities to its corresponding Aberdeen Fund as listed below (each, an "Aberdeen Fund," and collectively, the "Aberdeen Funds") in exchange for shares of its corresponding Aberdeen Fund.

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
Credit Suisse Global Fixed Income Fund, Inc. Class A Class C Common Class Advisor Class	Aberdeen Global Fixed Income Fund Class A Class C Institutional Service Class Institutional Service Class

Credit Suisse Global Small Cap Fund, Inc. Class A Class B Class C Common Class Advisor Class	Aberdeen Global Small Cap Fund Class A Class A Class C Class A Class R

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
Credit Suisse International Focus Fund, Inc. Class A Class B Class C Common Class Advisor Class	Aberdeen International Equity Fund Class A Class A Class C Institutional Service Class Class R

This Proxy Statement/Prospectus gives you information about your investment in a Credit Suisse Fund and its corresponding Aberdeen Fund and about other matters that you should know about before voting and investing. It is both the Credit Suisse Funds' proxy statement for the Meeting and a prospectus for the Aberdeen Funds. You should retain this Proxy Statement/Prospectus for future reference. A statement of additional information dated April 23, 2009 (the "Statement of Additional Information"), relating to this Proxy Statement/Prospectus, which contains more information about the Credit Suisse Funds and the Aberdeen Funds and the proposed transaction, has been filed with the U.S. Securities and Exchange Commission (the "SEC"), and is incorporated herein by reference.

The prospectuses of the Aberdeen Funds dated February 28, 2009 and April 22, 2009, as amended to date (the "Aberdeen Funds' Prospectus"), accompany this Proxy Statement/Prospectus and are incorporated herein by reference and are considered a part of this Proxy Statement/Prospectus. The Aberdeen Fund's Prospectus is intended to provide you with additional information about the Aberdeen Funds. The Aberdeen Global Fixed Income Fund and the Aberdeen Global Small Cap Fund are newly-organized and currently have no assets or liabilities. These Aberdeen Funds have been created in connection with the Reorganization Agreement for the purpose of acquiring the assets and liabilities of the corresponding Credit Suisse Funds and will not commence operations until the date of the reorganization. The Aberdeen International Equity Fund is an existing and operating mutual fund.

You can request a free copy of the Statement of Additional Information, the Aberdeen Funds' Prospectus and the Aberdeen International Equity Fund's annual report dated October 31, 2008, by calling (800) 523-1918 or by writing to: Aberdeen Funds, 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

2

COMBINED PROXY STATEMENT/PROSPECTUS

TABLE OF CONTENTS

Page
SUMMARY	1

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION	1

What is the purpose of the Proposal?	1

What are the federal income tax consequences of the Reorganization?	1

How do the investment objectives, investment strategies and fundamental investment limitations of each Credit Suisse Fund and its corresponding Aberdeen Fund compare?	1

What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?	8

How does the Fund performance compare?	22

What are other differences between the Credit Suisse Funds and Aberdeen Funds?	24

Where can I find more financial information about the Funds?	25

What are the principal risks associated with investments in the Funds?	25

REASONS FOR THE REORGANIZATION	32

INFORMATION ABOUT THE REORGANIZATION AND THE REORGANIZATION AGREEMENT	34

How will the Reorganization be carried out?	34

Who will pay the expenses of the Reorganization?	36

What are the federal income tax consequences of the Reorganization?	36

What should I know about shares of the Aberdeen Funds?	37

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?	38

COMPARISON OF CREDIT SUISSE FUNDS AND ABERDEEN FUNDS	42

Who manages the Funds?	42

Who are the other service providers?	46

Comparison of dividends, distribution, purchase, redemption and exchange policies	47

Are there any significant differences between the Credit Suisse Fund's and Aberdeen Trust's Charter Documents?	55

PROPOSAL 2: TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT	58

Why is a New Sub-Advisory Agreement needed?	58

How does the New Sub-Advisory Agreement differ from the current investment sub-advisory agreement?	59

What factors did each Credit Suisse Board consider in recommending that shareholders approve the New Sub-Advisory Agreement?	60

MORE INFORMATION ABOUT THE FUNDS	61

VOTING INFORMATION	62

What vote is necessary to approve the Proposals?	62

Who can vote to approve the Proposals?	63

How do I ensure my vote is accurately recorded?	63

May I revoke my proxy?	63

What other matters will be voted upon at the Meeting?	64

What other solicitations will be made?	64

How do I submit a shareholder proposal?	64

PRINCIPAL HOLDERS OF SHARES	65

EXHIBITS

Exhibit A—Agreement and Plan of Reorganization

Exhibit B—Forms of New Investment Sub-Advisory Agreements

Exhibit C—Outstanding Voting Securities as of March 12, 2009

Exhibit D—Principal Holders of Shares as of March 12, 2009

SUMMARY

This is only a summary of certain information contained in this Proxy Statement/ Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Reorganization Agreement (attached as Exhibit A), and the information contained in the Aberdeen Funds' Prospectus that accompanies this Proxy Statement/Prospectus.

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Shareholders of the Credit Suisse Funds are being asked to consider and approve the Reorganization Agreement. The Reorganization Agreement provides for: (i) the acquisition by an Aberdeen Fund of all of the assets and liabilities of its corresponding Credit Suisse Fund in exchange for shares of the Aberdeen Fund; (ii) the pro rata distribution of shares of each Aberdeen Fund to shareholders of the corresponding Credit Suisse Fund; and (iii) the subsequent liquidation of the Credit Suisse Funds. If the shareholders of a Credit Suisse Fund vote to approve the Reorganization Agreement, as a shareholder of the Credit Suisse Fund, you will receive Aberdeen Fund's shares equal in total value to your investment in the Credit Suisse Fund. If approved, the Reorganization Agreement will have the effect of reorganizing each of the Credit Suisse Funds with and into a corresponding Aberdeen Fund, which has identical or substantially similar investment objectives and strategies, as set forth below. This means that you will cease to be a shareholder of the Credit Suisse Fund and will become a shareholder of the Aberdeen Fund. This exchange will occur on a date agreed to by the parties to the Reorganization Agreement (hereafter, the "Closing Date"), which is currently expected to be in the early third quarter of 2009. A copy of the Reorganization Agreement is attached as Exhibit A. The proposed reorganization for the Credit Suisse Funds is referred to in this Proxy Statement/Prospectus as the "Reorganization."

What is the purpose of the Proposal?

At meetings held on January 15, 2009, February 18, 2009 and March 11, 2009, the Credit Suisse Boards considered the Reorganization and on March 11, 2009 unanimously approved the Reorganization Agreement and recommended that shareholders of the Credit Suisse Funds approve the Reorganization Agreement.

For the reasons set forth below under "Reasons for the Reorganization," the Credit Suisse Boards and the Board of Trustees of Aberdeen Funds (the "Aberdeen Board" and collectively with the Credit Suisse Boards, the "Boards") have concluded that the Reorganization is in the best interests of the Credit Suisse Funds and the Aberdeen Funds, respectively. The Boards have also concluded that the interests of the shareholders of the Credit Suisse Funds and Aberdeen Funds, respectively, will not be diluted as a result of the Reorganization.

What are the federal income tax consequences of the Reorganization?

It is expected that shareholders of each of the Credit Suisse Funds will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Credit Suisse Funds for shares of the Aberdeen Funds pursuant to the Reorganization Agreement (although there can be no assurance that the Internal Revenue Service ("IRS") will deem the exchanges to be tax-free). You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For further information about the federal income tax consequences of the Reorganization, see "Information About the Reorganization—What are the federal income tax consequences of the Reorganization?"

As a condition to the closing of the Reorganization, Credit Suisse Funds and Aberdeen Funds will receive an opinion from Aberdeen Funds' counsel, Stradley Ronon Stevens & Young, LLP (based on certain facts, qualifications, assumptions and representations) to the effect that each Credit Suisse Fund reorganization into an Aberdeen Fund, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

How do the investment objectives, investment strategies and fundamental investment limitations of each Credit Suisse Fund and its corresponding Aberdeen Fund compare?

Investment Objectives

The following chart states the investment objective of each Credit Suisse Fund and its corresponding Aberdeen Fund. The Aberdeen Global Fixed Income Fund and the Aberdeen Global Small Cap Fund's

investment objectives are identical to that of the Credit Suisse Global Fixed Income Fund and the Credit Suisse Global Small Cap Fund, respectively. The Aberdeen International Equity Fund has an investment objective that is substantially similar to that of the Credit Suisse International Focus Fund.

Credit Suisse Fund	Investment Objective of the Credit Suisse Fund	Aberdeen Fund	Investment Objective of the Aberdeen Fund
Credit Suisse Global Fixed Income Fund	The Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.	Aberdeen Global Fixed Income Fund	Identical to Credit Suisse Fund.

Credit Suisse Global Small Cap Fund	The Fund seeks long-term growth of capital.	Aberdeen Global Small Cap Fund	Identical to Credit Suisse Fund.

Credit Suisse International Focus Fund	The Fund seeks long-term capital appreciation.	Aberdeen International Equity Fund	The Fund seeks long-term capital growth.

Investment Strategies

The investment strategies of each Aberdeen Fund are, in general, identical or substantially similar to those of its corresponding Credit Suisse Fund. With respect to the Credit Suisse Global Small Cap Fund/Aberdeen Global Small Cap Fund and the Credit Suisse International Focus Fund/Aberdeen International Equity Fund, there are differences in the portfolio management strategy for selecting securities. The following pages provide the investment strategies of each Credit Suisse Fund and Aberdeen Fund. Any difference between the Funds in their investment strategies or investment approach are highlighted below.

1.  Credit Suisse Global Fixed Income Fund/Aberdeen Global Fixed Income Fund

The Credit Suisse Global Fixed Income Fund and its corresponding Aberdeen Global Fixed Income Fund have almost identical investment strategies that are described as follows:

Each Fund seeks to achieve its objective by investing in fixed-income securities of U.S. and foreign issuers including:

•  foreign governments, their agencies and instrumentalities and foreign companies, including those in emerging markets;

•  multinational organizations, such as the World Bank;

•  the U.S. government, its agencies and instrumentalities and U.S. companies; and

•  asset-backed securities.

As a non-fundamental policy, under normal market conditions, each Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in a number of countries throughout the world, which may include the U.S. Under normal market conditions, the Aberdeen Global Fixed Income Fund discloses that it will invest significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in bonds of issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. There is no limit on either Fund's ability to invest in emerging markets.

Both Funds' portfolio managers base their investment decisions on fundamental factors, including economic market and currency trends and credit quality. Each Fund generally invests in markets where the combination of fixed-income returns and currency exchange rates appear attractive, or, if the currency trend is unfavorable, where the portfolio managers believe the currency risk can be reduced through hedging.

Each Fund may invest in all types of fixed-income securities, including:

•  corporate bonds, debentures and notes;

•  convertible debt securities;

•  preferred stocks;

•  government securities;

•  municipal and other government related securities;

•  mortgage-backed and other asset-backed securities; and

•  repurchase agreements involving portfolio securities.

Each Fund may purchase securities denominated in foreign currencies or in U.S. dollars.

Each Fund may invest up to:

•  40% of assets in securities of issuers located in any single foreign country;

•  35% of net assets in fixed-income securities rated below investment grade (junk bonds);

•  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions; and

•  20% of net assets in equity securities, including common stocks, warrants and rights.

Neither Fund has a stated maturity policy and the average effective maturity may change.

To a limited extent, each Fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. Generally, the Credit Suisse Fund will attempt to take advantage of pricing inefficiencies in these securities. For example, a Fund may write (i.e., sell) put and call options. A Fund would receive premium income when it writes an option, which will increase its return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The Credit Suisse Fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and options on swaps (commonly referred to as swaptions). The Aberdeen Fund may invest in financial derivative instruments including, but are not limited to, futures, options, swaps, (including, but not limited to, credit and credit-default, interest rate and inflation swaps), forward foreign currency exchange contracts and options, and credit linked notes. The Aberdeen Fund may enter into transactions which include but are not limited to the purchase and writing of call and put options on securities (including exchange-listed and over-the-counter options), the purchase and sale of futures contracts and options thereon such as securities indices, bond and interest rate futures, entering into interest rate, inflation and credit swaps, and options on swaps (commonly referred to as swaptions).

The Aberdeen Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•  to manage the Fund's interest rate, credit and currency exposure;

•  as a substitute for taking a position in the underlying asset (where the manager feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•  as a hedging strategy;

•  to seek to increase total returns (which is considered a speculative practice); and

•  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

The benefits to be derived from a Fund's derivatives strategy are dependent upon the manager's ability to predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful.

The Aberdeen Fund is actively managed. As such, the Aberdeen Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt a Fund's performance. Each Fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so.

2.  Credit Suisse Global Small Cap Fund/Aberdeen Global Small Cap Fund

Other than the difference noted below concerning the description of investment adviser's approach in choosing securities, the Credit Suisse Global Small Cap Fund and its corresponding Aberdeen Global Small Cap Fund have almost identical investment strategies that are described as follows:

Each Fund seeks to achieve its objective by investing in equity securities of small U.S. and foreign companies. As a non-fundamental policy, under normal market conditions, each Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from a broad range of countries, including the U.S. and with respect to the Credit Suisse Fund, 40% of assets (at least 30% if the Fund's manager deems market conditions to be not normal) and with respect to the Aberdeen Fund, 30% of assets in companies located or conducting a majority of their business outside the U.S.

Each Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI World Small Cap Index at the time of purchase. As of February, 2009, the MSCI World Small Cap Index included companies with market capitalization between $3 million and $3.7 billion. Some companies may outgrow the definition of a small company after a Fund has purchased their securities. These companies continue to be considered small for purposes of each Fund's minimum 80% allocation to small company equities. In addition, each Fund may invest in companies of any size once the 80% policy is met. As a result, a Fund's average market capitalization may sometimes exceed that of the largest company in the MSCI World Small Cap Index.

Each Fund will diversify its investments across companies, industries and countries.

Each Fund's equity holdings may include:

•  common stocks and preferred stocks;

•  rights and warrants;

•  securities convertible into common stocks; and

•  partnership interests.

Each Fund may invest:

•  up to 20% of net assets in debt securities;

•  up to 35% of net assets in emerging markets securities; and

•  without limit in foreign securities.

The Aberdeen Fund may invest up to 10% of net assets in private funds that invest in private equity and in venture capital companies and without limit in special situation companies.

To a limited extent, each Fund may also engage in other investment practices.

Difference in Description of Investment Approach. The Aberdeen Fund's investment team employ a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when it perceives that a company's business direction or growth prospects have changed or the company's valuations are no longer attractive.

For foreign securities, the Credit Suisse portfolio managers also use a bottom-up investment approach to identify fundamentally strong companies trading at a discount to their projected growth rates or intrinsic asset values (i.e., the present value of the future cash flows that it will generate). In choosing foreign securities, the manager looks at a number of factors, including:

•  price/earnings growth;

•  revenue growth;

•  asset/book value;

•  strong returns on capital;

•  reliability and effectiveness of management; and

•  whether the price of the security is attractive as compared to its competitors.

The Credit Suisse Global Small Cap Fund will seek capital appreciation by taking advantage of both growth and value opportunities in foreign securities, based on the portfolio managers' views of individual companies outside the U.S. The Credit Suisse Fund intends to invest at least 40% of assets in non-U.S. companies under normal market conditions (at least 30% if the Fund's manager deems market conditions to be not normal). The Credit Suisse Fund is not required to maintain any specific portion of its assets in growth or value stocks and the portion of the Fund's assets invested in either will vary depending on market conditions.

The Credit Suisse Fund's portfolio manager generally will sell foreign securities when there has been a fundamental change in the company's prospects or where price appreciation brings its expectation of profit growth to a rate at or below that implied by the current market value. The portfolio manager may sell foreign securities for a variety of other reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

With respect to investments in U.S. securities, the Credit Suisse portfolio managers follow an actively managed approach. The portfolio managers select U.S. equity securities for the Fund through a fundamental analysis approach which seeks to identify through a bottom-up investment approach fundamentally strong companies trading at a discount to their projected growth rates or intrinsic asset values. The portfolio manager may sell securities to realize profits, limit losses or take advantage of better investment opportunities.

3.  Credit Suisse International Focus Fund/Aberdeen International Equity Fund

Other than the difference noted below concerning the description of the investment adviser's approach in choosing securities, the Credit Suisse International Focus Fund and its corresponding Aberdeen International Equity Fund have substantially similar investment strategies that are described as follows:

Both Funds seek long term capital growth by investing in equity securities. Both Funds invest at least 80% of their net assets in equity securities from foreign markets. The Credit Suisse International Focus Fund invests in 60 to 85 companies located in or conducting a majority of their business in foreign markets or companies whose securities trade primarily in major foreign markets. The Aberdeen International Equity Fund does not have a specific number of stocks it can hold. Both Funds consider foreign markets to include Europe, Australasia, the Far East and other regions. While both Funds may invest in companies in developing countries, the Credit Suisse International Focus Fund, unlike the Aberdeen International Equity Fund, limits its investment in such markets to 15% of its assets. The top fifteen largest company holdings in the Credit Suisse International Focus Fund, but not the Aberdeen International Equity Fund, may account for 40% or more of a Fund's assets.

Both Funds may invest in common stock, warrants and securities convertible into or exchangeable for common stocks. Additionally, the Aberdeen International Equity Fund may invest as a principal investment strategy in preferred stock, foreign investment trusts or funds, depository receipts and derivatives, such as options and futures. The Aberdeen International Equity Fund, as a principal investment strategy, may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy; however, the Aberdeen International Equity Fund does not generally expect to invest in derivatives. The Aberdeen International Equity Fund does reserve the right to use index futures for cash management purposes.

Difference in Description of Investment Approach. Both Funds' advisers use a bottom-up investment approach to choosing equity securities, however the portfolio managers for each Fund use slightly different descriptions of their stock selection process. The Credit Suisse International Focus Fund's portfolio managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers for the Credit Suisse International Focus Fund determine value based upon research and analysis, taking all relevant factors into account. The Aberdeen International Equity Fund seeks to identify stocks for their long-term, fundamental value. The Aberdeen International Equity Fund's portfolio managers' stock selection process contains two filters, first quality and then price. In the quality filter, the portfolio managers seek to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the portfolio managers assess the value of a company by reference to standard financial ratios, and estimate the value of the company relative to its market price and the valuations of companies within a relevant universe. The portfolio managers of the Aberdeen International Equity Fund may sell a security when they perceive that a company's business direction or growth prospects have changed or the company's valuations are no longer attractive.

Fundamental Investment Restrictions

This section briefly compares and contrasts certain fundamental investment restrictions of the Credit Suisse Funds with the corresponding Aberdeen Funds. More complete information may be found in the respective Statements of Additional Information for the Credit Suisse Funds and the Aberdeen Funds.

Unless otherwise indicated, the restrictions discussed below are fundamental policies of a Credit Suisse Fund or Aberdeen Fund. This means that the policy cannot be changed without the approval of shareholders. Investment restrictions that are non-fundamental may be changed by either of the Boards.

Diversification. Each of the Aberdeen Funds and Credit Suisse Funds is a diversified company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Aberdeen Funds may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Aberdeen Fund's total assets would be invested in such issuer or the Aberdeen Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Aberdeen Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Credit Suisse Global Small Cap Fund and Credit Suisse International Focus Fund have a comparable policy that they may not purchase the securities of any issuer if as a result more than 5% of the value of the Credit Suisse Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Credit Suisse Fund's total assets may be invested without regard to this 5% limitation. The Credit Suisse Global Fixed Income Fund is classified as diversified under the 1940 Act but does not have a comparable fundamental limitation.

Borrowing and Issuing Senior Securities. The Aberdeen Funds may not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Credit Suisse Global Fixed Income Fund and Credit Suisse International Focus Fund have a comparable policy that they may not borrow money, except to the extent permitted under the 1940 Act. The Credit Suisse Global Small Cap Fund may not borrow money except that the Credit Suisse Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Credit Suisse Fund may not exceed 30% of the value of the Credit Suisse Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

In addition the Credit Suisse Funds may not issue any senior security except as permitted in the Credit Suisse Funds' investment limitations.

Underwriting. The Aberdeen Funds may not act as an underwriter of another issuer's securities, except to the extent that the Credit Suisse Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

The Credit Suisse Funds may not underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Credit Suisse Funds' investment objective, policies and limitations may be deemed to be underwriting.

Commodities. The Aberdeen Funds may not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Aberdeen Fund.

The Credit Suisse Funds may not invest in commodities, except that the Credit Suisse Funds may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and with respect to the Credit Suisse Global Small Cap Fund and Credit Suisse International Focus Fund enter into stand-by commitments.

Industry Concentration. The Aberdeen Funds may not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Aberdeen Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies. The following industries, among others, are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The Credit Suisse Funds have a comparable policy that they may not purchase any securities which would cause 25% or more of the value of the Credit Suisse Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

Lending. The Aberdeen Funds may not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Credit Suisse Global Fixed Income Fund and International Focus Fund have a comparable policy that they will not make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act. Similarly, the Credit Suisse Global Small Cap Fund may not make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

Real Estate. The Aberdeen Funds may not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Credit Suisse Funds have a comparable policy that they will not purchase or sell real estate, provided that a Credit Suisse Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

The Credit Suisse Global Small Cap Fund may not purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs. The Aberdeen Global Small Cap Fund has a comparable non-fundamental investment restriction regarding investment in oil, gas or mineral exploration or development programs.

Margin Purchases. The Credit Suisse Global Small Cap Fund may not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin. The Aberdeen Global Small Cap Fund has a similar non-fundamental investment limitation.

For a complete description of the Aberdeen Funds' investment strategies, policies, and risks, you should read the Aberdeen Funds' Prospectus that accompanies this Proxy Statement/Prospectus.

What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?

Expense Ratio Tables. Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The following tables: (1) compare the fees and expenses for the Credit Suisse Funds and their corresponding Aberdeen Funds based on actual expenses of the Credit Suisse Funds for a recent twelve-month period, estimated expenses for the Aberdeen Global Fixed Income Fund and the Aberdeen Global Small Cap Fund (which are shell funds created for the purpose of this Reorganization that will not commence operations until the consummation of the Reorganization) and actual expenses of the Aberdeen International Equity Fund; and (2) show the estimated fees and expenses for the corresponding Aberdeen Funds on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The tables enable you to compare and contrast the expense levels for the Credit Suisse Funds and the Aberdeen Funds and obtain a general idea of what the expense levels will be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the funds. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

The Credit Suisse Funds' expenses are based on actual expenses for the twelve months ended October 31, 2008. The Aberdeen Global Fixed Income Fund and the Aberdeen Global Small Cap Fund's expenses are based on anticipated fees and expenses payable by the Aberdeen Fund through the fiscal year ending October 31, 2009. The Aberdeen International Equity Fund expenses are annualized expense ratios based on actual fees and expenses of the Fund from its commencement of operation as an Aberdeen Fund on June 23, 2008.

The sales charge and redemption fee structure for the Credit Suisse Funds and the Aberdeen Funds have some differences and are compared in more detail below in the sections titled "Summary—What are other differences between the Credit Suisse Funds and Aberdeen Funds?—Sales Load, Redemption Fee and Rule 12b-1 Arrangements for the Credit Suisse Fund and Aberdeen Funds," and "Shareholder Transactions and Services of the Credit Suisse Funds and the Aberdeen Funds." With respect to each Fund's net annual operating expenses, each Aberdeen Fund has net overall expenses after contractual expense limitations and fee waivers that are the same as or lower than its corresponding Credit Suisse Fund. AAMI has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio of each class of each Aberdeen Fund so that it does not exceed the net expense ratio of the corresponding class of the corresponding Credit Suisse Fund in effect at the time of the Reorganization.

FEE TABLES FOR THE CREDIT SUISSE GLOBAL FIXED INCOME FUND
AND THE ABERDEEN GLOBAL FIXED INCOME FUND

No. 1A. Class A shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse Global Fixed Income Fund (Class A)		Aberdeen Global Fixed Income Fund (Class A)		Aberdeen Global Fixed Income Fund— After Reorganization (Class A)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.75	%(2)	4.25	%(3)	4.25	%(3)
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None(4)		None(4)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	None		2.00	%(5)	2.00	%(5)
Annual fund operating expenses (expenses that are deducted from fund assets)(6)
Management Fees	1.00	%(7)	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.75%		0.86	%(8)	0.86	%(8)
Total annual fund operating expenses	2.00%		2.11%		2.11%
Less: Amount of Fee Waivers and Limitation/ Expense Reimbursements(9)	0.80%		0.91%		0.91%
Net annual fund operating expenses	1.20%		1.20%		1.20%

No. 1B. Class C shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse Global Fixed Income Fund (Class C)		Aberdeen Global Fixed Income Fund (Class C)		Aberdeen Global Fixed Income Fund— After Reorganization (Class C)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(10)	1.00	%(10)	1.00	%(10)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	None		2.00	%(5)	2.00	%(5)
Annual fund operating expenses (expenses that are deducted from fund assets)(6)
Management Fees	1.00	%(7)	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.75%		0.80	%(8)	0.80	%(8)
Total annual fund operating expenses	2.75%		2.80%		2.80%
Less: Amount of Fee Waivers and Limitation/ Expense Reimbursements(9)	0.80%		0.85%		0.85%
Net annual fund operating expenses	1.95%		1.95%		1.95%

No. 1C. Advisor Class/Institutional Service Class shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse Global Fixed Income Fund (Advisor Class)		Aberdeen Global Fixed Income Fund (Institutional Service)		Aberdeen Global Fixed Income Fund— After Reorganization (Institutional Service)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	None		2.00	%(5)	2.00	%(5)
Annual fund operating expenses (expenses that are deducted from fund assets)(6)
Management Fees	1.00	%(7)	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.75%		0.87	%(8)	0.87	%(8)
Total annual fund operating expenses	1.75%		1.87%		1.87%
Less: Amount of Fee Waivers and Limitation/ Expense Reimbursements(9)	0.80%		0.92%		0.92%
Net annual fund operating expenses	0.95%		0.95%		0.95%

No. 1D. Common Class/Institutional Service Class shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse Global Fixed Income Fund (Common Class)		Aberdeen Global Fixed Income Fund Institutional (Service Class)		Aberdeen Global Fixed Income Fund— After Reorganization (Institutional Service Class)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	None		2.00	%(5)	2.00	%(5)
Annual fund operating expenses (expenses that are deducted from fund assets)(6)
Management Fees	1.00	%(7)	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.75%		0.87	%(8)	0.87	%(8)
Total annual fund operating expenses	1.75%		1.87%		1.87%
Less: Amount of Fee Waivers and Limitation/ Expense Reimbursements(9)	0.80%		0.92%		0.92%
Net annual fund operating expenses	0.95%		0.95%		0.95%

  (1)  If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

  (2)  The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 0.50% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase.

  (3)  The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. Class A shares of the Aberdeen Fund received in connection with the Reorganization will not be subject to the front end sales charge. Class A shares of the Aberdeen Fund purchased after the Reorganization will be subject to the front end sales charge.

  (4)  A contingent deferred sales charge (CDSC) of up to 0.75% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder's fee was paid.

  (5)  A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Aberdeen Fund shares that can negatively affect the Aberdeen Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Shares issued in connection with the Reorganization will not be subject to the redemption fee.

  (6)  The Credit Suisse Fund's "Annual fund operating expenses" are based on actual expenses paid by the Credit Suisse Fund for the fiscal year ended October 31, 2008. The Aberdeen Fund's "Annual fund operating expenses" are annualized expenses based on anticipated fees and expenses payable by the Aberdeen Fund for the current fiscal year.

  (7)  CSAM has voluntarily agreed not to impose a portion of its management fee equal to 0.80% of the Credit Suisse Fund's average daily net assets. As a result, the current management fee is 0.20% of the Credit Suisse Fund's average daily net assets. The waiver may be terminated at any time at the option of CSAM.

  (8)  "Other Expenses" include other ordinary operating expenses of the Aberdeen Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Aberdeen Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in "Other Expenses" for administrative services fees is 0.06% for Class A shares, 0.02% for Class R shares and 0.07% for Institutional Service Class shares. If the maximum amount of administrative services fees were charged, the "Net annual fund operating expenses" would be higher.

  (9)  CSAM's fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time. Aberdeen Trust and AAMI have entered into a written contract limiting operating expenses to 1.20% for Class A, 1.95% for Class C and 0.95% for Institutional Service Class until the second anniversary of the closing date of the Reorganization. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees and short-sale dividend expenses. Aberdeen Trust is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

  (10)  A CDSC of 1% is charged if you sell Class C shares within the first year after purchase.

Examples. These examples are intended to help you compare the cost of investing in (1) the Credit Suisse Fund as it currently exists; (2) its corresponding Aberdeen Fund as it currently exists; and (3) the Aberdeen Fund if it acquires the corresponding Credit Suisse Fund (the "Pro forma") with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower based on these assumptions your costs would be:

Class A shares*	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Fixed Income Fund (Class A shares)	$668	$1,073	$1,502	$2,692
Aberdeen Global Fixed Income Fund (Class A shares)	$542	$974	$1,431	$2,694
Pro forma Aberdeen Global Fixed Income Fund— After Reorganization (Class A shares)	$542	$974	$1,431	$2,694

*    Assumes a CDSC does not apply

Class C shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Fixed Income Fund (Class C shares)	$378	$853	$1,454	$3,080
Aberdeen Global Fixed Income Fund (Class C shares)	$298	$788	$1,404	$3,067
Pro forma Aberdeen Global Fixed Income Fund— After Reorganization (Class C shares)	$298	$788	$1,404	$3,067

Advisor Class/Institutional Service Class shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Fixed Income Fund (Advisor Class shares)	$178	$551	$949	$2,062
Aberdeen Global Fixed Income Fund (Institutional Service Class shares)	$97	$498	$925	$2,115
Pro forma Aberdeen Global Fixed Income Fund— After Reorganization (Institutional Service Class shares)	$97	$498	$925	$2,115
Common Class/Institutional Service Class shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Fixed Income Fund (Common Class shares)	$178	$551	$949	$2,062
Aberdeen Global Fixed Income Fund (Institutional Service Class shares)	$97	$498	$925	$2,115
Pro forma Aberdeen Global Fixed Income Fund— After Reorganization (Institutional Service Class shares)	$97	$498	$925	$2,115

You would pay the following expenses on the same investment if you did not sell your shares**:

Class C shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Fixed Income Fund (Class C shares)	$278	$853	$1,454	$3,080
Aberdeen Global Fixed Income Fund (Class C shares)	$198	$788	$1,404	$3,067
Pro forma Aberdeen Global Fixed Income Fund— After Reorganization (Class C shares)	$198	$788	$1,404	$3,067

  **  Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

FEE TABLES AND EXPENSE EXAMPLE FOR THE CREDIT SUISSE GLOBAL SMALL CAP FUND
AND THE ABERDEEN GLOBAL SMALL CAP FUND

No. 2A. Class A shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse Global Small Cap Fund (Class A)		Aberdeen Global Small Cap Fund (Class A)		Aberdeen Global Small Cap Fund— After Reorganization (Class A)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75	%(2)	5.75	%(3)	5.75	%(3)
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None(4)		None(4)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(5)	2.00	%(6)	2.00	%(6)
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.25	%(8)	1.25%		1.25%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	1.07%		1.05	%(9)	1.05	%(9)
Total annual fund operating expenses	2.57%		2.55%		2.55%
Less: Amount of Fee Limitation/ Expense Reimbursements(10)	1.02%		1.00%		1.00%
Net annual fund operating expenses	1.55%		1.55%		1.55%

No. 2B. Class B/Class A shares(11)

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse Global Small Cap Fund (Class B)		Aberdeen Global Small Cap Fund (Class A)		Aberdeen Global Small Cap Fund— After Reorganization (Class A)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		5.75	%(3)	5.75	%(3)
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	4.00	%(12)	None(4)		None(4)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(5)	2.00	%(6)	2.00	%(6)
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.25	%(8)	1.25%		1.25%
Distribution and/or Service (12b-1) Fees	1.00%		0.25%		0.25%
Other Expenses	1.07%		1.05	%(9)	1.05	%(9)
Total annual fund operating expenses	3.32%		2.55%		2.55%
Less: Amount of Fee Limitation/ Expense Reimbursements(10)	1.02%		1.00%		1.00%
Net annual fund operating expenses	2.30%		1.55%		1.55%

No. 2C. Class C shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse Global Small Cap Fund (Class C)		Aberdeen Global Small Cap Fund (Class C)		Aberdeen Global Small Cap Fund— After Reorganization (Class C)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(13)	1.00	%(13)	1.00	%(13)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(5)	2.00	%(6)	2.00	%(6)
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.25	%(8)	1.25%		1.25%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	1.07%		0.99	%(9)	0.99	%(9)
Total annual fund operating expenses	3.32%		3.24%		3.24%
Less: Amount of Fee Limitation/ Expense Reimbursements(10)	1.02%		0.94%		0.94%
Net annual fund operating expenses	2.30%		2.30%		2.30%

No. 2D. Advisor Class/Class R shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse Global Small Cap Fund (Advisor Class)		Aberdeen Global Small Cap Fund (Class R)		Aberdeen Global Small Cap Fund— After Reorganization (Class R)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(5)	2.00	%(6)	2.00	%(6)
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.25	%(8)	1.25%		1.25%
Distribution and/or Service (12b-1) Fees	0.50%		0.50%		0.50%
Other Expenses	1.07%		1.01	%(9)	1.01	%(9)
Total annual fund operating expenses	2.82%		2.76%		2.76%
Less: Amount of Fee Limitation/ Expense Reimbursements(10)	1.02%		0.96%		0.96%
Net annual fund operating expenses	1.80%		1.80%		1.80%

No. 2E. Common Class/Class A shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse Global Small Cap Fund (Common Class)		Aberdeen Global Small Cap Fund (Class A)		Aberdeen Global Small Cap Fund— After Reorganization (Class A)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		5.75	%(3)	5.75	%(3)
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None(4)		None(4)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(5)	2.00	%(6)	2.00	%(6)
Annual Fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.25	%(8)	1.25%		1.25%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	1.07%		1.05	%(9)	1.05	%(9)
Total annual fund operating expenses	2.57%		2.55%		2.55%
Less: Amount of Fee Limitation/ Expense Reimbursements(10)	1.02%		1.00%		1.00%
Net annual fund operating expenses	1.55%		1.55%		1.55%

  (1)  If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

  (2)  The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. Credit Suisse Fund shareholders of Class B shares that are issued Class A shares of an Aberdeen Fund will not be subject to any maximum sales charge (load) upon exchange. Class A shares of the Aberdeen Fund purchased after the Reorganization will be subject to the applicable front end sales charge.

  (3)  The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. Class A shares of the Aberdeen Fund received in connection with the Reorganization will not be subject to the front end sales charge. Class A shares of the Aberdeen Fund purchased after the reorganization will be subject to the front end sales charge.

  (4)  A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder's fee was paid.

  (5)  Imposed on shares redeemed or exchanged within 30 days from date of purchase.

  (6)  A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Aberdeen Fund shares that can negatively affect the Aberdeen Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Shares issued in connection with the Reorganization will not be subject to the redemption fee.

  (7)  The Credit Suisse Fund's "Annual fund operating expenses" are based on actual expenses paid by the Credit Suisse Fund for the fiscal year ended October 31, 2008. The Aberdeen Fund's "Annual fund operating expenses" are annualized expenses based on anticipated fees and expenses payable by the Aberdeen Fund for the current fiscal year.

  (8)  CSAM has voluntarily agreed not to impose a portion of its management fee equal to 1.02% of the Credit Suisse Fund's average daily net assets. As a result, the current management fee is 0.23% of the Credit Suisse Fund's average daily net assets. The waiver may be terminated at any time at the option of CSAM.

  (9)  "Other Expenses" include other ordinary operating expenses of the Aberdeen Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional

Service Class shares. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Aberdeen Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in "Other Expenses" for administrative services fees is 0.06% for Class A shares, 0.02% for Class R shares and 0.07% for Institutional Service Class shares. If the maximum amount of administrative services fees were charged, the "Net annual fund operating expenses" would be higher.

  (10)  CSAM's fee waivers and expense reimbursements are voluntary and may be discontinued at any time. Aberdeen Trust and AAMI have entered into a written contract limiting operating expenses to 1.55% for Class A, 2.30% for Class C and 1.80% for Class R until the second anniversary of the closing date of the Reorganization. This limit excludes certain Aberdeen Fund expenses, including any taxes, interest, brokerage fees and short-sale dividend expenses. Aberdeen Trust is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause the Aberdeen Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

  (11)  Credit Suisse Fund Class B shareholders will be issued Aberdeen Fund Class A shares upon Reorganization.

  (12)  Class B shares of the Credit Suisse Fund automatically convert to Class A shares of the Credit Suisse Fund after eight years, the effect of the automatic conversion feature is reflected in the Example that follows. The Class B shares of the Credit Suisse Fund are charged a CDSC (as a percentage of offering or sale price, whichever is less) of 4% if redeemed during the first year decreasing 1% annually to 0% after the fourth year. Credit Suisse Fund shareholders of Class B shares that are issued Class A shares of an Aberdeen Fund as part of the Reorganization will no longer be subject to the Credit Suisse Class B contingent deferred sales charge.

(13)  A CDSC of 1% is charged if you sell Class C shares within the first year after purchase.

Examples. These examples are intended to help you compare the cost of investing in (1) the Credit Suisse Fund as it currently exists; (2) its corresponding Aberdeen Fund as it currently exists; and (3) the Aberdeen Fund if it acquires the corresponding Credit Suisse Fund (the "Pro forma") with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower based on these assumptions your costs would be:

Class A shares*	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Small Cap Fund (Class A shares)	$820	$1,329	$1,862	$3,313
Aberdeen Global Small Cap Fund (Class A shares)	$724	$1,233	$1,768	$3,224
Pro forma Aberdeen Global Small Cap Fund— After Reorganization (Class A shares)	$724	$1,233	$1,768	$3,224

*    Assumes a CDSC does not apply

Class B/Class A shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Small Cap Fund (Class B shares)	$735	$1,221	$1,731	$3,443
Aberdeen Global Small Cap Fund (Class A shares)	$724	$1,233	$1,768	$3,224
Pro forma Aberdeen Global Small Cap Fund— After Reorganization (Class A shares)	$724	$1,233	$1,768	$3,224
Class C shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Small Cap Fund (Class C shares)	$435	$1,021	$1,731	$3,613
Aberdeen Global Small Cap Fund (Class C shares)	$333	$910	$1,612	$3,476
Pro forma Aberdeen Global Small Cap Fund— After Reorganization (Class C shares)	$333	$910	$1,612	$3,476
Advisor Class/Class R shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Small Cap Fund (Advisor Class shares)	$285	$874	$1,489	$3,147
Aberdeen Global Small Cap Fund (Class R shares)	$183	$765	$1,374	$3,020
Pro forma Aberdeen Global Small Cap Fund— After Reorganization (Class R shares)	$183	$765	$1,374	$3,020

Common Class/Class A shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Small Cap Fund (Common Class shares)	$260	$799	$1,365	$2,905
Aberdeen Global Small Cap Fund (Class A shares)	$724	$1,233	$1,768	$3,224
Pro forma Aberdeen Global Small Cap Fund— After Reorganization (Class A shares)	$724	$1,233	$1,768	$3,224

You would pay the following expenses on the same investment if you did not sell your shares**:

Class B shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Small Cap Fund (Class B shares)	$335	$1,021	$1,731	$3,443
Class C shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse Global Small Cap Fund (Class C shares)	$335	$1,021	$1,731	$3,613
Aberdeen Global Small Cap Fund (Class C shares)	$233	$910	$1,612	$3,476
Pro forma Aberdeen Global Small Cap Fund— After Reorganization (Class C shares)	$233	$910	$1,612	$3,476

  **  Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

FEE TABLES AND EXPENSE EXAMPLE FOR THE CREDIT SUISSE INTERNATIONAL FOCUS FUND
AND THE ABERDEEN INTERNATIONAL EQUITY FUND

No. 3A. Class A shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse International Focus Fund (Class A)		Aberdeen International Equity Fund (Class A)		Aberdeen International Equity Fund— After Reorganization (Class A)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75	%(2)	5.75	%(3)	5.75	%(3)
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None(4)		None(4)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(5)	2.00	%(6)	2.00	%(6)
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.00%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.51%		0.58	%(8)	0.58	%(8)
Total annual fund operating expenses	1.76%		1.73%		1.73%
Less: Amount of Fee Limitation/ Expense Reimbursements	0%		0.18	%(9)	0.18	%(9)
Net annual fund operating expenses	1.76%		1.55%		1.55%

No. 3B. Class B/Class A shares(10)

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse International Focus Fund (Class B)		Aberdeen International Equity Fund (Class A)		Aberdeen International Equity Fund— After Reorganization (Class A)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		5.75	%(3)	5.75	%(3)
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	4.00	%(11)	None(4)		None(4)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(5)	2.00	%(6)	2.00	%(6)
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.00%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	1.00%		0.25%		0.25%
Other Expenses	0.51%		0.58	%(8)	0.58	%(8)
Total annual fund operating expenses	2.51%		1.73%		1.73%
Less: Amount of Fee Limitation/ Expense Reimbursements	0%		0.18	%(9)	0.18	%(9)
Net annual fund operating expenses	2.51%		1.55%		1.55%

No. 3C. Class C shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse International Focus Fund (Class C)		Aberdeen International Equity Fund (Class C)		Aberdeen International Equity Fund— After Reorganization (Class C)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(12)	1.00	%(12)	1.00	%(12)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(5)	2.00	%(6)	2.00	%(6)
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.00%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.51%		0.52	%(8)	0.52	%(8)
Total annual fund operating expenses	2.51%		2.42%		2.42%
Less: Amount of Fee Limitation/ Expense Reimbursements	0%		0.18	%(9)	0.18	%(9)
Net annual fund operating expenses	2.51%		2.24%		2.24%

No. 3D. Advisor Class/Class R shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse International Focus Fund (Advisor Class)		Aberdeen International Equity Fund (Class R)		Aberdeen International Equity Fund— After Reorganization (Class R)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(5)	2.00	%(6)	2.00	%(6)
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.00%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.50%		0.50%		0.50%
Other Expenses	0.51%		0.55	%(8)	0.55	%(8)
Total annual fund operating expenses	2.01%		1.95%		1.95%
Less: Amount of Fee Limitation/ Expense Reimbursements	0%		0.18	%(9)	0.18	%(9)
Net annual fund operating expenses	2.01%		1.77%		1.77%

No. 3E. Common Class/Institutional Service Class shares

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Credit Suisse International Focus Fund (Common Class)		Aberdeen International Equity Fund (Institutional Service Class)		Aberdeen International Equity Fund— After Reorganization (Institutional Service Class)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(5)	2.00	%(6)	2.00	%(6)
Annual Fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.00%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.51%		0.52	%(8)	0.52	%(8)
Total annual fund operating expenses	1.51%		1.42%		1.42%
Less: Amount of Fee Limitation/ Expense Reimbursements	0%		0.18	%(9)	0.18	%(9)
Net annual fund operating expenses	1.51%		1.24%		1.24%

  (1)  If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

  (2)  The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. Credit Suisse Fund shareholders of Class B shares that are issued Class A shares of an Aberdeen Fund will not be subject to any maximum sales charge (load) upon exchange. Class A shares of the Aberdeen Fund purchased after the Reorganization will be subject to the applicable front end sales charge.

  (3)  The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. Class A shares of the Aberdeen Fund received in connection with the Reorganization will not be subject to the front end sales charge. Class A shares of the Aberdeen Fund purchased after the Reorganization will be subject to the front end sales charge.

  (4)  A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder's fee was paid.

  (5)  Imposed on shares redeemed or exchanged 30 days from date of purchase.

  (6)  A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Aberdeen Fund shares that can negatively affect the Aberdeen Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Shares issued in connection with the Reorganization will not be subject to the redemption fee.

  (7)  The Credit Suisse Fund's "Annual fund operating expenses" are based on actual expenses paid by the Credit Suisse Fund for the fiscal year ended October 31, 2008. The Aberdeen Fund's "Annual fund operating expenses" are annualized expenses based on actual fees and expenses of the Aberdeen Fund from its commencement of operations as an Aberdeen Fund on June 23, 2008.

  (8)  "Other Expenses" include other ordinary operating expenses of the Aberdeen Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Aberdeen Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in "Other Expenses" for administrative services fees is 0.06% for Class A shares, 0.03% for Class R shares and 0.00% for Institutional Service Class shares. If the maximum amount of administrative services fees were charged, the "Net annual fund operating expenses" would be higher.

  (9)  Aberdeen Trust and AAMI have entered into a written contract limiting operating expenses to 1.49% for Class A, 2.24% for Class C, 1.74% for Class R, and 1.24% for Institutional Service Class, at least through February 28, 2010. This limit excludes certain Aberdeen Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses and administrative service fees. Aberdeen Trust is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause the Aberdeen Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

  (10)  Credit Suisse Fund Class B shareholders will be issued Class A shares of the Aberdeen Fund upon Reorganization.

  (11)  Class B shares of the Credit Suisse Fund automatically convert to Class A shares after eight years, the effect of the automatic conversion feature is reflected in the Example that follows. The Class B shares of the Credit Suisse Fund are charged a CDSC (as a percentage of offering or sale price, whichever is less) of 4% if redeemed during the first year decreasing 1% annually to 0% after the fourth year. Credit Suisse Fund shareholders of Class B shares that are issued Class A shares of an Aberdeen Fund as part of the Reorganization will no longer be subject to the Credit Suisse Class B contingent deferred sales charge.

  (12)  A CDSC of 1% is charged if you sell Class C shares within the first year after purchase.

Examples. These examples are intended to help you compare the cost of investing in (1) each Credit Suisse Fund as it currently exists; (2) its corresponding Aberdeen Fund as it currently exists; and (3) the Aberdeen Fund if it acquires the corresponding Credit Suisse Fund (the "Pro forma") with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower based on these assumptions your costs would be:

Class A shares*	1 Year	3 Years	5 Years	10 Years
Credit Suisse International Focus Fund (Class A shares)	$744	$1,097	$1,474	$2,529
Aberdeen International Equity Fund (Class A shares)	$724	$1,072	$1,444	$2,485
Pro forma Aberdeen International Equity Fund— After Reorganization (Class A shares)	$724	$1,072	$1,444	$2,485

*    Assumes a CDSC does not apply

Class B/Class A shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse International Focus Fund (Class B shares)	$654	$982	$1,335	$2,662
Aberdeen International Equity Fund (Class A shares)	$724	$1,072	$1,444	$2,485
Pro forma Aberdeen International Equity Fund— After Reorganization (Class A shares)	$724	$1,072	$1,444	$2,485
Class C shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse International Focus Fund (Class C shares)	$354	$782	$1,335	$2,846
Aberdeen International Equity Fund (Class C shares)	$330	$737	$1,274	$2,743
Pro forma Aberdeen International Equity Fund— After Reorganization (Class C shares)	$330	$737	$1,274	$2,743
Advisor/Class R shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse International Focus Fund (Advisor Class shares)	$204	$630	$1,083	$2,338
Aberdeen International Equity Fund (Class R shares)	$180	$595	$1,035	$2,260
Pro forma Aberdeen International Equity Fund— After Reorganization (Class R shares)	$180	$595	$1,035	$2,260

Common/Institutional Service Class shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse International Focus Fund (Common Class shares)	$154	$477	$824	$1,802
Aberdeen International Equity Fund (Institutional Service Class shares)	$126	$432	$759	$1,686
Pro forma Aberdeen International Equity Fund— After Reorganization (Institutional Service Class shares)	$126	$432	$759	$1,686

You would pay the following expenses on the same investment if you did not sell your shares**:

Class B shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse International Focus Fund (Class B shares)	$254	$782	$1,335	$2,662
Class C shares	1 Year	3 Years	5 Years	10 Years
Credit Suisse International Focus Fund (Class C shares)	$254	$782	$1,335	$2,846
Aberdeen International Equity Fund (Class C shares)	$230	$737	$1,274	$2,743
Pro forma Aberdeen International Equity Fund— After Reorganization (Class C shares)	$230	$737	$1,274	$2,743

  **  Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

How does the Fund performance compare?

The Aberdeen Global Fixed Income Fund and Aberdeen Global Small Cap Fund are newly organized shell Aberdeen Funds that have been created for the purpose of the Reorganization and will continue the same investment objectives and policies of the corresponding Credit Suisse Fund. Since these Aberdeen Funds will not commence operations until the Reorganization, they have no performance history. The tables below compare the performance of the Credit Suisse International Focus Fund and Aberdeen International Equity Fund and provide an indication of the risks of investing in a Fund by showing how the average annual total returns of a Fund's shares compare to those of broad-based securities market indices. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects the maximum front-end sales charge for Class A shares and the assumed CDSC for Class B and Class C shares, in each case based on the applicable Fund's current sales charge schedules. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced.

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund's shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by a shareholder.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund's Class A shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund's Class A shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

The returns presented for the Aberdeen International Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the "Predecessor Fund"). The Aberdeen International Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the

Aberdeen International Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Aberdeen International Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Credit Suisse International Focus Fund

Average Annual Total Returns (For the periods ended December 31, 2008)	1 Year	5 Years	10 Years or if shorter, since Inception
Class A (inception 11/30/01)
Return Before Taxes	-40.81%	1.61%	2.49%
Return After Taxes on Distributions	-41.31%	1.41%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	-26.53%	1.36%	2.17%
MSCI® EAFE Index(1)	-45.09%	-0.81%	3.46%
Class B (inception 11/30/01)
Return Before Taxes	-41.25%	0.86%	1.73%
MSCI® EAFE Index(1)	-45.09%	-0.81%	3.46%
Class C (inception 11/30/01)
Return Before Taxes	-41.16%	0.89%	1.69%
MSCI® EAFE Index(1)	-45.09%	-0.81%	3.46%
Common Class (inception 3/31/97)
Return Before Taxes	-40.62%	1.89%	2.53%
MSCI® EAFE Index(1)	-45.09%	-0.81%	-1.26%
Advisor Class (inception 12/24/07)
Return Before Taxes	-40.89%	1.38%	2.36%
MSCI® EAFE Index(1)	-45.09%	-0.81%	3.76%

Aberdeen International Equity Fund

Average Annual Total Returns (For the periods ended December 31, 2008)	1 Year	5 Years	Since Inception
Class A (inception 8/30/00)
Return Before Taxes	-49.12%	4.85%	-0.65%
Return After Taxes on Distributions	-49.10%	4.52%	-0.84%
Return After Taxes on Distributions and Sale of Fund Shares	-31.69%	4.23%	-0.59%
MSCI® All Country World ex US Index(2),(3)	-45.24%	3.00%	-0.18%

Class B Shareholders of the Credit Suisse Fund will receive Class A shares of the Aberdeen Fund in connection with the Reorganization. Class A Share performance information is shown above.

Class C (Inception 8/30/00)(4),(5)
Return Before Taxes	-46.92%	5.37%	-0.59%
MSCI® All Country World ex US Index(2),(3)	-45.24%	3.00%	0.18%
Class R (inception 8/30/00)
Return Before Taxes(4)	-46.13%	5.89%	-0.36%
MSCI® All Country World ex US Index(2),(3)	-45.24%	3.00%	0.18%

  (1)  The Morgan Stanley Capital International EAFE Index (net dividends) (Europe, Australasia, Far East) (MSCI® EAFE) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

  (2)  The MSCI® All Country World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The Index does not pay sales charges, fees or expense. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

  (3)  The MSCI® All Country World ex U.S. Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since August 31, 2000.

  (4)  Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

  (5)  A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

What are other differences between the Credit Suisse Funds and Aberdeen Funds?

Service Providers

CSAM currently serves as investment adviser to the Credit Suisse Funds. CSAM is an indirect, wholly owned subsidiary of Credit Suisse Group AG ("Credit Suisse"), the corporate parent of CSAM. Credit Suisse Asset Management Limited (U.K.) ("CSAM U.K.") serves as a sub-adviser to all of the Credit Suisse Funds.

AAMI serves or will serve as the investment adviser to each of the Aberdeen Funds. AAMI is part of a global investment advisory business. Aberdeen's international expertise lies with its affiliates: AAMISL, a United Kingdom corporation, and Aberdeen Asset Management Limited ("AAMAL"), a Singapore corporation. Both AAMISL and AAMAL are registered as investment advisers with the SEC. AAMI has hired AAMISL and AAMAL as sub-advisers to assist AAMI in its oversight of the Aberdeen Funds. To the extent that AAMISL or AAMAL do not have management over a specific portion of an Aberdeen Fund's assets, AAMISL and AAMAL will assist AAMI with oversight for the Aberdeen Funds. When a portfolio manager team from AAMISL or AAMAL are allocated a specific portion of any of the Aberdeen Fund's assets to manage, it will receive a fee from AAMI for its investment decision services. AAMI has allocated to AAMISL portfolio management responsibilities for the Aberdeen International Equity Fund. In the event shareholders approve the Reorganization Agreement, it is currently anticipated that AAMISL would be allocated some or all of the assets and portfolio management responsibilities of the Aberdeen Global Fixed Income Fund and Aberdeen Global Small Cap Fund.

The Credit Suisse Funds and Aberdeen Funds have different administrators, distributors, transfer agents and other service providers. For more information about investment advisory fees of each Credit Suisse Fund and its corresponding Aberdeen Fund and for a detailed description of the management of the Aberdeen Funds and other service providers to the Aberdeen Funds, please see "Comparison of Credit Suisse Funds and Aberdeen Funds—Who manages the Funds and Who are the Other Service Providers?" below.

Sales Charge, Redemption Fees and Rule 12b-1 Arrangements for Credit Suisse and Aberdeen Funds

Credit Suisse Class A Shares. There is a maximum sales charge of 4.75% for the Credit Suisse Global Fixed Income Fund and a maximum sales charge of 5.75% for the Credit Suisse Global Small Cap Fund and Credit Suisse International Focus Fund. The sales charge is calculated as a percentage of the offering price for Class A shares. Sales charges are reduced as the amount increases, provided the amount invested reaches certain specified levels. There is no sales charge on purchases of $1,000,000 or more but may be subject to a contingent deferred sales charge of 0.50% if a redemption is made within 12 months of purchase. Class A shares are subject to a Rule 12b-1 fee equal to an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

Aberdeen Class A Shares. There is a maximum sales charge of 4.25% for the Aberdeen Global Fixed Income Fund and a maximum sales charge of 5.75% for the Aberdeen Global Small Cap Fund and Aberdeen International Equity Fund. The sales charge is calculated as a percentage of the offering price for Class A shares. Sales charges are reduced as the amount increases provided the amount invested reaches certain specified levels. There is no sales charge on purchases of $1,000,000 or more but they are subject to a contingent deferred sales load of 0.75% if a redemption is made within 18 months of purchase and a finder's fee is paid by the Fund's distributor or adviser to a financial intermediary. Class A shares are subject to a Rule 12b-1 fee equal to an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Shares. For the Credit Suisse Funds, there is no front-end sales charge on Class B shares. However, Class B shares are subject to a contingent deferred sales charge of up to 4.00% on certain redemptions within 3 years of purchase. Class B shares are subject to a Rule 12b-1 fee equal to an annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares convert to Class A shares after eight years. Class B shares of the Credit Suisse Funds are proposed to be reorganized into Aberdeen Fund Class A shares with no sales load charged upon the Reorganization and no contingent deferred sales charge on any subsequent redemption. Class A shares purchased after the Reorganization may be subject to an applicable front-end sales charge or contingent deferred sales charge.

Class C Shares. For both the Credit Suisse Funds and Aberdeen Funds, there is no front end sales charge on Class C shares. However, Class C shares are subject to a CDSC of 1% of certain redemptions within the first year of purchase. Class C shares are subject to a Rule 12b-1 fee equal to an annual rate of 1.00% of the Fund's average daily net assets attributable to Class C shares.

Advisor Class Shares/Class R Shares. Advisor Class shares of the Credit Suisse Funds and Class R shares of the Aberdeen Fund are offered at net asset value with no front end or contingent deferred sales charge. Advisor Class shares of the Credit Suisse Fund (except for the Credit Suisse Global Fixed Income Fund, which has authorized but does not currently pay a 12b-1 fee) and Class R shares of an Aberdeen Fund are subject to a Rule 12b-1 fee equal to an annual rate of 0.50% of the Fund average daily net assets attributable to such shares.

Common Class Shares. Common Class shares of the Credit Suisse Fund are offered at net asset value with no front end or contingent deferred sales charge and Common Class shares of the Credit Suisse Global Fixed Income Fund and Credit Suisse International Focus Fund are not subject to Rule 12b-1 fees. The Credit Suisse Global Small Cap Fund is subject to a Rule 12b-1 fee equal to an annual rate of 0.25% of the Fund's average daily net assets attributable to Common Class shares.

Institutional Service Class Shares. Institutional Service Class shares of the Aberdeen Fund are offered at net asset value with no front end or contingent deferred sales charge and are not subject to a Rule 12b-1 fee.

Redemption Fees. The Credit Suisse Global Small Cap and Credit Suisse International Focus Funds and the Aberdeen Funds each impose a 2.00% redemption fee (short-term trading fee). The Credit Suisse Global Small Cap and Credit Suisse International Focus Funds and the Aberdeen Global Fixed Income Fund impose the fee on shares redeemed or exchanged within 30 days from the date of purchase and the Aberdeen Global Small Cap Fund and Aberdeen International Equity Fund impose the fee on shares redeemed or exchanged within 90 days from the date of purchase.

The Credit Suisse Funds' and Aberdeen Funds' purchase, redemption, exchange, dividend and other policies and procedures are generally similar. For more information, see "Comparison of Credit Suisse Funds and Aberdeen Funds—Comparison of Dividends, Distribution, Purchase, Redemption and Exchange Policies" below and the Aberdeen Funds' Prospectus that accompanies this Proxy Statement/Prospectus.

Where can I find more financial information about the Funds?

The Credit Suisse Funds' annual reports, which are incorporated by reference into the Statement of Additional Information, contain a discussion of each Credit Suisse Fund's performance during the past fiscal year and shows per share information for each of the past five fiscal years or if a Credit Suisse Fund or share class has not been in operation for five years, for the life of the Credit Suisse Fund or share class. These documents also are available upon request. (See "More Information About the Funds" below.) The Aberdeen International Equity Fund's annual report is also incorporated by reference into its Statement of Additional Information. The Aberdeen Global Fixed Income Fund and the Aberdeen Global Small Cap Fund are newly organized and have not yet commenced operations and thus have not published an annual or semi-annual report.

What are the principal risks associated with investments in the Funds?

Like all investments, an investment in a Credit Suisse Fund or Aberdeen Fund involves risk. There is no assurance that a Credit Suisse Fund or Aberdeen Fund will meet its investment objective. A Credit Suisse Fund's or Aberdeen Fund's ability to achieve its investment objective will depend, among other things, on the portfolio managers' analytical and portfolio management skills. As with most investments in mutual funds, the best results are achieved when investments in a Credit Suisse Fund or Aberdeen Fund are held for a number of years.

The following pages provide the risks of each Credit Suisse Fund and its corresponding Aberdeen Fund. Each corresponding Aberdeen Fund's risks are substantially similar to those of the Credit Suisse Fund. A discussion of the principal risks of each Fund follows:

Credit Suisse Global Fixed Income Fund/Aberdeen Global Fixed Income Fund

Credit Risk. Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which the Funds invest. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. The degree of credit risk also depends on both the financial condition of the issuer and the terms of the obligation. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Funds may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

Interest Rate Risk. Interest rates have an effect on the value of the Fund's fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund's securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.) As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities (Prepayment Risk). Prepayment may reduce the Fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities (Extension Risk). This will have the effect of locking in a below-market interest rate, increasing the Fund's duration and reducing the value of such a security. Because the Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•  Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

•  Sovereign Debt Risk. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. The Fund may have limited recourse to compel payment in the event of a default.

•  Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the U.S.

•  Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the Funds' foreign investments.

•  Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

•  Currency Risk. The Funds invest in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•  Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the legal remedies available in the U.S.

•  Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•  Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Funds. In addition, special U.S. tax considerations may apply to the Funds' foreign investments.

•  Access Risk. Some countries may restrict the Funds' access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Funds.

•  Operational Risk. Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the Funds to losses from fraud, negligence, delay or other actions.

Emerging Markets Risk. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Country/Region Focus Risk. The Fund may invest a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that the Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, if the Fund engages in short sales, it could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•  corporate earnings;

•  production;

•  management;

•  sales; and

•  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Management Risk. The Fund bears the risk that the actively managed approach used by the investment team to identify securities for investment will not be successful in identifying securities that will help the Fund achieve its investment objectives, causing the Fund to underperform its benchmark or other funds with a similar investment objective.

High-Yield Bonds and Other Lower Rated Securities Risk. Investment in high-yield bonds (also known as junk bonds) and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, funds that invest in high-yield bonds are subject to the following risks:

•  increased price sensitivity to changing interest rates and to adverse economic and business developments;

•  greater risk of loss due to default or declining credit quality;

•  greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due; and

•  negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Derivatives Risk (including Options, Futures and Swaps). Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•  the other party to the derivatives contract may fail to fulfill its obligations;

•  their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•  the Fund may suffer disproportionately heavy losses relative to the amount invested; and

•  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk. Losses generated by a derivative or practice used for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Non-Hedging Foreign Currency Trading Risk. The Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing "long" and/or "short" portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser's expectations may produce significant losses to the Fund.

Portfolio Turnover Risk. It is anticipated that the Fund's portfolio turnover rate may exceed 100% per year. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Other factors that could affect performance include:

•  portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

•  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

If the value of the Funds' investments goes down, you may lose money.

Credit Suisse Global Small Cap Fund/Aberdeen Global Small Cap Fund

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•  Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

•  Sovereign Debt Risk. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. The Fund may have limited recourse to compel payment in the event of a default.

•  Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the U.S.

•  Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the Funds' foreign investments.

•  Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

•  Currency Risk. The Funds invest in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•  Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the legal remedies available in the U.S.

•  Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•  Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Funds. In addition, special U.S. tax considerations may apply to the Funds' foreign investments.

•  Access Risk. Some countries may restrict the Funds' access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Funds.

•  Operational Risk. Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the Funds to losses from fraud, negligence, delay or other actions.

Emerging Markets Risk. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that the Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, if the Fund engages in short sales, it could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•  corporate earnings;

•  production;

•  management;

•  sales; and

•  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Management Risk. The Fund bears the risk that the actively managed approach used by the investment team to identify securities for investment will not be successful in identifying securities that will help the Fund achieve its investment objectives, causing the Fund to underperform its benchmark or other funds with a similar investment objective.

Special-situation Company Risk.  "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

Small-Cap and Start-up Company Risk. In general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies and start-up companies may have limited product lines or markets, less experienced management, unproven track records, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

Credit Risk. Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. The degree of credit risk also depends on both the financial condition of the issuer and the terms of the obligation. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued.

Interest Rate Risk. Interest rates have an effect on the value of the Fund's fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities (Prepayment Risk). Prepayment may reduce the Fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities (Extension Risk). This will have the effect of locking in a below-market interest rate, increasing the Fund's duration and reducing the value of such a security. Because the Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Other factors that could affect performance include:

•  portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

•  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

If the value of the Funds' investments goes down, you may lose money.

Credit Suisse International Focus Fund/Aberdeen International Equity Fund

Stock Market Risk. A Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Developing Markets Risk. A magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in developing market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Selection Risk. The investment team may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) All Country World ex U.S. IndexSM, or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk. In general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Derivatives Risk. The risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Foreign Investment Tax Risk. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Funds. In addition, special U.S. tax considerations may apply to the Funds' foreign investments.

Comment on Differences Regarding Principal Risks.

The Aberdeen International Equity Fund, unlike the Credit Suisse International Focus Fund, highlights developing markets, small and mid cap securities and derivatives risks as principal risks.

The Credit Suisse International Focus Fund highlights focus risk as a principal risk and, as a result, may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

REASONS FOR THE REORGANIZATION

Credit Suisse, the corporate parent of the Credit Suisse Funds' investment adviser, CSAM, has signed an agreement to sell part of its Global Investors traditional asset management business (the "Acquired Businesses") in return for up to 24.97% of the share capital of Aberdeen Asset Management PLC (the "Transaction"). The Transaction includes the majority of the Global Investors businesses in Europe, the United States, and Asia Pacific. The Transaction is subject to customary closing conditions, including regulatory approvals in various jurisdictions and approval by Aberdeen Asset Management PLC ("Aberdeen PLC," together with its affiliates, the "Aberdeen Group") shareholders, and is expected to close in one or more stages in the second or third quarter of 2009. The Acquired Businesses include CSAM U.K., which is the investment sub-adviser to the Credit Suisse Funds.

Following the announcement of the Transaction, the Credit Suisse Funds entered into a Reorganization Agreement with the Aberdeen Trust, on behalf of each of the Aberdeen Funds. The Reorganization Agreement provides that each Credit Suisse Fund will transfer all of its assets and liabilities to its corresponding Aberdeen Fund in exchange for shares of the Aberdeen Fund and those shares will be transferred to shareholders of the Credit Suisse Fund in complete liquidation of the Credit Suisse Fund as shown in the chart below in the section "How will the Reorganization be carried out?" After the Reorganization, Credit Suisse Fund shareholders will be shareholders of their corresponding Aberdeen Fund.

The Credit Suisse Boards, including the Directors who are deemed to be independent directors (each, an "Independent Director" and, collectively, the "Independent Directors") under the 1940 Act, on behalf of the Credit Suisse Funds, determined, based on the considerations described below, that the Reorganization would be in the best interests of the Credit Suisse Funds and that the interests of the Credit Suisse Funds' existing shareholders would not be diluted as a result of the Reorganization.

At meetings of the Credit Suisse Boards held on January 15, 2009, February 18, 2009 and March 11, 2009, information and analysis about the proposed Reorganization and AAMI and its investment advisory affiliates (collectively, the "Aberdeen Advisers") were presented to the Credit Suisse Boards for consideration and discussion. The Credit Suisse Boards had the opportunity to meet with, and ask questions of, the Aberdeen Advisers. The Credit Suisse Boards considered the terms and conditions of the Reorganization Agreement, the information about the management capabilities and performance of the Aberdeen Advisers and the infrastructure and experience of the Aberdeen Advisers in administering the operations of the Aberdeen Funds. The Credit Suisse Boards, in considering information about the Reorganization and the Aberdeen Advisers, were advised by counsel that is experienced in 1940 Act matters and that is independent of CSAM and AAMI.

The Credit Suisse Boards considered the sale of the Acquired Businesses to Aberdeen PLC as it relates to the Reorganization, and considered the Reorganization in connection with the overall Transaction and as an undertaking separate from the Transaction. The Credit Suisse Boards evaluated and considered the overall capabilities of the Aberdeen Advisers as investment advisers and Aberdeen Fund Distributors LLC ("AFD") as a distributor. The Credit Suisse Boards received and considered a presentation from the Aberdeen Advisers' representatives regarding the history and current operations of the Aberdeen Advisers and AFD, both in the United States and worldwide. The Credit Suisse Boards considered the current operations and infrastructure of the Aberdeen Advisers with respect to the Aberdeen Funds and the ability of the Aberdeen Advisers to provide similar services to the shareholders of the Credit Suisse Funds, whether or not current Credit Suisse or CSAM personnel become employed by the Aberdeen Advisers following the Transaction.

The Credit Suisse Boards noted that the investment objectives for the Credit Suisse Funds are substantially similar to the investment objectives of the Aberdeen Funds. The Credit Suisse Boards considered that the Aberdeen Global Fixed Income Fund and the Aberdeen Global Small Cap Fund are newly organized investment companies created for purposes of this Reorganization. The Credit Suisse Boards noted that the Aberdeen Advisers had existing personnel and expertise in the relevant investment strategies. The presentations to the Credit Suisse Boards also explained that the investment strategies, restrictions, and risks of the Credit Suisse Funds are substantially similar to the investment strategies, restrictions, and risks of the Aberdeen Funds. See "Summary: How do the investment objectives and investment strategies of each Credit Suisse Fund and its corresponding Aberdeen Fund Compare?" and "What are the principal risks associated with investments in the Funds?".

In deciding whether to recommend approval of the Reorganization to shareholders, the Credit Suisse Boards also considered the fees and expense ratios of the Credit Suisse Funds and the Aberdeen Funds and the effect of existing and proposed fee waivers and/or expense limitations on such expense ratios. The Credit Suisse Boards also considered the performance history of the Aberdeen International Equity Fund and the performance of all Aberdeen Funds in general. The Credit Suisse Boards also considered that AAMI has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio of each class of each Aberdeen Fund so that it does not exceed the net expense ratio of the corresponding class of the corresponding Credit Suisse Fund in effect at the time of the Reorganization.

The Credit Suisse Boards were informed by CSAM that the Credit Suisse Funds' shareholders would not bear the costs related to the Reorganization, and that the Credit Suisse Funds will not bear any fees and expenses of the Reorganization, including, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation, and transfer taxes. The Credit Suisse Boards were made aware that the costs of the Reorganization would be allocated between CSAM and AAMI. CSAM informed the Credit Suisse Boards that the Reorganization will be structured as a tax-free reorganization.

The Credit Suisse Boards found that the Reorganization would benefit the shareholders of the Credit Suisse Funds based on the following conclusions:

•  AAMI has a favorable qualification and background, as well as qualified personnel and a stable financial condition.

•  The Aberdeen Funds' investment objectives, strategies, restrictions and portfolio management are substantially similar to the Credit Suisse Funds.

•  There will be no fund expense increases for the Aberdeen Funds for the first two years following the Reorganization.

•  The Aberdeen Funds will have funding, resources and distribution channels that may enable the Aberdeen Funds to enjoy increased growth and possible economies of scale.

•  The Credit Suisse Funds will not bear any costs of the Reorganization.

The Credit Suisse Boards recommend that shareholders approve the Reorganization. The Credit Suisse Boards' recommendation regarding, and any shareholder approval of, the Reorganization Agreement is not conditioned on the consummation of the Transaction. The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Boards' right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Credit Suisse Funds, which may be the case if the Transaction is not consummated. In the event that a Credit Suisse Board determines not to proceed with the Reorganization with respect to a Credit Suisse Fund, the Credit Suisse Board will consider other possible courses of action for the Credit Suisse Fund.

On March 11, 2009 at a special meeting of the Credit Suisse Board, the Credit Suisse Boards concluded that the Reorganization is in the best interests of the Credit Suisse Funds and that the interests of the shareholders of the Credit Suisse Funds will not be diluted as a result of the Reorganization. The Credit Suisse Boards further recommended that shareholders of the Credit Suisse Funds approve the Reorganization. The Directors approving the Reorganization Agreement and making the foregoing determinations included all of the Independent Directors.

On March 10, 2009, the Aberdeen Board also concluded that the Reorganization is in the best interests of the Aberdeen Funds and that the interests of the Aberdeen International Equity Fund shareholders will not be diluted as a result of the Reorganization.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

First, an "unfair burden" may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term "unfair burden," as defined in Section 15(f) of the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company's board of directors cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor (referred to as "Independent Directors" or "Independent Trustees").

CSAM and AAMI believe there are no circumstances arising from the Reorganization that might result in the imposition of an "unfair burden" on any Credit Suisse Fund as defined in Section 15(f) of the 1940 Act. Moreover, AAMI has agreed that for two years after the consummation of the Reorganization, it will refrain from imposing any unfair burden on any Credit Suisse Fund, which includes refraining from proposing any increase in fees paid by an Aberdeen Fund to the Aberdeen Advisers. At the present time, over 80% of the Aberdeen Board are classified as Independent Trustees and expect to remain so classified following the sale of the Acquired Businesses. Aberdeen Trust has agreed to continue to comply with the Aberdeen Board's current policy that requires that at least 75% of the Board members are classified as Independent Trustees (that is, not "interested persons" of CSAM or AAMI) and would not seek to change it during the three-year period after the completion of the Proposed Transaction.

FOR THE REASONS DISCUSSED ABOVE, THE CREDIT SUISSE BOARDS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL 1.

INFORMATION ABOUT THE REORGANIZATION AND THE REORGANIZATION AGREEMENT

This is only a summary of the Reorganization Agreement. You should read the actual Reorganization Agreement relating to the Reorganization, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?

First, the Reorganization must be approved by shareholders of each Credit Suisse Fund, voting separately. In the event that shareholders of a particular Credit Suisse Fund do not approve the Reorganization Agreement of that Fund with and into the corresponding Aberdeen Fund, the failure of one Credit Suisse Fund to approve its Reorganization will not affect the Reorganization of the other Credit Suisse Funds. In the event a Credit Suisse Fund fails to receive sufficient votes for approval of the Reorganization, management will consider whether to continue further solicitations. If the shareholders of any of the Credit Suisse Funds do not approve the Reorganization Agreement, the Credit Suisse Boards, will consider other possible courses of action for the Credit Suisse Funds that did not approve the Reorganization Agreement.

The Credit Suisse Boards' recommendation regarding, and shareholder approval of, the Reorganization Agreement is not conditioned on the consummation of the Transaction. The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Boards' right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Credit Suisse Funds, which may be the case if the Transaction is not consummated. In the event that a Credit Suisse Board determines not to proceed with the Reorganization with respect to a Credit Suisse Fund, the Credit Suisse Board will consider other possible courses of action for the Credit Suisse Fund.

If the shareholders of a Credit Suisse Fund approve the Reorganization Agreement, the Reorganization will take place after the parties to the Reorganization Agreement satisfy various conditions. The Reorganization Agreement contains a number of conditions precedent that must occur before either a Credit Suisse Fund or Aberdeen Fund is obligated to proceed with the Reorganization. These include, among others, that (1) shareholders of a Credit Suisse Fund approve the Reorganization Agreement; (2) a Credit Suisse Fund receives from Aberdeen Trust's counsel and Aberdeen Trust receives from Credit Suisse Fund's counsel certain opinions supporting the representations and warranties made by each party regarding legal status and compliance with certain laws and regulations (including an opinion from Aberdeen Trust's counsel that the shares issued in the Reorganization will be validly issued, fully paid and non-assessable); (3) both the Credit Suisse Fund and Aberdeen Trust receive from Aberdeen Trust's counsel the tax opinion described below under "What are the federal income tax consequences of the Reorganization?"; and (4) both Credit Suisse Funds and Aberdeen Trust receive certain certificates from the others' officers concerning the continuing accuracy of its representations and warranties made in the Reorganization Agreement. The Reorganization Agreement contains a number of representations and warranties made by each Credit Suisse Fund to Aberdeen Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and also contains similar representations and warranties made by Aberdeen Trust to the Credit Suisse Funds.

If the shareholders of the Credit Suisse Funds approve the Reorganization Agreement and various conditions are satisfied, each Credit Suisse Fund will deliver to its corresponding Aberdeen Fund its assets and liabilities on the closing date of the Reorganization. In the exchange, each Credit Suisse Fund will receive the Aberdeen Fund's shares to be distributed pro rata to the Credit Suisse Fund's shareholders. Each shareholder of a Credit Suisse Fund will receive the number of full and fractional shares of its corresponding Aberdeen Fund and share class equal in value to the value of the shares of the Credit Suisse Fund as follows:

Credit Suisse Funds	Aberdeen Funds
Credit Suisse Global Fixed Income Fund	Aberdeen Global Fixed Income Fund

Class A	Class A

Class C	Class C

Common	Institutional Service

Advisor	Institutional Service

Credit Suisse Global Small Cap Fund	Aberdeen Global Small Cap Fund

Class A	Class A

Class B	Class A

Class C	Class C

Common	Class A

Advisor	Class R

Credit Suisse International Focus Fund	Aberdeen International Equity Fund

Class A	Class A

Class B	Class A

Class C	Class C

Common	Institutional Service

Advisor	Class R

The value of the assets to be delivered to the Aberdeen Funds shall be the value of such assets computed as of the close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on the last business day immediately prior to the closing date. A business day is any day that the NYSE is open for business ("Business Day"). The Reorganization is scheduled to occur on a date agreed to by the parties to the Reorganization Agreement (hereafter, the "Closing Date"), which is currently expected to be a date following the closing of the Transaction in the early third quarter of 2009. The liquidation and distribution with respect to each class of a Credit Suisse Fund's shares will be accomplished by the transfer of the Aberdeen Fund shares then credited to the account of the Credit Suisse Fund on the books of the corresponding Aberdeen Fund to newly-opened accounts on the books of that Aberdeen Fund in the names of the Credit Suisse Fund shareholders. All issued and outstanding shares of the Credit Suisse Fund will simultaneously be canceled on the books of the Credit Suisse Fund. The Aberdeen Fund will not issue certificates representing the Aberdeen Fund shares issued in connection with such exchange.

After such distribution, the Credit Suisse Funds will take all necessary steps under the 1940 Act, applicable state law, their respective governing instruments, and any other applicable law to deregister as investment companies and effect a complete dissolution under Maryland law.

The Reorganization Agreement may be amended as may be deemed necessary by the authorized officers of each Credit Suisse Fund and Aberdeen Trust provided that following the shareholder meeting no amendment may change the provisions for determining the number of shares to be issued to Credit Suisse shareholders to the detriment of shareholders without their further approval. The Reorganization Agreement may be terminated if at any time prior to the Closing Date the Credit Suisse Boards or the Aberdeen Board concludes that the Reorganization is inadvisable. The Reorganization Agreement may also be terminated by (i) written consent of the parties; (ii) following a material breach by one party of the representations, warranties or covenants which is not cured within ten Business Days; or (iii) the occurrence of an event that has a material adverse effect on one of the parties.

Prior to the Reorganization, Credit Suisse International Focus Fund will have declared a dividend or dividends, which together with all previous dividends, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date. This distribution will be taxable to shareholders of Credit

Suisse International Focus Fund and will include any capital gains resulting from portfolio turnover prior to the Reorganization.

If the Reorganization is approved, Credit Suisse Fund shareholders who do not wish to have their shares exchanged for shares of an Aberdeen Fund as part of the Reorganization should vote their shares and redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your shares prior to the Reorganization and your redemption proceeds may be reduced by any applicable sales load.

Who will pay the expenses of the Reorganization?

The expenses resulting from the Credit Suisse Funds' participation in the Reorganization, including solicitation of proxies will be allocated between CSAM and AAMI, regardless of whether the Reorganization is consummated.

What are the federal income tax consequences of the Reorganization?

Treatment as a Tax-Free Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions made and representations to be made on behalf of the Credit Suisse Funds and the Aberdeen Funds, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion to the effect that, for federal income tax purposes:(i) shareholders of a Credit Suisse Fund will not recognize any gain or loss as a result of the exchange of their shares of the Credit Suisse Fund for shares of the corresponding Aberdeen Fund; (ii) no gain or loss will be recognized by any Credit Suisse Fund (a) upon the transfer of its assets to the applicable Aberdeen Fund in exchange for the Aberdeen Fund shares and the assumption by each Aberdeen Fund of the liabilities of the applicable Credit Suisse Fund or (b) upon the distribution of the Aberdeen Fund shares by each Credit Suisse Fund to its shareholders in liquidation, as contemplated in the Reorganization Agreement; (iii) neither an Aberdeen Fund nor its shareholders will recognize any gain or loss upon receipt of the assets of a Credit Suisse Fund; and (iv) the holding period and aggregate tax basis for Aberdeen Fund shares that are received by a Credit Suisse Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Credit Suisse Fund previously held by such shareholder.

Neither Credit Suisse nor Aberdeen has sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, a Credit Suisse Fund would recognize gain or loss on the transfer of its assets to the corresponding Aberdeen Fund and each shareholder of the Credit Suisse Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Credit Suisse Fund shares and the fair market value of the shares of the Aberdeen Fund it received.

General Limitation on Capital Losses. Capital losses can generally be carried forward to each of the eight (8) years succeeding the loss year to offset future capital gains. Each Aberdeen Fund will inherit the tax attributes of the corresponding Credit Suisse Fund, including any available capital loss carryforwards, as of the Closing Date. It is not expected that any such capital loss carryforwards of the Credit Suisse Global Fixed Income Fund and Credit Suisse Global Small Cap Fund will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because each Reorganization should either: (i) qualify as a type "F" tax-free reorganization under the Code, including a mere change in identity, form or place of reorganization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership.

Limitation on Capital Losses—Credit Suisse International Focus Fund and Aberdeen International Equity Fund Reorganization. Based on the respective net asset values of the Credit Suisse International Focus Fund and Aberdeen International Equity Fund as of October 31, 2008, the Reorganization will result in a more than 50% "change in ownership" of Credit Suisse International Focus Fund, as the smaller of the two Funds. As a result, the capital loss carryovers (together with any current year loss and net unrealized depreciation in the value of investments, collectively referred to as "aggregate capital loss carryovers") of Credit Suisse International Focus Fund will be subject to an annual limitation for federal income tax purposes. The aggregate tax basis capital loss carryovers of Credit Suisse International Focus Fund, as compared to those of Aberdeen International

Equity Fund, and the approximate annual limitation on the use of Credit Suisse International Focus Fund's aggregate capital loss carryovers following the Reorganization are as follows:

	Credit Suisse International Focus Fund	Aberdeen International Equity Fund
Capital Loss Carryovers(1)
Expiring 2009-2011	$(26,191,542)
Expiring 2016		$(64,505,364)
Unrealized depreciation in value of investments on a tax basis as of October 31, 2008	$(38,127,367)	$(107,622,744)
Aggregate Capital Loss Carryovers(2)	$(64,318,909)	$(172,128,108)
Unrealized depreciation in investments as a percentage of net asset value	-27.83%	-42.99%
Net Asset Value as of 10/31/2008	$137,015,591	$250,369,388
Long-Term Tax-Exempt Rate (Mar 2009)	5.49%
Approximate Annual Limitation(3)	$7,522,156	n/a

  (1)  As of the fiscal year end of each Fund, 10/31/2008.

  (2)  Does not include current year losses, if any.

  (3)  The actual limitation will equal the aggregate net asset value of the Credit Suisse International Focus Fund on the closing date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments, of Credit Suisse International Focus Fund on the closing date that is recognized in a taxable year.

This annual limitation on use of Credit Suisse International Focus Fund's aggregate capital loss carryovers may result in some portion of such carryovers expiring unutilized, depending on the facts at time of closing the Reorganization. However, the aggregate capital loss carryovers of Aberdeen International Equity Fund will continue to be available, provided, among other things, that the Aberdeen International Equity Fund is the larger of the two Funds on the Closing Date. This being the case, the benefits of Aberdeen International Equity Fund's aggregate capital loss carryovers will accrue post-Reorganization to the shareholders of both Funds, including those of Credit Suisse International Focus Fund. This might be viewed as resulting in some reduction in the available tax benefits for the shareholders of Aberdeen International Equity Fund, although such capital loss carryovers are a tax benefit only to the extent such losses offset future capital gains.

Buying shares in a fund that has material unrealized appreciation in portfolio investments may be less tax efficient than buying shares in a fund with no such unrealized appreciation in value of investments. Conversely, buying shares in a fund with unrealized depreciation in value of investments may be more tax efficient because such deprecation when realized will offset other capital gains that might otherwise be distributed to shareholders causing the shareholders to pay tax on such distributions. These same considerations apply in the case of a reorganization. The shareholders of Credit Suisse International Focus Fund and Aberdeen International Equity Fund will be subject to either greater or less appreciation (depreciation) in value of portfolio investments as a result of the Reorganization. Based on Credit Suisse International Focus Fund's unrealized depreciation in value of investments on a tax basis as a percentage of its net asset value as of October 31, 2008 of -27.8% compared to that of Aberdeen International Equity Fund of -43.0%, and of -38% on a combined basis post-Reorganization, the shareholders of Credit Suisse International Focus Fund are being exposed to slightly more unrealized depreciation in value of investments post-Reorganization relative to what they are presently exposed.

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

What should I know about shares of the Aberdeen Funds?

If the Reorganization is approved for the Credit Suisse Funds, full and fractional shares of the Aberdeen Funds will be distributed to shareholders of the Credit Suisse Funds in accordance with the procedures described above. When issued, each share will be validly issued and fully paid and non-assessable and will have no pre-emptive or conversion rights. The shares of the Aberdeen Funds will be recorded electronically in each shareholder's account. The Aberdeen Funds will then send a confirmation to each shareholder. As of the Closing Date, any outstanding certificates, if any, representing shares of the Credit Suisse Funds will be cancelled. For purposes of calculating any applicable contingent deferred sales charges on Class A shares and Class C shares, the period you have held your shares in the Credit Suisse Funds will be counted toward, and carried over as, the holding period of the shares you receive in the Aberdeen Funds as part of the Reorganization. Class B Shareholders of the Credit Suisse Funds will receive Class A shares of the Aberdeen Funds as part of the Reorganization and those Class A shares received as part of the Reorganization are not subject to a front-end sale charge or a contingent deferred sales charge on any subsequent redemption. Future purchases of Class A shares would be subject to the typical sales charges.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?

The capitalization tables starting on the next page set forth, as of October 31, 2008, the separate capitalizations of the Credit Suisse Funds and the Aberdeen Funds, and the estimated capitalization of the Aberdeen Funds as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of an Aberdeen Fund that would be exchanged for the shares of the corresponding Credit Suisse Fund if the Reorganization was consummated on October 31, 2008 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs. Each shareholder of a Credit Suisse Fund will receive the number of full and fractional shares of its corresponding Aberdeen Fund equal in value to the value (as of the last Business Day prior to the Closing Date) of the shares of the Credit Suisse Fund. The Aberdeen Global Fixed Income Fund and the Aberdeen Global Small Cap Fund are shell funds, without assets or liabilities, and are being created solely for the purpose of acquiring the assets and liabilities of the corresponding Credit Suisse Fund. The Aberdeen International Equity Fund is an existing fund and has current net assets for each share class. The Credit Suisse Global Fixed Income Fund, Credit Suisse Global Small Cap Fund and Aberdeen International Equity Fund will be the accounting survivor for financial statement purposes.

Credit Suisse Global Fixed Income Fund/Aberdeen Global Fixed Income Fund

	Credit Suisse Fund	Aberdeen Fund*	Aberdeen Fund after Reorganization (estimated)**
		(unaudited)	(unaudited)
Net assets
Class A	$3,986,338	—	$3,986,338
Class C	$666,825	—	$666,825
Advisor Class	$11,179	—	—
Institutional Service Class	—	—	42,045,199
Common Class	$42,034,020	—	—
Shares Outstanding
Class A	438,896	—	438,896
Class C	73,512	—	73,512
Advisor Class	1,128	—	—
Institutional Service Class	—	—	4,626,379
Common Class	4,625,251	—	—
Net asset value per share
Class A***	$9.08	—	$9.08
Class C	$9.07	—	$9.07
Advisor Class	$9.91	—	—
Institutional Service Class			$9.09
Common Class	$9.09	—	—

  *  The Aberdeen Fund is a shell fund therefore no estimated capitalization is available.

  **  The estimated numbers are examples of the number shares of an Aberdeen Fund that would be exchanged for the shares of the corresponding Credit Suisse Fund if the Reorganization was consummated on October 31, 2008 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

  ***  The maximum offering price per share for the Credit Suisse Fund is $9.53.

Credit Suisse Global Small Cap Fund/Aberdeen Global Small Cap Fund

	Credit Suisse Fund	Aberdeen Fund	Pro Forma Adjustments to Capitalization	Aberdeen Fund after Reorganization (estimated)**
		(unaudited)		(unaudited)
Net assets
Class A	$28,708,149	—	$207,788	$28,915,937
Class B	$207,788	—	$(207,788)	—
Common Class	$15,101,353	—	—	$15,101,353
Class C	$183,999	—	—	$183,999
Advisor Class/Class R	$223,915	—	—	$223,915
Shares Outstanding
Class A	2,182,377	—	16,652	2,182,377
Class B	16,562	—	(16,652)	—
Common Class/Institutional Service	1,147,639	—	—	1,147,639
Class C	14,637	—	—	14,637
Advisor Class/Class R	17,553	—	—	17,553
Net asset value per share
Class A***	$13.15	—	—	$13.15
Class B	$12.55	—	$(12.55)	—
Common Class/Institutional Service	$13.16	—	—	$13.16
Class C	$12.57	—	—	$12.57
Advisor Class/Class R	$12.76	—	—	$12.76

  *  The Aberdeen Fund is a shell fund therefore no estimated capitalization is available.

  **  The estimated numbers are examples of the number shares of an Aberdeen Fund that would be exchanged for the shares of the corresponding Credit Suisse Fund if the Reorganization was consummated on October 31, 2008 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

  ***  The maximum offering price per share for the Credit Suisse Fund is $13.95.

Credit Suisse International Focus Fund/Aberdeen International Equity Fund

	Credit Suisse Fund	Aberdeen Fund	Pro Forma Adjustments to Capitalization	Aberdeen Fund after Reorganization (estimated)*
				(unaudited)
Net assets
Class A	$7,438,031	$179,247,343	$763,894	$187,449,268
Class B	$763,894	$6,671,473	$(763,894)	$6,671,473
Class C	$460,783	$44,373,743	—	$44,834,526
Advisor Class/Class R	$8,650,866	$720,222	—	$9,371,088
Common Class/Institutional Service Class	$119,702,017	$11,548,027	—	$131,250,044
Shares Outstanding
Class A	676,753	19,159,626	190,252	20,026,613
Class B	70,873	751,026	(70,873)	751,026
Class C	42,922	4,968,261	9,481	5,020,664
Advisor Class/Class R	792,942	79,822	166,159	1,038,923
Common Class/Institutional Service Class	10,901,031	1,211,000	1,645,835	13,757,866
Net asset value per share
Class A**	$10.99	$9.36	—	$9.36
Class B	$10.78	$8.88	—	$8.88
Class C	$10.74	$8.93	—	$8.93
Advisor Class/Class R	$10.91	$9.02	—	$9.02
Common Class/Institutional Service Class	$10.98	$9.54	—	$9.54

  *  The estimated numbers are examples of the number shares of an Aberdeen Fund that would be exchanged for the shares of the corresponding Credit Suisse Fund if the Reorganization was consummated on October 31, 2008 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

  **  The maximum offering price per share for the Credit Suisse Fund is $11.66. The maximum offering price per share for the Aberdeen Fund is $9.93.

COMPARISON OF CREDIT SUISSE FUNDS AND ABERDEEN FUNDS

This section describes other comparisons that can be made between the Credit Suisse Funds and the Aberdeen Funds.

Who manages the Funds?

The management of the business and affairs of each Credit Suisse Fund is the responsibility of its respective Board of Directors and the management of the business and affairs of Aberdeen Trust is the responsibility of the Aberdeen Board. The Boards and senior management select officers who are responsible for the day-to-day operations.

Credit Suisse Funds. CSAM, located at Eleven Madison Avenue, New York, New York 10010 is the current investment adviser to the Credit Suisse Funds. CSAM is an indirect wholly-owned subsidiary of Credit Suisse.

CSAM U.K., located at One Cabot Square, London, U.K. E14 4QJ, is investment sub-adviser to all the Credit Suisse Funds. The table below provides the principal executive officers of CSAM and CSAM U.K.

Name	Address	Principal Occupation
CSAM

George Hornig	Eleven Madison Avenue New York, NY 10010-3625	Chief Executive Officer

Thomas Gordon	Eleven Madison Avenue New York, NY 10010-3625	Chief Financial Officer

Emidio Morizio	Eleven Madison Avenue New York, NY 10010-3625	Chief Compliance Officer

CSAM U.K.

Gary Withers	One Cabot Square London, U.K. E14 4QJ	Chief Executive Officer

Mark Tickle	One Cabot Square London, U.K. E14 4QJ	Chief Financial Officer

Lionel Smith	One Cabot Square London, U.K. E14 4QJ	Chief Compliance Officer

The following chart shows the aggregate amount of advisory fees paid by the Credit Suisse Funds to CSAM and sub-advisory fees paid to CSAM U.K. by CSAM for the fiscal year ended October 31, 2008:

Credit Suisse Fund	Aggregate Amount of Advisory Fees to CSAM (Net of waiver/reimbursement)	Aggregate Amount of Sub-Advisory Fees Paid
Global Fixed Income Fund	$119,553	CSAM U.K.: $63,367
Global Small Cap Fund	$186,735	CSAM U.K.: $130,009
International Focus Fund	$2,246,887	CSAM U.K.: $1,123,443

The following chart shows the co-administrative fees paid to Credit Suisse Asset Management Securities Inc. ("CSAMSI") for the fiscal year ended October 31, 2008:

Credit Suisse Fund	Aggregate Amount of Co- Administrative Fees to CSAMSI
Global Fixed Income Fund	$51,881
Global Small Cap Fund	$70,378
International Focus Fund	$202,220

The following chart shows the amount earned for the sale of Class A and Class C shares of the Credit Suisse Funds by CSAMSI for the fiscal year ended October 31, 2008.

	Class A shares
Credit Suisse Fund	Earned	Retained	Class C shares
Global Fixed Income Fund	$2,193	$224	$0
Global Small Cap Fund	$580	$87	$0
International Focus Fund	$3,444	$460	$0

The following chart shows the amounts a Credit Suisse Fund paid for the fiscal year ended October 31, 2008, in brokerage commissions to CSAMSI, the Credit Suisse Fund's distributor:

Credit Suisse Fund	Brokerage Commissions
Global Fixed Income Fund	$0
Global Small Cap Fund	$115,664
International Focus Fund	$379,643

The following chart lists the officers and directors of the Credit Suisse Fund who are also an officer, director or employee of CSAM:

Name	Position(s) Held with the Credit Suisse Fund	Principal Occupation(s)
George Hornig	Chief Executive Officer and President	Managing Director of Credit Suisse, Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas.

Michael A. Pignataro	Chief Financial Officer	Director and Director of Fund Administration of CSAM.

Emidio Morizio	Chief Compliance Officer	Director and Global Head of Compliance of CSAM.

J. Kevin Gao	Chief Legal Officer, Vice President and Secretary	Director and Legal Counsel of CSAM.

Cecilia Chau	Treasurer	Vice President of CSAM.

Aberdeen Funds. AAMI, a Delaware corporation formed in 1994, serves as the investment adviser to each Aberdeen Fund. AAMI's principal place of business is 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. AAMI is a wholly-owned subsidiary of Aberdeen PLC, which is the parent company of an asset management group managing approximately $158 billion in assets as of December 31, 2008 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. AAMI will manage and supervise the investments of each Aberdeen Fund's assets on a discretionary basis.

AAMISL, a United Kingdom corporation, and AAMAL, a Singapore corporation, will each serve as sub-adviser to the Aberdeen Funds. AAMISL and AAMAL are both affiliates of AAMI. AAMISL is located at One Bow Churchyard, London, England EC4M9HH. AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Both AAMISL and AAMAL are registered as investment advisers with the SEC. AAMI, AAMISL and AAMAL are each wholly owned subsidiaries of Aberdeen PLC, 10 Queens Terrance, Aberdeen, United Kingdom AB101Y6. To the extent that AAMISL or AAMAL do not have management over a specific portion of an Aberdeen Fund's assets, AAMISL and AAMAL will assist AAMI with oversight for the Aberdeen Funds. When portfolio manager teams from AAMISL or AAMAL are allocated a specific portion of any of the Fund's assets to manage it will receive a fee from AAMI for its investment decision services. AAMI has allocated to AAMISL portfolio management responsibilities for the Aberdeen International Equity Fund. It is currently anticipated that AAMI would allocate to AAMISL some or all of the assets and portfolio management responsibilities of the Aberdeen Global Fixed Income Fund and the Aberdeen Global Small Cap Fund.

A discussion of the basis for the Credit Suisse Boards' approval of a Credit Suisse Fund's investment advisory agreement is available in the Credit Suisse Funds' annual reports to shareholders for the fiscal year ended October 31, 2008. A discussion of the Aberdeen Board's approval of the investment advisory agreement for the Aberdeen International Equity Fund is available in that Aberdeen Funds' annual report to shareholders for the fiscal year ended October 31, 2008 and the discussion of the Aberdeen Board's approval of the Aberdeen Global Fixed Income Fund's and Aberdeen Global Small Cap Fund's investment advisory agreement, will become available in such Aberdeen Funds' first shareholder report after the Closing Date.

A number of the existing portfolio managers, senior professionals, management team members or other key employees of Credit Suisse may be offered employment with a subsidiary of Aberdeen PLC and those that accept may be integrated within the portfolio management team that will be managing the Aberdeen Funds following the Reorganization. There can be no assurance, however, that any portfolio manager or other employee of Credit Suisse or CSAM U.K. that is part of the Acquired Businesses will be employed by a subsidiary of Aberdeen PLC before or after the completion of the Transaction.

Investment Advisory Fees

The following chart lists the investment advisory fees of each Credit Suisse Fund and the corresponding Aberdeen Fund. Each corresponding Aberdeen Fund's investment advisory fees are identical to that of the Credit Suisse Fund except for the Aberdeen International Equity Fund which has lower investment advisory fees than the Credit Suisse International Focus Fund.

	Investment Advisory Fees of the Credit Suisse Fund			Investment Advisory Fees of the Aberdeen Fund
Credit Suisse Fund	Contractual:		Actual Rate for Fiscal Year Ended October 31, 2008	Aberdeen Fund	Contractual:	Actual Rate for Fiscal Year Ended October 31, 2008
Credit Suisse Global Fixed Income Fund	1.00	% on all assets	0.20%	Aberdeen Global Fixed Income Fund	1.00% on all assets	Not Applicable

Credit Suisse Global Small Cap Fund	1.25	% on all assets	0.23%	Aberdeen Global Small Cap Fund	1.25% on all assets	Not Applicable

Credit Suisse International Focus Fund	1.00	% on all assets	1.00%	Aberdeen International Equity Fund	0.90% on assets up to $500 million; 0.85% on assets from $500 million up to $2 billion; and 0.80% on assets of $2 billion and more	0.90%

AAMI has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio of each class of each Aberdeen Fund so that it does not exceed the net expense ratio of the corresponding class of the corresponding Credit Suisse Fund in effect at the time of the Reorganization. As a result, shareholders should experience no increase in net annual fund operating fees and expenses for two years following the Closing Date. For more information about advisory fees, see the Credit Suisse and Aberdeen Funds' Prospectuses which are each incorporated by reference herein.

Additional Information Relating to the Proposal for the Approval of the Investment Sub-Advisory Agreements with AAMI and/or AAMISL

The Credit Suisse Boards have considered and approved, and recommended that shareholders approve, investment sub-advisory agreements for the Credit Suisse Funds with CSAM and AAMI and/or AAMISL. The tables below provide additional information about AAMI and AAMISL. For more information about the new investment sub-advisory agreement, please see "Proposal 2: To Approve an Investment Sub-Advisory Agreement" below.

Principal Executive Officers of AAMI:

Name	Address	Principal Occupation
Martin Gilbert	10 Queens Terrace, Aberdeen, United Kingdom AB101Y6	Director and Chairman

Andrew Smith	5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428	Director, Treasurer and Chief Financial Officer

Jennifer Nichols	1735 Market Street 37th Floor Philadelphia, PA 19103	Director, Vice President and Head of U.S. Legal and Compliance

Shahreza Yusof	1735 Market Street 37th Floor Philadelphia, PA 19103	Director and Head of U.S. Equities

Christopher Gagnier	1735 Market Street, 37th Floor, Philadelphia, PA 19103	Director and Vice President

Andrew Laing	10 Queens Terrace, Aberdeen AB10 1YG	Director and Interim Chief Executive Officer

Brian Ferko	1735 Market Street 37th Floor Philadelphia, PA 19103	Chief Compliance Officer and Vice President

Principal Executive Officers of AAMISL:

Name	Address	Principal Occupation
Anne Richards	40 Princes Street Edinburgh, Scotland EH2 2BY	Chief Executive and Director of AAMISL and Chief Investment Officer of Aberdeen Asset Management PLC (since December 2005).

Gordon White	10 Queens Terrace Aberdeen, Scotland AB10 1YG	Director and Chief Financial Officer of AAMISL (since December 2005) and Group Financial Controller of Aberdeen Asset Management PLC (since 1990).

Andrew Laing	One Bow Churchyard London, England EC4M9HH	Director and Chief Operating Officer of AAMISL and Deputy Chief Executive of Aberdeen Asset Management PLC (since June 2008).

David Hill	One Bow Churchyard London, England EC4M9HH	Director of AAMISL (since February 2007) and Chief Operating Officer of Fixed Income of the Aberdeen Group (since February 2007).

Name	Address	Principal Occupation
Rod MacRae	40 Princes Street Edinburgh, Scotland, EH2 2BY	Director of AAMISL (since December 2005) and Group Head of Risk of the Aberdeen Group (since November 2005).

Gary Marshall	40 Princes Street Edinburgh, Scotland, EH2 2BY	Director of AAMISL (since December 2005) and Head of Collective Funds of Aberdeen Asset Management PLC (since February 2007). Member of Aberdeen Group Management Board (since 1997).

Charles McKenzie	One Bow Churchyard Cheapside London, United Kingdom, EC4M 9HH	Director of AAMISL (since December 2005) and Head of Fixed Income Europe, Middle East and Asia of the Aberdeen Group (since February 2008).

Who are the other service providers?

Distribution Services

Credit Suisse Funds. CSAMSI, located at Eleven Madison Avenue, New York, New York 10010, serves as a co-administrator and the primary distributor to the Credit Suisse Funds.

Aberdeen Funds. AFD, located at 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, Conshohocken, Pennsylvania 19428, will serve as the Aberdeen Funds' primary distributor.

Administration Services

Credit Suisse Funds. Along with CSAMSI as noted above, State Street Bank and Trust Company ("SSB"), located at One Lincoln Street, Boston, Massachusetts 02111, serves as a co-administrator to the Funds.

Aberdeen Funds. AAMI provides various administrative services to the Aberdeen Funds under the terms of a Fund Administration Agreement. The offices of AAMI that provide administrative services is located at 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428.

Sub-Administrator, Transfer Agent and Fund Accountant

Credit Suisse Funds. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of SSB, located at 30 Dan Road, Canton, Massachusetts 02021-2809, acts as the shareholder servicing, transfer and dividend disbursing agent of the Credit Suisse Funds pursuant to a Transfer Agency and Service Agreement.

Aberdeen Funds. Aberdeen Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. ("Citi") located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, whereby Citi provides transfer agent, dividend disbursement agent, and fund accounting services to the Aberdeen Funds. AAMI has also entered into a Sub-Administration Agreement with Citi whereby Citi will assist AAMI in providing administration services for each of the Aberdeen Funds.

Custodial Services

Credit Suisse Funds. SSB, One Lincoln Street, Boston Massachusetts 021111, is the custodian for the Credit Suisse Funds.

Aberdeen Funds. JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Aberdeen Funds.

Auditors

PricewaterhouseCoopers LLP, is the independent registered public accounting firm of the Credit Suisse Funds and the Aberdeen Funds.

Comparison of dividends, distribution, purchase, redemption and exchange policies

Dividends and Other Distributions

The Credit Suisse Global Fixed Income Fund and Aberdeen Global Fixed Income Fund expect to declare and distribute its net investment income quarterly, if any, to shareholders as dividends. Each of the Credit Suisse Global Small Cap Fund/Aberdeen Global Small Cap Fund and Credit Suisse International Focus Fund/Aberdeen International Equity Fund expect to declare and distribute its net investment income annually, if any, to shareholders as dividends. Capital gains, if any, may be distributed at least annually. Any net short-term or long-term capital gain realized by the Funds (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Funds. For more information about dividends, distributions and the tax implications of investing in the Aberdeen Funds, please see the section entitled "Distribution and Taxes" in the Aberdeen Funds' Prospectus that accompanies this Proxy Statement/Prospectus and is incorporated by reference herein.

Distribution "Rule 12b-1" Plans

Credit Suisse Funds. The Credit Suisse Funds have adopted a Distribution Plan ("12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Credit Suisse Funds pay CSAMSI a fee calculated at an annual rate of the average daily net assets of the Credit Suisse Funds. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other service providers for providing distribution services to the Funds. Currently, the Credit Suisse Funds do not pay CSAMSI a fee under the Credit Suisse Global Fixed Income Fund Common Class shares 12b-1 Plan.

The current 12b-1 fee schedule is as follows:

•  Class A shares and Common Class shares pay a fee of 0.25% per year of the average daily net assets of the applicable Class A or Common Class shares of the Funds;

•  Class B and Class C shares pay (i) an asset based sales charge of 0.75% per year and (ii) a service fee of 0.25% per year of the average daily net assets of the shares of the Fund.

•  Advisor Class shares pay a fee of 0.50% of the average daily net assets of the Advisor Class shares of the Fund (except for the Credit Suisse Global Fixed Income Fund, which has authorized but does not currently pay a 12b-1 fee).

Aberdeen Funds. The Aberdeen Funds have adopted a 12b-1 Plan with respect to certain classes of shares. The 12b-1 Plan permits the Aberdeen Funds to compensate AFD for expenses associated with the distribution of certain classes of shares of the Funds. The Funds pay AFD an annual fee in an amount that will not exceed the following amounts:

•  0.25% of the average daily net assets of Class A shares of the Funds (distribution or service fee);

•  1.00% of the average daily net assets of Class C shares for the Funds (0.25% service fee); and

•  0.50% of the average daily net assets of the Class R shares of the Funds (0.25% of which must be either a distribution or service fee).

Administrative Services Fees

Credit Suisse Funds. For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay service organizations a fee of up to 0.50% of the average annual value of accounts with the Credit Suisse Fund maintained by such service organizations. Service organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in the Credit Suisse Fund. The Credit Suisse Fund may be required to reimburse part of this fee at rates it would normally pay to the transfer agent for providing the services.

Aberdeen Funds. Class A, Class R and Institutional Service Class shares of the Aberdeen Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Aberdeen Board. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Aberdeen Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Aberdeen Funds. Under the Administrative Services Plan, an Aberdeen Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A,

Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class shares assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Shareholder Transactions and Services of the Credit Suisse Funds and the Aberdeen Funds

This section compares the shareholder transactions and services of the Credit Suisse Funds and their corresponding Aberdeen Funds. For more detailed information please see the Prospectus for the Credit Suisse Funds and the Aberdeen Funds, which are incorporated by reference into this Proxy Statement/Prospectus.

Sales Charges, Reduction of Sales Charges and Sales Charge Exemptions

Advisor Class shares and Common Class shares of the Credit Suisse Funds and Class R shares and Institutional Service Class shares of the Aberdeen Funds are offered at net asset value ("NAV") with no front-end or CDSC.

Credit Suisse Class A Shares/Aberdeen Class A Shares. Except for the Credit Suisse Global Fixed Income Fund/Aberdeen Global Fixed Income Fund, Class A shares of the Funds have a maximum sales charge of 5.75%. The sales charge is calculated as a percentage of the offering price for Class A shares. There is a maximum sales charge of 4.75% for Credit Suisse Global Fixed Income Fund and a maximum sales charge of 4.25% for the Aberdeen Global Fixed Income Fund. The sales charge is calculated as a percentage of the offering price for Class A shares. Credit Suisse Fund shareholders of Class B shares that are issued Class A shares of an Aberdeen Fund as part of the Reorganization will not be subject to any maximum sales charge (load) upon exchange. Class A shares of the Aberdeen Fund purchased after the Reorganization will be subject to the applicable front end sales charge.

Reduction of Sales Charges

Sales charges on Class A shares of the Credit Suisse Funds and Aberdeen Funds are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels. The first table shows the sales charge schedule for all Credit Suisse Funds and Aberdeen Funds, except Credit Suisse Global Fixed Income Fund and Aberdeen Global Fixed Income Fund, which are shown in the second and third tables, respectively.

Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	4.75%	4.99%
$100,000 up to $250,000	3.75%	3.90%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1 million	2.00%	2.04%
$1 million or more	None*	None

Sales charges on Class A shares of the Credit Suisse Global Fixed Income Fund.

Amount of Purchase	Offering Price	Net Amount Invested (Approximately)
Less than $50,000	4.75%	4.99%
$50,000 up to $100,000	4.50%	4.71%
$100,000 up to $250,000	3.50%	3.63%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1 million	2.00%	2.04%
$1 million or more	None*	None

  *  On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC

Sales charges on Class A shares of the Aberdeen Global Fixed Income Fund

Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)
Less than $100,000	4.25%	4.44%
$100,000 up to $250,000	3.50%	3.63%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1 million	2.00%	2.04%
$1 million or more	None	None

  *  The offering price of Class A shares of a Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund's distributor at the time of purchase of shares.

CDSC on Class A Shares. There is no sales charge on purchases of Class A shares of a Credit Suisse or an Aberdeen Fund for $1,000,000 or more. Purchases of $1,000,000 or more of the Credit Suisse Funds will be subject to a CDSC on redemptions made within one year of purchase. The Credit Suisse Global Fixed Income Fund will apply a 0.50% CDSC. The Credit Suisse Global Small Cap Fund and the Credit Suisse International Focus Fund will apply a 1.00% CDSC. A CDSC of up to 1.00% for the Aberdeen Global Small Cap Fund and the Aberdeen International Equity Fund and a CDSC of up to 0.75% for the Aberdeen Global Fixed Income Fund applies to purchase of $1 million or more if a finder's fee is paid by the Aberdeen Funds' distribution to a financial intermediary and you redeem your shares within 18 months of purchase. Listed below are the breakpoints that apply to the Aberdeen Funds' Class A shares CDSC:

	Aberdeen Global Fixed Income Fund	Aberdeen Global Small Cap Fund Aberdeen International Equity Fund
Amount of Purchase	Amount of CDSC	Amount of CDSC
$1 Million up to $4 Million	0.75%	1.00%
$4 Million up to $25 Million	0.50%	0.50%
$25 Million or More	0.25%	0.25%

Class A shares of the Aberdeen Fund received in connection with the Reorganization will not be subject to the CDSC. Future purchases of Class A shares of the Aberdeen Fund made after the Reorganization will be subject to a CDSC if the applicable conditions are met.

Investors of both the Credit Suisse Funds and the Aberdeen Funds may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

Rights of Accumulation

Credit Suisse Class A Shares. An investor may be eligible for reduced sales charges based upon the current NAV of shares the investor owns in the Credit Suisse Funds or of another Credit Suisse fund. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase). The reduced sales charge is applicable only to current purchases. The investor's financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

Aberdeen Class A Shares. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making an investor and other family members living at the same address can add the value of any Class A shares in your Aberdeen Funds that the investor currently owns or are currently purchasing to the value of the investor's Class A purchase.

Share Repurchase Privilege

Credit Suisse Class A Shares. If an investor has redeemed Class A shares the Reinstatement Privilege permits shareholders to reinvest the proceeds in Class A shares, respectively, of the Credit Suisse Funds or of another Credit Suisse fund within 30 days from the date of redemption, without an initial sales charge or a deferred sales charge, as appropriate. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, the Class A CDSC paid to the distributor may be credited with the amount of the Class A CDSC in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

Aberdeen Class A Shares. If an investor redeems Aberdeen Fund shares from their account, the investor qualifies for a one-time reinvestment privilege. An investor may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which the investor previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if the investor realizes a loss on their redemption and then reinvests all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

Letter of Intent

Credit Suisse Class A Shares. An investor can use a Letter of Intent to qualify for reduced sales charges if they plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the Credit Suisse Fund during the next 13 months (based on the public offering price of shares purchased). A Letter of Intent is a letter an investor signs under which the fund agrees to impose a reduced sales charge based on an investor's representation that they intend to purchase at least $50,000 of Class A shares of the Credit Suisse Fund. Letters of Intent may be obtained by contacting the investor's financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate an investor to purchase additional shares, but if they do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when they sell their shares, if earlier), the investor's sales charges will be recalculated to reflect the actual amount of their purchases. An investor must pay the additional sales charge within 30 days after they are notified or the additional sales charge will be deducted from their account.

Aberdeen Class A Shares. If an investor declares in writing that they or a group of family members living at the same address intend to purchase at least $50,000 ($100,000 in the case of the Aberdeen Global Fixed Income Fund) in Class A shares during a 13-month period, their sales charge is based on the total amount the investor intends to invest. An investor is permitted to backdate the letter in order to include purchases made during the previous 90 days. An investor is not legally required to complete the purchases indicated in their Letter of Intent. However, if they do not fulfill their Letter of Intent, additional sales charges may be due and shares in the investor's account would be liquidated to cover those sales charges.

Concurrent Purchases

Credit Suisse Class A Shares. An investor may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. The investor's financial representative must notify the transfer agent or the distributor prior to the investor's purchase that they are exercising the Concurrent Purchases privilege.

Aberdeen Class A Shares. None

Sales Charge Waivers—Credit Suisse Class A Shares and Aberdeen Class A Shares

No sales charge will be assessed on Credit Suisse Class A shares or Aberdeen Class A shares sold to the following individuals or entities.

Credit Suisse Funds	Aberdeen Funds
Shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the Credit Suisse Fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;	Investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Aberdeen Funds or the Aberdeen Funds' distributor to waive sales charges;

Credit Suisse Funds	Aberdeen Funds
An agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);	Directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Aberdeen Funds' distributor;

Class B shares which are automatically converted to Class A shares Class A shares acquired when dividends and distributions are reinvested in the fund;	Any investor who pays for shares with proceeds from sales of Class D shares of the Aberdeen Tax-Free Income Fund and Class A shares are purchased instead;

Shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;	401 (k) plans, 457 plans, 403 (b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

Investment advisory clients of Credit Suisse;	Investment advisory clients of AAMI's affiliates; and

Officers, current and former directors of the Credit Suisse Fund, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of the Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund).	Directors, officers, full-time employees sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives"), and Immediate Relatives of deceased employees of any member of the Aberdeen, or any investment advisory clients of the AAMI and its affiliates.

Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

Contingent Deferred Sales Charges—Class B Shares and Class C Shares of the Credit Suisse Funds and Class C Shares of the Aberdeen Funds

Credit Suisse Class B Shares. Class B shares of the Credit Suisse Global Small Cap Fund and the Credit Suisse International Focus Fund are subject to a CDSC of 4.00% during the first year decreasing to 1% annually and 0% after the fourth year. Class B shares of the Credit Suisse Global Small Cap Fund and the Credit Suisse International Focus Fund will automatically convert to Class A shares after eight years. The maximum investment amount in these Class B shares is $250,000.

Shareholders of Class B shares of the Credit Suisse Global Small Cap Fund and the Credit Suisse International Focus Fund upon the Reorganization will receive Class A shares of the Aberdeen Global Small Cap Fund and Aberdeen International Equity Fund. Credit Suisse Fund Class B shareholders will no longer be subject to the Credit Suisse Class B CDSC once their Class B shares are exchanged for Aberdeen Fund Class A shares. No front end sales charge will be imposed upon the of Class A shares of the Aberdeen Global Small Cap Fund and the Aberdeen International Equity Fund received by Credit Suisse Fund shareholders as part of the Reorganization. Any additional purchases of Class A shares of the Aberdeen Global Small Cap Fund and the Aberdeen International Equity Fund after the Reorganization will be subject to any applicable front end sales charge or CDSC. For more information see the "Comparison of Credit Suisse Fund and Aberdeen Fund—Sales Charges, Reductions of Sales Charges and Sales Charge Exemptions."

Credit Suisse Funds Class C Shares. Class C shares of the Credit Suisse Funds will be subject to a 1% CDSC if shares are redeemed within 1 year. If shares are exchanged Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares of the Credit Suisse Funds will be assessed in an amount equal to the lesser of the then-current NAV or the original purchase price of the shares identified for redemption. Each time a request is placed to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest. Class C shares of a Credit Suisse Fund are not convertible to Class A shares of a Credit Suisse Fund and are subject to a distribution fee of 1.00% of average daily net assets. Financial representatives selling Class C shares of Credit Suisse Funds receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares of Credit Suisse Funds held by their clients.

Aberdeen Funds Class C Shares. Class C shares are subject to a 1% CDSC of shares if redeemed within the first year. For Class C shares of the Aberdeen Funds, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. The Aberdeen Funds' distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares of the Aberdeen Funds from its own resources at the rate of 1.00% of sales of the Class C shares.

CDSC Waivers—Credit Suisse Funds Class B Shares and Class C Shares and Aberdeen Funds Class A and C Shares

The CDSC may be waived or reduced if the redemption relates to:

Credit Suisse Funds	Aberdeen Funds
Shares received pursuant to the exchange privilege that are currently exempt from a CDSC;	The redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

Redemptions as a result of shareholder death or disability (as defined in the Code);	Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

Redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code;	Mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts; and

Class C shares acquired when dividends and distributions are reinvested in the fund;	Redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Fund, the Fund's Adviser or the Fund's distributor.

Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current NAV of less than $250; and

Redemptions made pursuant to the fund's automatic withdrawal plan, pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

Redemption Fee

The Credit Suisse Global Small Cap and Credit Suisse International Focus Funds and the Aberdeen Global Fixed Income Fund impose a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. The Aberdeen Global Small Cap Fund and Aberdeen International Equity Fund impose a 2% redemption fee on shares redeemed or exchanged within 90 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to a Fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest. Aberdeen Fund shares received in connection with the Reorganization will not be subject to the redemption fee. Future purchases of Class A shares of the Aberdeen Fund after the Reorganization, however, will be subject to the redemption fee.

Purchases, Redemptions and Exchanges of Shares

Purchase Policies

The following charts compare existing purchase, redemption and exchange policies of the Credit Suisse Funds and the Aberdeen Funds. For more detailed information about purchase, redemption and exchange policies of the Aberdeen Funds, see your Credit Suisse Funds Prospectus which is incorporated herein by reference or the Aberdeen Funds Prospectus that accompanies this Proxy Statement/Prospectus and is incorporated herein by reference.

	Credit Suisse Funds Class A, Class B and Class C shares		Aberdeen Funds Class A and Class C shares
Minimum Initial Investment	Regular Accounts	$2,500	Regular Accounts		$2,000
	IRAs	$500	IRAs		$1,000
	Transfers/Gifts to Minors	$500	Automatic Asset Accumulation Plan		$100
	Credit Suisse Funds Common Class shares		Aberdeen Funds Institutional Service Class shares
Minimum Initial Investment	Regular Accounts	$2,500	$50,000	(per fund)
	IRAs	$500
	Transfers/Gifts to Minors	$500

	Credit Suisse Funds Advisor Class shares	Aberdeen Funds Class R shares
Minimum Initial Investment	No Minimum	No Minimum

	Credit Suisse Funds Class A, Class B and Class C shares	Aberdeen Funds Class A and Class C shares
Minimum Subsequent Investment	$100 ($50 for electronic transfers (ACH))	$100, $50 Automatic Asset Accumulation Plan

	Credit Suisse Funds Common Class shares	Aberdeen Funds Institutional Service Class shares
Minimum Subsequent Investment	$100 ($50 for electronic transfers (ACH)); $250 by Exchange; $500 by Wire	No Minimum

	Credit Suisse Funds Advisor Class shares	Aberdeen Funds Class R shares
Minimum Subsequent Investment	No Minimum	No Minimum

	Credit Suisse Funds Class A, Class B and Class C shares	Aberdeen Funds Class A and Class C shares
Purchase, Exchange, Redemption Methods	Through authorized intermediaries.	Directly by mail, telephone, on-line, Automated Clearing House ("ACH") or wire and through authorized intermediaries (ACH and wire are not options for exchanges).

	Credit Suisse Funds Common Class shares	Aberdeen Funds Institutional Service Class shares
Purchase, Exchange, Redemption Methods	Directly by mail, telephone, or wire. Through authorized intermediaries. ACH Transfer for Redemptions only	Call toll free number

	Credit Suisse Funds Advisor Class shares	Aberdeen Funds Class R shares
Purchase, Exchange, Redemption Methods	Directly by mail, telephone, or wire. Through authorized intermediaries. ACH Transfer for Redemptions only	Call toll free number

	Credit Suisse Funds Class A, Class B and Class C shares	Aberdeen Funds Class A and Class C shares
Systematic/Automatic Investment Plan or Automatic Withdrawal Plan	Yes	Yes

	Credit Suisse Funds Common Class shares	Aberdeen Funds Institutional Service Class shares
Systematic/Automatic Investment Plan or Automatic Withdrawal Plan	Yes $50 Automatic Investment/ $250 Automatic Withdrawals	No

	Credit Suisse Funds Advisor Class shares	Aberdeen Funds Class R shares
Systematic/Automatic Investment Plan or Automatic Withdrawal Plan	Yes	No

	Credit Suisse Funds Class A, Class B and Class C shares	Aberdeen Funds Class A and Class C shares
Involuntary Redemptions	If account balance drops below $250 due to redemptions or exchanges (60 days' notice)	If account balance drops below $2,000 ($1,000 in IRA Accounts) due to redemptions or exchanges (60 days' notice)

	Credit Suisse Funds Common Class shares	Aberdeen Funds Institutional Service Class shares
Involuntary Redemptions	If account balance drops below $2,000 ($250 in IRA Accounts and UTMA/UGMA Accounts) due to redemptions or exchanges (60 days' notice)	If account balance drops below $2,000 ($1,000 in IRA Accounts) due to redemptions or exchanges (60 days' notice)

	Credit Suisse Funds Advisor Class shares	Aberdeen Funds Class R shares
Involuntary Redemptions	None	If account balance drops below $2,000 ($1,000 in IRA Accounts) due to redemptions or exchanges (60 days' notice)

	Credit Suisse Funds Class A, Class B and Class C shares	Aberdeen Funds Class A and Class C shares
Exchange Minimum	If it represents the initial investment, the amount must satisfy initial investment requirements.	If it represents the initial investment, the amount must satisfy initial investment requirements.

	Credit Suisse Funds Common Class shares	Aberdeen Fund Institutional Service Class shares
Exchange Minimum	$250, and if it represents the initial investment, the amount must satisfy initial investment requirements.	If it represents the initial investment, the amount must satisfy initial investment requirements.

	Credit Suisse Funds Advisor Class shares	Aberdeen Funds Class R shares
Exchange Minimum	If it represents the initial investment, the amount must satisfy initial investment requirements.	If it represents the initial investment, the amount must satisfy initial investment requirements.

Are there any significant differences between the Credit Suisse Funds' and Aberdeen Trust's Charter Documents?

Comparison of Credit Suisse Funds' and Aberdeen Trust Charter Documents

Each Credit Suisse Fund is organized as a Maryland corporation. Aberdeen Trust is organized as a Delaware statutory trust. The operations of each Credit Suisse Fund are governed by the particular Credit Suisse Fund's Charter (each, a "Credit Suisse Fund Charter"), By-laws and applicable Maryland law. The operations of Aberdeen Funds are governed by Aberdeen Trust's Amended and Restated Agreement and Declaration of Trust (the "Aberdeen Trust Charter"), By-laws and applicable Delaware law. The operations of both the Credit Suisse Funds and Aberdeen Funds are also subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws. The provisions of each Credit Suisse Fund Charter differ in some respects from the Aberdeen Trust Charter. The following is only a summary of certain of the differences between each Credit Suisse Fund and its applicable Credit Suisse Fund Charter and By-laws under Maryland law, on the one hand, and Aberdeen Funds and the Aberdeen Trust Charter, on the other. It is not a complete list of differences.

Directors of Credit Suisse Fund and Trustees of Aberdeen Trust. Subject to the provisions of the Aberdeen Trust Charter, the operations of Aberdeen Trust are supervised by Aberdeen Board and, subject to the provisions of each Credit Suisse Fund Charter, the operations of Credit Suisse Fund are supervised by each Credit Suisse Board. The responsibilities, powers and fiduciary duties of the Aberdeen Trust's Trustees (singularly a "Trustee," collectively the "Trustees") are similar to those of the Credit Suisse Fund's Directors (singularly a "Director," collectively the "Directors"). The Aberdeen Trust Charter permits the Aberdeen Board to remove a Trustee with or without cause at any time at a duly constituted meeting or by a written consent signed by at least a majority of the then Trustees specifying the effective date of removal. Shareholders have the power to remove a trustee only to the extent provided in the 1940 Act and regulations thereunder.

Any Director of a Credit Suisse Fund may be removed by the stockholders with or without cause at any time by a vote of a majority of the votes entitled to be cast for the election of directors. A meeting will be called to vote on the removal of a director at any time by the Credit Suisse Board or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Credit Suisse Board or at the request in writing of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting. A director shall be deemed to retire from the Credit Suisse Board on the date he/she reaches the age of 72 years. Independent Directors who are not being considered for the waiver may by a majority vote exempt a director from the normal retirement age of 72 based on the particular facts and circumstances. A determination to waive the normal retirement age for an individual director shall be reviewed on an annual basis by the Independent Directors.

Amendment of Charter. Generally, the Aberdeen Trust Charter permits the Trustees to amend the Aberdeen Trust Charter by an instrument in writing signed by not less than a majority of the Aberdeen Board unless the Charter, the 1940 Act or the requirement of any securities exchange on which shares are listed for trading requires shareholders approve such an amendment.

Except in limited circumstances specified by Maryland law, the Directors may not amend a Credit Suisse Fund Charter without a shareholder vote.

Liability and Indemnification of Directors, Trustees and Officers. To protect the Trustees against certain liabilities, the Aberdeen Trust Charter provides that to the fullest extent that limitations on the liability of agents are permitted by the Delaware Statutory Trust Act ("DSTA") and other applicable law, the trustees and officers shall not be responsible or liable in any event for any act or omission of any other agent of Aberdeen Trust or any investment adviser or principal underwriter of Aberdeen Trust.

In addition, the Aberdeen Trust Charter provides that Aberdeen Trust, out of its property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer's or trustee's performance of his or her duties as an officer or Trustee of Aberdeen Trust. Nothing in the Aberdeen Trust Charter indemnifies, holds harmless or protects any officer or trustee from or against any liability to Aberdeen Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office (such conduct referred to as "Disqualifying Conduct").

Each Credit Suisse Fund's By-laws (and the Charter of the Credit Suisse Global Small Cap Fund, Inc. and Credit Suisse International Focus Fund, Inc.) provide that each director and officer of a Credit Suisse Fund shall be indemnified by the Credit Suisse Fund to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Credit Suisse Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, the Credit Suisse Global Small Cap Fund's and Credit Suisse Global International Focus Fund's Charters provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Credit Suisse Fund shall have any liability to the Credit Suisse Fund or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Credit Suisse Fund whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Mutual fund and trustees and officers liability policies insure Aberdeen Trust and its Trustees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Shareholder Liability. Under Delaware law, shareholders generally are not personally liable for the obligations of a Delaware statutory trust. A shareholder is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations. Similar statutory or other authority, however, limiting shareholder liability does not exist in certain states. As a result, to the extent that Aberdeen Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the shareholder to liability. To guard against this risk, the Aberdeen Trust Charter: (1) contains a provision entitling Aberdeen Funds' shareholders to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporate law of Delaware; and (2) provides for indemnification out of such Aberdeen Funds property, as applicable, for any shareholder held personally liable for the obligations of the Aberdeen Funds. In addition, notice of disclaimer of shareholder liability will normally be given in each agreement, obligation, or instrument entered into or executed by Aberdeen Trust on behalf of the Aberdeen Funds. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the applicable Aberdeen Fund is unable to meet its obligations to indemnify a shareholder. In light of Delaware law, the nature of the Aberdeen Funds' business and the nature of their assets, Aberdeen Board believes that the risk of personal liability to a shareholder is extremely remote.

Under Maryland Law, a shareholder of a Maryland corporation who has fully paid the subscription price for the shareholder's shares generally has no personal liability in excess of the value of the shareholder's shares.

Voting Rights of Shareholders of Each Credit Suisse Fund and Aberdeen Trust. Aberdeen Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, all shares of an Aberdeen Fund are entitled to vote on a matter vote without differentiation between the separate series or classes; provided however, (i) if any matter to be voted on affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter or (ii) if the 1940 Act or other applicable law or regulation requires voting by series or by class, then the shares shall vote as prescribed by such law or regulation. Each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Shareholders of Aberdeen Funds do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of Aberdeen Funds, or any, series or, class thereof, may be called by the Trustees, the Chairman of the Board or President of Aberdeen Trust or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The Aberdeen Trust Charter provides that the shareholders have the power to, vote only with respect to: (1) the election of Trustees to the extent and as provided therein; and (2) with respect to such additional matters relating to Aberdeen Funds as may be required by the Aberdeen Trust Charter, the Aberdeen Trust's By-laws, the 1940 Act or any registration statement of Aberdeen Trust with the SEC; or (3) as the Trustees may consider necessary or desirable. Generally, unless a lower quorum is required by applicable law, thirty-three and one-third percent (33 1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholders' meeting constitute a quorum at the meeting. Generally, subject to certain provisions of the Aberdeen Trust Charter, the By-Laws or applicable law which may require a different vote: (1) in all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a Shareholders' meeting at which a quorum is present shall be the act of the shareholders; (2) Trustees shall be elected by a plurality of the votes cast at a shareholders' meeting at which a quorum is present. In electing Trustees, all funds in the Aberdeen Trust vote together. In contrast, each Credit Suisse Fund is a separate corporation that has its own Board of Directors that is elected by such Credit Suisse Fund's shareholders.

A Credit Suisse Fund is not required to hold an annual meeting of the shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act, unless otherwise determined by the Credit Suisse Board. A special meeting will be called at any time by the Credit Suisse Board or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Credit Suisse Board or at the request in writing of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting upon payment by such stockholders to the Credit Suisse Fund of the reasonably estimated cost of preparing and mailing a notice of the meeting (which estimated cost shall be provided to such stockholders by the Secretary of the Credit Suisse Fund). In the event that a meeting of shareholders is held, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of Credit Suisse Fund then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class except that: (1) when otherwise expressly required by the Maryland General Corporation Law or the 1940 Act, shares will be voted by individual series or class; and (2) in certain circumstances set forth by charter only shares of a series or class are entitled to vote on matters concerning only that series or class. Shareholders of a Credit Suisse Fund do not have cumulative voting rights in the election of Directors. Generally, unless otherwise provided by statute or the Credit Suisse Fund Charter, the presence in person or by proxy of stockholders of the Credit Suisse Fund entitled to cast at least one-third of the votes to be cast shall constitute a quorum at each meeting of the stockholders and all questions shall be decided by majority of the votes cast (except with respect to the election of directors, which shall be by a plurality of votes cast).

Termination of Credit Suisse Fund/Aberdeen Trust and its Series or Classes. Generally, the Aberdeen Funds Charter permits the termination of Aberdeen Trust or any series of Aberdeen Trust: (a) with respect to Aberdeen Trust, (i) at any time by vote of a majority of the shares of Aberdeen Trust entitled to vote, or (ii) at the discretion of the Aberdeen Board either (A) at any time there are no shares outstanding of Aberdeen Trust, or (B) upon prior written notice to the shareholder of Aberdeen Trust; (b) with respect to any series, at any time by vote of a majority of the shares of the series entitled to vote, or (ii) at the discretion of the Aberdeen Board either (A) at any time there are no shares outstanding of the series, or (B) upon prior written notice to the shareholder of the series.

Under Maryland law, the Directors may dissolve a Credit Suisse Fund upon the approval by a vote of the majority of the directors and by a vote of a majority of the outstanding shares entitled to be voted on.

Derivative Actions. Generally, a shareholder may bring a derivative action on behalf of Aberdeen Trust only if the shareholder or shareholders first make a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such action is excused. A demand on the Trustees is only excused if a majority of the Aberdeen Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue.

There are no provisions relating to shareholder derivative actions in the Credit Suisse Fund Charter. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Merger and Consolidation. Pursuant to an agreement of merger or consolidation, Aberdeen Trust, or any one or more series, may, by act of a majority of the Aberdeen Board, merge or consolidate with or into one or more business entities. Any such merger or consolidation does not require the vote of the shareholders affected thereby, unless such vote is required by the 1940 Act, or unless such merger or consolidation would result in an amendment of the Aberdeen Trust Charter, which would otherwise require the approval of such Shareholders.

Under Maryland law, Credit Suisse Funds generally cannot engage in a statutory share exchange, merger, or consolidation unless approved by a vote of shareholders.

Conversion. A majority of the Aberdeen Board may, without the vote or consent of the shareholders, cause (i) Aberdeen Trust to convert to a common-law trust, a general partnership, limited partnership or a limited liability company pursuant to Section 3821 of the DSTA; (ii) the shares of Aberdeen Trust or any series to be converted into beneficial interests in another business trust (or series thereof); or (iii) the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; provided, however, that if required by the 1940 Act, no such statutory conversion, share conversion or share exchange shall be effective unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the "vote of a majority of the outstanding voting securities," as is defined in the 1940 Act.

Reorganization. A majority of the Aberdeen Board may cause Aberdeen Trust to sell, convey and transfer all or substantially all of the assets of Aberdeen Trust, or any one or more series, to another business entity, or to Aberdeen Trust to be held as assets associated with one or more other series of Aberdeen Trust, in exchange for cash, shares or other securities; provided, however, that, if required by the 1940 Act, no assets associated with any particular series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the "vote of a majority of the outstanding voting securities," as defined in the 1940 Act, of that series.

Under Maryland law, a Credit Suisse Fund can transfer its assets by board action, without a shareholder vote.

PROPOSAL 2: TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT

Why is a New Sub-Advisory Agreement needed?

As previously mentioned, as part of the closing of the Transaction which is expected to occur in the late second quarter of 2009, the Credit Suisse Funds' existing investment sub-advisory agreements with CSAM U.K. are expected to terminate. The Reorganization, however, if approved, is not expected to occur until the third quarter of 2009 for operational and administrative reasons. During this potential interim period the Aberdeen Sub-Advisers will serve as sub-advisers to the Credit Suisse Funds pursuant to the interim investment sub-advisory agreements for the Credit Suisse Funds among the Credit Suisse Fund, CSAM, AAMI and/or AAMISL, respectively (each such agreement, an "Interim Sub-Advisory Agreement"). As further discussed below, in order for the Aberdeen Sub-Advisers to receive advisory fees under the Interim Sub-Advisory Agreements the shareholders of the Credit Suisse Funds must approve the new investment sub-advisory agreements for the Credit Suisse Fund among the Credit Suisse Fund, CSAM, AAMI and/or AAMISL, respectively (the "New Sub-Advisory Agreements").

The Credit Suisse Boards approved an Interim Sub-Advisory Agreement, among each Credit Suisse Fund, CSAM and the Aberdeen Sub-Advisers, as applicable, to allow the Aberdeen Sub-Advisers to serve as investment sub-advisers to the Credit Suisse Funds following the termination of the existing sub-advisory agreements until the consummation of the Reorganization. CSAM would remain the investment adviser to the Credit Suisse Funds during the interim period. On January 15, 2009 and February 18, 2009, the Credit Suisse Boards considered information and materials related to the Aberdeen Sub-Advisers and, on February 18, 2009, the Credit Suisse Boards considered the Interim Sub-Advisory Agreements and New Sub-Advisory Agreements that were provided in advance of the meeting by AAMI. The Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements were further considered, and were approved, by the Credit Suisse Boards on March 11, 2009 at a special board meeting.

The Credit Suisse Funds will be sub-advised by the following Aberdeen Sub-Advisers under the Interim Sub-Advisory Agreements (if such agreements become effective):

Credit Suisse Fund	Aberdeen Sub-Advisers
Credit Suisse Global Fixed Income Fund	Aberdeen Asset Management Inc. Aberdeen Asset Management Investment Services Limited

Credit Suisse Global Small Cap Fund	Aberdeen Asset Management Investment Services Limited

Credit Suisse International Focus Fund	Aberdeen Asset Management Investment Services Limited

An interim investment sub-advisory agreement that has not been approved by shareholders can remain in effect for no more than 150 days in accordance with the 1940 Act. Advisory fees earned by an investment adviser to a fund under an interim sub-advisory agreement are required to be held in an interest bearing escrow account until a new sub-advisory agreement is approved by the shareholders of the fund. The approval of the New Sub-Advisory Agreement, therefore, is necessary for the Aberdeen Sub-Advisers to receive the amounts held in the escrow accounts, plus interest, for advisory services to the Credit Suisse Funds performed under the Interim Sub-Advisory Agreements. On March 11, 2009, the Credit Suisse Boards approved the New Sub-Advisory Agreements and recommended that shareholders of each Credit Suisse Fund approve the

New Sub-Advisory Agreements among CSAM, one or more of the Aberdeen Sub-Advisers and each Credit Suisse Fund.

The approval of the New Sub-Advisory Agreement for each Credit Suisse Fund is conditioned on the approval of the Reorganization Agreement by the Credit Suisse Fund shareholders. The effective date of the approval of the New Sub-Advisory Agreement will be effective date of the Reorganization, on which date the Credit Suisse Funds will be reorganized into the corresponding Aberdeen Fund and the Aberdeen Fund will be advised by the Aberdeen Advisers pursuant to investment advisory and sub-advisory agreements that have been approved by the Aberdeen Fund. As such, the sole purpose is to authorize the release of any escrowed advisory fees to the Aberdeen Sub-Advisers. In addition to being conditioned on the approval of the Reorganization Agreement, the approval of the New Sub-Advisory Agreement by a Credit Suisse Fund is also conditioned on the effectiveness of the Interim Sub-Advisory Agreement; if the Interim Sub-Advisory Agreement has not become effective for any reason, the approval of the New Sub-Advisory Agreement will not be effective.

If the Aberdeen Sub-Advisers provide advisory services under the Interim Sub-Advisory Agreements, and shareholders of a particular Credit Suisse Fund do not approve the New Sub-Advisory Agreement or if the Reorganization does not occur, the Aberdeen Sub-Advisers will be paid the lesser of (i) any costs incurred by them in performing their duties (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account for that Credit Suisse Fund, plus interest earned and any fees remaining in escrow will be returned to the applicable Credit Suisse Fund. A form of the New Sub-Advisory Agreement for each Credit Suisse Fund is attached as Exhibit B.

How does the New Sub-Advisory Agreement differ from the current investment sub-advisory agreement?

The terms and conditions (including applicable advisory fees) of the New Sub-Advisory Agreements are identical to the current investment sub-advisory agreements. The current investment sub-advisory agreements were last approved as follows:

	Date of investment sub-advisory agreement	Date of last approval by Directors of the investment sub-advisory agreement	Date of last submission of existing investment sub-advisory agreements to vote of shareholders of each Fund
Credit Suisse Global Fixed Income Fund, Inc.	5/1/02*	11/19/2008	5/1/02
Credit Suisse Global Small Cap Fund, Inc.	5/1/02*	11/19/2008	5/1/02
Credit Suisse International Focus Fund, Inc.	5/1/02*	11/19/2008	5/1/02

  *  As amended 7/22/02 and 8/15/07.

The terms and conditions of the New Sub-Advisory Agreements are also identical to the Interim Sub-Advisory Agreements except for the effective dates, termination dates and certain fee escrow provisions. The description of the New Sub-Advisory Agreements set forth below in this Proxy Statement/Prospectus is qualified in its entirety by reference to Exhibit B.

Each Credit Suisse Fund's current investment sub-advisory agreement with CSAM U.K. and the New Sub-Advisory Agreement with the Aberdeen Sub-Advisers provide that, subject to the supervision and direction of CSAM, the investment sub-adviser will provide investment advisory and portfolio management advice to all or a portion of a Credit Suisse Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the Articles of Incorporation, (b) the 1940 Act, and the Investment Advisers Act of 1940, and all applicable rules and regulations of the SEC and all other applicable laws and regulations, and (c) the Credit Suisse Fund's investment objective and policies as stated in the prospectus and statement of additional information and investment parameters provided by CSAM from time to time. In connection therewith, the investment sub-adviser will: (i) manage the Credit Suisse Fund's Assets or furnish recommendations to manage the Assets in accordance with the Credit Suisse Fund's investment objective and policies; (ii) make investment decisions or recommendations with respect to the Assets; (iii) if requested by CSAM will place purchase and sale orders for securities on behalf of the Credit Suisse Fund with respect to the Assets; (iv) exercise voting rights with respect to the Assets if requested by CSAM; and (v) furnish CSAM and the Credit Suisse Board with such periodic and special reports as the Credit Suisse Fund or CSAM may reasonably request.

In providing those services, the investment sub-adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

The current investment sub-advisory agreement and the New Sub-Advisory Agreement provide with regard to the execution of transactions that in executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the investment sub-adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the investment sub-adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the investment sub-adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the investment sub-adviser or to CSAM for use on behalf of the Fund or other clients of the investment sub-adviser or CSAM.

Each Credit Suisse Fund's current investment sub-advisory agreement and the New Sub-Advisory Agreement provide that the investment sub-adviser shall exercise its best judgment in rendering the services described in the agreement. The investment sub-adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Credit Suisse Fund or CSAM in connection with the matters to which such agreement relates, except that the investment sub-adviser shall be liable for a loss resulting from a breach of fiduciary duty by the investment sub-adviser with respect to the receipt of compensation for services; provided that nothing shall be deemed to protect or purport to protect the investment sub-adviser against any liability to a Credit Suisse Fund or to shareholders of the Credit Suisse Fund or CSAM to which the investment sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the investment sub-adviser's reckless disregard of its obligations and duties under the agreement.

The current investment sub-advisory agreement and the New Sub-Advisory Agreement provide that CSAM will pay all of the fees payable to any investment sub-adviser engaged pursuant to the agreement.

For more information about the Aberdeen Sub-Advisers, including advisory fee information, please see "Comparison of Credit Suisse Funds and Aberdeen Funds—Who Manages the Fund?"

What factors did each Credit Suisse Board consider in recommending that shareholders approve the New Sub-Advisory Agreement?

Each Credit Suisse Board evaluated a variety of factors when considering the New Sub-Advisory Agreements for the Credit Suisse Funds, including: (i) the rationale for recommending the Aberdeen Sub-Advisers to serve as investment sub-adviser to the Credit Suisse Funds for an interim period between the consummation of the Transaction and the Reorganization; (ii) the nature, extent, and quality of services to be provided by AAMI and AAMISL to the Credit Suisse Funds, including the resources of the Aberdeen Sub-Advisers to be dedicated to the Credit Suisse Funds; (iii) the performance of the Aberdeen Sub-Advisers; (iv) the fees and expenses to be borne by the Credit Suisse Funds; (v) any benefits to be derived by the Aberdeen Sub-Advisers from their relationship with the Credit Suisse Funds; and (vi) that, effectively, the sole purpose of the approval of the New Sub-Advisory Agreements is to authorize the release of any escrowed advisory fees to the Aberdeen Sub-Advisers in the event the Interim Sub-Advisory Agreements become effective and the Reorganization is approved.

When considering the nature and quality of the services to be provided by the Aberdeen Sub-Advisers to the Credit Suisse Funds and the resources of the Aberdeen Sub-Advisers dedicated to the Credit Suisse Funds, each Credit Suisse Board reviewed: (a) the rationale in proposing the Aberdeen Sub-Advisers; (b) the scope and depth of the Aberdeen Sub-Advisers' organization; (c) the experience and expertise of each of the Aberdeen Sub-Adviser's investment professionals; (d) the Aberdeen Sub-Advisers' investment advisory capabilities; and (e) the advisory fees the Aberdeen Sub-Advisers would charge for providing investment advisory services. Each Credit Suisse Board evaluated the Aberdeen Sub-Advisers' portfolio management and trading processes and discussed the experience of the Aberdeen Sub-Advisers' brokerage and trading capabilities. After analyzing the services proposed to be provided by the Aberdeen Sub-Advisers to the Credit Suisse Funds, and the services provided by the Aberdeen Sub-Advisers to other investment portfolios presently advised by the Aberdeen

Sub-Advisers, each Credit Suisse Board concluded that the nature, extent, and quality of services to be provided to the Credit Suisse Funds were consistent with the operational requirements of the Credit Suisse Funds and met the needs of the shareholders of the Credit Suisse Funds.

Furthermore, each Credit Suisse Board noted that the Aberdeen Sub-Advisers could not report any financial results from their relationship with the Credit Suisse Funds because the Aberdeen Sub-Advisers had not provided services to the Credit Suisse Funds, and thus, each Credit Suisse Board could not evaluate profitability. Given the limited time that the Aberdeen Sub-Advisers would potentially be managing the Credit Suisse Funds the Credit Suisse Boards concluded that economies of scale and the reflection of such economies of scale in the level of fees charged were inapplicable to the Credit Suisse Funds. The Credit Suisse Boards noted, however, that the investment advisory fees and expense ratios of the Credit Suisse Funds would not increase to increase either the Interim Sub-Advisory Agreements, and would not be expected to increase under the New Sub-Advisory Agreements.

After consideration of the factors discussed above, each Credit Suisse Board, with the assistance of independent counsel, concluded that approving the New Sub-Advisory Agreements and recommending that shareholders approve the New Sub-Advisory Agreements for the Credit Suisse Funds was in the best interests of the Credit Suisse Funds and their shareholders.

MORE INFORMATION ABOUT THE FUNDS

Additional Information

More information about the Credit Suisse Funds and the Aberdeen Funds is included in: (i) the Credit Suisse Funds' Prospectuses dated, February 27, 2009 and February 28, 2009, which are incorporated by reference herein and considered a part of this Proxy Statement/Prospectus; (ii) the Statements of Additional Information dated, February 27, 2009 and February 28, 2009 as amended to date, relating to the Credit Suisse Funds Prospectuses; (iii) the Aberdeen Funds' Prospectuses dated, February 28, 2009 and April 22, 2009, which accompany this Proxy Statement/Prospectus, are incorporated by reference and considered a part of this Proxy Statement/Prospectus; (iv) the Statements of Additional Information dated February 28, 2009 and April 22, 2009, as amended to date, relating to the Aberdeen Funds' Prospectuses; and (v) the Statements of Additional Information dated April 23, 2009 (relating to this Proxy Statement/Prospectus), which is incorporated by reference herein. You may request free copies of the Credit Suisse Funds' Prospectuses or Statements of Additional Information (including any supplement) by calling (800) 222-8977 or by writing to your Credit Suisse Fund, P.O. Box 55030, Boston, Massachusetts 02205-5030. You may request free copies of the Aberdeen Funds' Prospectus or Statements of Additional Information (including any supplements), by calling (800) 523-1918 or by writing to the Aberdeen Funds, 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Aberdeen Funds with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Aberdeen Funds and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the following regional offices of the SEC: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036; Atlanta Regional Office, 3475 Lenox Road, NE., Suite 1000, Atlanta, Georgia 30326; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, Texas 76102; Philadelphia Regional Office, 701 Market Street, Suite 2000, Philadelphia, Pennsylvania 19106; Salt Lake City Regional Office, 15 W. South Temple Street,

Suite 1800, Salt Lake City, Utah 84101; and San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, California 94104. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC's Web site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

Independent Registered Public Accounting Firm

The audited financial statements for the Credit Suisse Funds, which appear in the Credit Suisse Funds' Annual Report dated October 31, 2008 and the audited financial statements of the Aberdeen International Equity Fund which appear in the Aberdeen International Equity Fund Annual Report dated October 31, 2008 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as set forth in their reports therein and are each incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus. Such financial statements are incorporated therein by reference in reliance upon such reports given on the authority of such firm.

VOTING INFORMATION

What vote is necessary to approve the Proposals?

Quorum; Adjournment

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of at least one-third of the outstanding shares of a Credit Suisse Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may or, if a proposal to adjourn is submitted to a vote of shareholders, the holders of a majority of the shares of a Credit Suisse Fund present in person or by proxy (or a majority of votes cast on the adjournment if a quorum is present) shall have the power to, adjourn the Meeting from time to time, without notices other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. If a Meeting is adjourned to a date more than 120 days after the original record date, a new record date must be established for voting at such adjourned Meeting, and any unrevoked proxies submitted by any shareholder of record as of the original record date, with respect to shares that such shareholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequently adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Shareholder Approval

With respect to each Credit Suisse Fund, each Proposal must be approved by a "majority of outstanding voting securities" as defined in the 1940 Act, which means the lesser of the vote of: (i) 67% or more of the voting securities of a Credit Suisse Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of a Credit Suisse Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Credit Suisse Fund.

If the shareholders of a Credit Suisse Fund approve the Reorganization Agreement the effectiveness of each such approval is not conditioned upon the completion of the Transaction. The effectiveness of shareholder approval of the New Sub-Advisory Agreements is contingent upon the approval of the Reorganization Agreement and the effectiveness of the Interim Sub-Advisory Agreements.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may authorize your proxy by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

In the event the Reorganization is approved with respect to fewer than all of the Credit Suisse Funds, the failure of a Credit Suisse Fund to consummate the Reorganization contemplated by the Reorganization Agreement shall not affect the consummation or validity of the Reorganization with respect to any other Credit Suisse Fund. Accordingly, it is possible that if a shareholder owns shares in two or more Credit Suisse Funds and one of the Credit Suisse Funds does not approve the Reorganization, then the shareholder of the particular Credit Suisse Fund which did not approve the Reorganization would remain a shareholder of that Credit Suisse Fund. However, with respect to the Credit Suisse Funds that approve the Reorganization, a shareholder of those particular Credit Suisse Funds at the Closing Date would become a shareholder of the Aberdeen Funds.

In tallying shareholder votes, proxies that reflect abstentions or "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against approval.

Credit Suisse and its affiliates have advised the Credit Suisse Funds that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

This Proxy Statement/Prospectus, Notice of Meeting, proxy card(s), and voting instruction forms were first mailed to shareholders on or about May 5, 2009.

Who can vote to approve the Proposals?

Only shareholders of record of the Credit Suisse Funds at the close of business on March 12, 2009 (the "Record Date"), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. Exhibit C to this Proxy Statement/Prospectus sets forth the number of shares of beneficial interest of each of the Credit Suisse Funds which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

This Proxy Statement/Prospectus is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement/prospectus for each Credit Suisse Fund and, because shareholders may own shares of more than one Credit Suisse Fund, to avoid burdening shareholders with more than one proxy statement. To the extent information regarding common ownership is available to the Credit Suisse Funds, a shareholder who owns of record shares in more than one Credit Suisse Fund will receive a package containing this Proxy Statement/Prospectus and proxies for each Credit Suisse Fund in which that shareholder owns shares. If information relating to common ownership is not available to the Credit Suisse Funds, a shareholder who beneficially owns shares in more than one Credit Suisse Fund may receive more than one package, each containing this Proxy Statement/Prospectus and a proxy for a single Credit Suisse Fund. It is essential that shareholders complete, date, sign and return EACH enclosed proxy.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also authorize your vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or authorize your proxy by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of each Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received by the Credit Suisse Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

What other matters will be voted upon at the Meeting?

The Credit Suisse Boards do not intend to bring any matters before the Meeting with respect to the Credit Suisse Funds other than those described in this Proxy Statement/Prospectus. The Credit Suisse Boards are not aware of any other matters to be brought before the Meeting with respect to the Credit Suisse Funds by others. If any other matter legally comes before the Meeting, proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or directors may be voted only in person or by written proxy.

What other solicitations will be made?

This proxy solicitation is being made by the Credit Suisse Boards for use at the Meeting. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Credit Suisse Boards will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Credit Suisse Boards may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Credit Suisse Funds, CSAM, or the administrator, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. The Credit Suisse Boards have engaged The Altman Group, Inc. ("Altman Group") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of $2,500 for Credit Suisse Global Fixed Income Fund, Inc., $3,000 for Credit Suisse Global Small Cap Fund, Inc. and $3,500 for Credit Suisse International Focus Fund, Inc. Altman Group also will be reimbursed for its reasonable expenses. Proxy solicitation costs for the Credit Suisse Funds will be allocated between CSAM and AAMI. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. CSAM expects that the solicitations will be primarily by mail, but also will include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, certain shareholders of the Credit Suisse Funds may receive a telephone call from a representative of Altman Group if their votes have not yet been received. Proxies that are obtained telephonically by Altman Group will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited by Altman Group, the Altman Group representative is required to ask each shareholder to state his or her full name. The representative then states the city, state and zip code on the account and asks the shareholder to confirm his or her identity by stating their street address. If the shareholder is a corporation or other entity, the Altman Group representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman Group, then the Altman Group representative has the responsibility to explain the process, read each Proposal listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Altman Group representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Altman Group will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter via USPS to confirm his or her vote and asking the shareholder to call Altman Group immediately if his or her instructions are not correctly reflected in the confirmation.

How do I submit a shareholder proposal?

The Credit Suisse Funds are not required to hold annual meetings of shareholders and do not currently intend to hold a meeting of shareholders in 2009 other than the Meeting. The Directors will call a special meeting of shareholders of a Credit Suisse Fund or class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Credit Suisse Fund or class entitled to vote at such meeting.

Any Credit Suisse Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Credit Suisse Fund's shareholders should send such proposals to Secretary, Credit Suisse Global Small Cap Fund, Inc., Credit Suisse Global Fixed Income Fund, Inc. or Credit Suisse International Focus Fund, Inc., (as appropriate), Eleven Madison Avenue, New York, New York 10010. Any shareholder proposal intended to be presented at any future meeting of Credit Suisse Fund shareholders must be received by the Credit Suisse Fund at its principal office and, to be timely, must be so received not later than sixty (60) days prior to the date of the meeting; provided, however, that if less than seventy (70) days' notice or prior public disclosure of the date of the meeting is given or made available to shareholders, then no later than the tenth day following the day on which notice of the meeting was given or such public disclosure was made. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws.

Any such notice by a shareholder to a Credit Suisse Fund shall set out as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

Shareholders of a Credit Suisse Fund who wish to send communications to the applicable Credit Suisse Board or a specified member of the Credit Suisse Board should submit the communication in writing to the attention of J. Kevin Gao, Secretary, Credit Suisse Global Small Cap Fund, Inc., Credit Suisse Global Fixed Income Fund, Inc. or Credit Suisse International Focus Fund, Inc., (as appropriate), Eleven Madison Avenue, New York, New York 10010, identifying the correspondence as intended for the Credit Suisse Board or a specified member of a Credit Suisse Board.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

Please advise the Credit Suisse Funds, c/o Secretary, Credit Suisse Global Small Cap Fund, Inc., Credit Suisse Global Fixed Income Fund, Inc. or Credit Suisse International Focus Fund, Inc., (as appropriate), Eleven Madison Avenue, New York, New York 10010, whether other persons are beneficial owners of Credit Suisse Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement/Prospectus needed to supply copies to the beneficial owners of these shares.

PRINCIPAL HOLDERS OF SHARES

On the Record Date, the officers and Directors of Credit Suisse Funds and Aberdeen Trust, as a group, owned less than 1% of the outstanding voting shares of any Credit Suisse Fund or Aberdeen Fund, respectively, or class thereof.

To the best knowledge of the Credit Suisse Funds, as of the Record Date, no person, except as set forth in the table at Exhibit D, owned of record 5% or more of the outstanding shares of any class of the Credit Suisse Funds. To the best knowledge of Aberdeen Trust as of the Record Date, no person, except as set forth in the table at Exhibit D, owned of record 5% or more of the outstanding shares of any class of the Aberdeen International Equity Fund. As of the Record Date, no shares of the Aberdeen Global Fixed Income Fund and the Aberdeen Global Small Cap Fund have been offered.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

A	Agreement and Plan of Reorganization among Credit Suisse Global Fixed Income Fund, Inc., Credit Suisse Global Small Cap Fund, Inc., Credit Suisse International Focus Fund, Inc., Credit Suisse Institutional Fund, Inc., on behalf of each of its series and Aberdeen Funds, on behalf of its appropriate series.

B	Forms of New Investment Sub-Advisory Agreements between Credit Suisse Global Fixed Income Fund, Inc., Credit Suisse Global Small Cap Fund, Inc. and Credit Suisse International Focus Fund, Inc., and Aberdeen Asset Management Inc. and/or Aberdeen Asset Management Investment Services Limited

C	Outstanding Voting Securities of the Funds as of March 12, 2009

D	Principal Holders of Shares as of March 12, 2009

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 15th day of April, 2009, by and among Aberdeen Funds, a Delaware statutory trust ("Trust"), with its principal place of business at 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428, on behalf of each of its separate series: Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen International Equity Institutional Fund (each an "Acquiring Fund"); Credit Suisse Global Fixed Income Fund, Inc., a Maryland corporation; Credit Suisse Global Small Cap Fund, Inc., a Maryland corporation; Credit Suisse International Focus Fund, Inc., a Maryland corporation ("Focus Fund") and Credit Suisse Institutional Fund, Inc., a Maryland corporation, on behalf of each of its separate series: Asia Bond Portfolio and International Focus Portfolio (each of Asia Bond Portfolio, International Focus Portfolio, Focus Fund, Credit Suisse Global Fixed Income Fund, Inc. and Credit Suisse Global Small Cap Fund, an "Acquired Fund"), with each Acquired Fund's principal place of business at Eleven Madison Avenue, New York, New York 10010. Reference in the Agreement to each of Asia Bond Portfolio and International Focus Portfolio shall be a reference to Credit Suisse Institutional Fund, Inc., acting on behalf of such series, as applicable. Aberdeen Asset Management Inc. ("AAMI"), a Delaware corporation, joins this agreement solely for purposes of paragraphs 1.6, 5.1, 8.11, 9.2, 14, 16.4, 16.5 and 16.6. Credit Suisse Asset Management, LLC ("CSAM"), a Delaware limited liability company, joins this agreement solely for purposes of paragraphs 1.6, 5.1, 5.4, 8.10, 9.2, 14, 16.4, 16.5 and 16.6.

WHEREAS, each Acquired Fund and each Acquiring Fund is, or is a series of, an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, each Acquiring Fund (except for the Aberdeen International Equity Fund (the "Acquiring Focus Fund") has been newly organized to hold the assets of a corresponding Acquired Fund and each Acquiring Fund (other than the Acquiring Focus Fund) has had no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of this transaction described herein;

WHEREAS, the Acquiring Focus Fund is an existing series of the Trust and has carried on, and will continue to carry on, the business of an open-end management investment company registered under the 1940 Act, and has, and will continue to have, following the consummation of the transaction described herein, assets consisting primarily of equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries;

WHEREAS, the following chart shows each Acquiring Fund and its classes of shares of beneficial interest (no par value) ("Acquiring Fund Shares") and the corresponding Acquired Fund with its classes of shares of beneficial interest ($0.001 par value per share) ("Acquired Fund Shares"):

Corresponding Acquired Fund	Acquiring Fund, each a series of Aberdeen Funds
Credit Suisse Global Fixed Income Fund, Inc.	Aberdeen Global Fixed Income Fund

Common	Institutional Service

Advisor	Institutional Service

Class A	Class A

Class C	Class C

Credit Suisse Global Small Cap Fund, Inc.	Aberdeen Global Small Cap Fund

Common	Class A

Advisor	Class R

Class A	Class A

Class B	Class A

Class C	Class C

Asia Bond Portfolio of Credit Suisse Institutional Fund, Inc.	Aberdeen Asia Bond Institutional Fund

Institutional	Institutional

Corresponding Acquired Fund	Acquiring Fund, each a series of Aberdeen Funds
International Focus Portfolio of Credit Suisse Institutional Fund, Inc.	Aberdeen International Equity Institutional Fund

Institutional	Institutional

Credit Suisse International Focus Fund, Inc.	Aberdeen International Equity Fund

Common	Institutional Service

Advisor	Class R

Class A	Class A

Class B	Class A

Class C	Class C

WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund Shares in connection with an Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the Acquired Fund;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code");

WHEREAS, each reorganization, redomiciliation and liquidation will consist of (1) the sale, assignment, transfer and delivery of all of the property and assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust has determined, with respect to each Acquiring Fund, that the sale, assignment, transfer and delivery of all of the property and assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of each Acquired Fund has determined that the sale, assignment, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of each Acquired Fund's shareholders ("Acquired Fund Shareholders") and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to sell, assign, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and each Acquiring Fund agrees in exchange therefor:

(i)  to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares equal in value to the value of each class of the Acquired Fund as of the time and date set forth in paragraph 3; and

(ii)  to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.2.

Transactions described in paragraph 1.1(i) and (ii) shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date"). All Class A shares of an Acquiring Fund delivered to any Acquired Fund in connection with the Reorganization will have any sales charge waived.

1.2. The property and assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 6.3 (collectively, with respect to each Acquired Fund separately, "Assets"). Each Acquiring Fund shall assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date in connection with the acquisition of the Assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's Excluded Liabilities (as defined below and excluding expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by each Acquiring Fund pursuant to paragraph 9.2), if any, pursuant to this Agreement (collectively, with respect to each Acquired Fund separately, "Liabilities"). Each Acquired Fund will use reasonable commercial efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent permissible and consistent with its own investment objectives and policies. If prior to the Closing Date, the Trust identifies a Liability that the Trust and an Acquired Fund mutually agree should not be assumed by the Trust, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Trust and the applicable Acquired Fund at the Closing (the "Excluded Liabilities"). Certain Liabilities that would otherwise be listed as Excluded Liabilities may be assumed by the Trust on behalf of an Acquiring Fund, subject to such conditions as may be mutually agreed upon among the Trust, the Acquiring Fund, the corresponding Acquired Fund and CSAM.

1.3. Immediately following the action contemplated by paragraph 1.1, each Acquired Fund will (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date as defined in paragraph 3.1 ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) as soon as reasonably practicable thereafter, completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the applicable Acquiring Fund to open accounts on the share records of the applicable Acquiring Fund in the names of the Acquired Fund Shareholders. An Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Valuation Date. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquired Funds, or the investment company of which the Acquired Fund is a series, will be dissolved in accordance with the laws of Maryland as soon as practicable following the Closing Date.

1.4. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

1.5. Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.6. At least fifteen business days prior to the Valuation Date, CSAM, on behalf of an Acquired Fund, will provide AAMI with a schedule of the Assets held by each Acquired Fund. At least ten business days prior to the Valuation Date, AAMI, on behalf of an Acquiring Fund will advise CSAM of any investments of an Acquired Fund shown on the Acquired Fund's schedule of securities which an Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to an Acquiring Fund in connection with facilitating the orderly transition of an Acquired Fund's Assets. Under such circumstances, to the extent practicable, an Acquired Fund will, if requested by an Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund, dispose of such investments prior to the Valuation Date. In addition, if it is determined that the portfolios of an Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which an Acquiring Fund is or will be subject with respect to such investments, to the extent practicable, an Acquired Fund will, if requested by an Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Valuation Date. Notwithstanding the foregoing, nothing herein will require an Acquired Fund to dispose of any Assets, if, in the reasonable judgment of the Acquired Fund's investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of an Acquired Fund.

2.  VALUATION

2.1. The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the business day immediately preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to each Acquired Fund and valuation procedures established by each Acquired Fund's Board of Directors.

2.2. All computations of value shall be made by State Street Bank and Trust Company, in its capacity as co-administrator for each Acquired Fund, and shall be subject to review by each Acquiring Fund's sub-administrator, Citi Fund Services Ohio, Inc., and by each Acquiring Fund's independent accountants. Each Acquired Fund and the Trust agree to use all reasonable commercial efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of an Acquired Fund and those determined in accordance with the pricing policies and procedures of its corresponding Acquiring Fund.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date for the Reorganization shall be June 30, 2009, or such other date as an authorized officer of each of the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (the "Closing") shall be deemed to take place simultaneously as of immediately before the opening of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Acquired Funds or at such other place as an authorized officer of each of the parties may agree. To the extent any Acquired Fund's Assets are for any reason not transferred on the Closing Date, an Acquired Fund shall cause such Acquired Fund's Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

3.2. Each Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver to the Trust, on behalf of each Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Acquired Fund have been delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the Trust's custodian. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to the Trust's custodian the Assets of each Acquired Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. Each Acquired Fund or the Acquired Fund's transfer agent (the "Transfer Agent") shall deliver to the Trust, on behalf of each Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the applicable Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3, (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the applicable Acquiring Fund pursuant to paragraph 1.4 and (c) the information set out in clause (a) and (b) was provided by the Trust's custodian. At the Closing each Acquired Fund shall deliver to the corresponding Acquiring Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Acquiring Fund or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the Trust or an appropriate officer of the Acquired Funds, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.  REPRESENTATIONS AND WARRANTIES

4.1. Except as has been fully disclosed to the applicable corresponding Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the appropriate Acquired Fund, each Acquired Fund, severally and not jointly, represents and warrants to the Trust as follows:

(a)  The Acquired Fund is a corporation duly organized, or is duly organized as a series of a corporation, validly existing and in good standing under the laws of the State of Maryland, with power to own all of its Assets and to carry on its business as it is now being conducted. The Acquired Fund is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement;

(b)  The Acquired Fund is a registered investment company, or a series of a registered investment company, classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

(c)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act;

(d)  The Acquired Fund's current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus") and current shareholder reports (true and correct copies of which have been delivered to the Trust) and each prospectus, statement of additional information and shareholder report of the Acquired Fund used during the three years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Valuation Date, the Acquired Fund will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of each Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act or as disclosed to the Trust;

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a material violation of the Acquired Fund's applicable Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

(g)  The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(h)  No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2008 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the applicable Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at April 30, 2009 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Trust) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

(k)  Since October 31, 2008, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of Assets held by the Acquired Fund, the discharge of Acquired Fund Liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(l)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the Acquired Fund's knowledge, no such return is currently under audit; no assessment has been asserted with respect to such returns; and there are no levies, liens or other encumbrances related to taxes existing or known to the Acquired Fund to be threatened or pending with respect to the Assets of an Acquired Fund;

(m)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and, in the case of the Focus Fund, will have declared a dividend or dividends prior to or as of the Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (determined without regard to the dividends paid deduction) and all of its net capital gain, if any, for the period from the close of its last fiscal year to the close of business on the Closing Date and for any prior period;

(n)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(o)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Acquired Fund, on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(p)  The information relating to the Acquired Fund furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder applicable thereto;

(q)  As of the date of this Agreement, each Acquired Fund has provided the Trust with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement"), to be included in a Registration Statement on Form N-14 of the Trust (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, such information provided by any Acquired Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (q) shall not apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust or an Acquiring Fund for use therein;

(r)  There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement;

(s)  To the Acquired Fund's knowledge, there have been no material miscalculations of the net asset value of any Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof which would have a material adverse effect on such Acquired Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(t)  The minute books and other similar records of an Acquired Fund available to an Acquired Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board of Directors and any committees of the Board of Directors. The stock transfer ledgers and other similar records of an Acquired Fund as made available to the Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of an Acquired Fund;

(u)  Each Acquired Fund has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects;

(v)  Each Acquired Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(w)  No Acquired Fund has any unamortized or unpaid organizational fees or expenses; and

(x)  The Acquired Fund represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement.

4.2. Except as has been fully disclosed to the applicable corresponding Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Trust, the Trust, on behalf of each Acquiring Fund, severally and not jointly, represents and warrants to each applicable Acquired Fund as follows:

(a)  Each Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the

Trust's Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement. The Acquiring Focus Fund is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Focus Fund. The Acquiring Focus Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement;

(b)  The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of each class of Acquiring Fund Shares under the 1933 Act is in full effect with respect to the Acquiring Focus Fund and will be in full force and effect with respect to all Acquiring Funds as of the Closing Date;

(c)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act;

(d)  As of the Closing Date, the current prospectus and statement of additional information of each Acquiring Fund (each, an "Acquiring Fund Prospectus") will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Closing Date, the Acquiring Focus Fund will have good and marketable title to its assets, free and clear of any liens or other encumbrances, except those liens or encumbrances as to which the Focus Fund has received notice and documentation prior to the Closing Date;

(f)  Each Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in a material violation of the Trust's Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of each Acquiring Fund, is a party or by which it is bound;

(g)  The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of each Acquiring Fund, is a party or by which it is bound;

(h)  No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to any Acquiring Fund or any of the Acquiring Funds' properties or assets, that, if adversely determined, would materially and adversely affect any Acquiring Fund's financial condition or the conduct of its business. The Trust, on behalf of each Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects any Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

(i)  The Acquiring Focus Fund's current prospectus, statement of additional information and shareholder reports (true and correct copies of which have been delivered to the Focus Fund) and each prospectus, statement of additional information and shareholder report of the Acquiring Focus Fund used during the three years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(j)  The Statement of Assets and Liabilities, Statements of Operations and changes in Net Assets, and Schedule of Investments of the Acquiring Focus Fund at October 31, 2008 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Focus Fund) present fairly, in all material respects, the financial condition of the Acquiring Focus Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Focus Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(k)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Focus Fund at April 30, 2009 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Focus Fund) present or will present fairly, in all material respects, the financial condition of the Acquiring Focus Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquiring Focus Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

(l)  Since October 31, 2008, there has not been any material adverse change in the Acquiring Focus Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Focus Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Focus Fund Shares due to declines in market values of securities held by the Acquiring Focus Fund, the discharge of Acquiring Focus Fund liabilities, or the redemption of Acquiring Focus Fund Shares by shareholders of the Acquiring Focus Fund shall not constitute a material adverse change;

(m)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Focus Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the Acquiring Focus Fund's knowledge, no such return is currently under audit; no assessment has been asserted with respect to such returns; and there are no levies, liens or other encumbrances related to taxes existing or known to the Acquiring Focus Fund to be threatened or pending with respect to the Assets of an Acquiring Focus Fund;

(n)  This subparagraph (n) shall not apply to the Acquiring Focus Fund. Each Acquiring Fund was established in order to effect the transactions described in this Agreement. Each Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, each Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code. Each Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date. To the knowledge of the Trust, each Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code;

(o)  The Acquiring Focus Fund has elected to qualify and has qualified as a "regulated investment company" as of and since its first taxable year; has been a "regulated investment company" under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a "regulated investment company" under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them;

(p)  All issued and outstanding shares of Acquiring Focus Fund are, and on the Closing Date will be, and each Acquiring Fund's shares will be upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. Each Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(q)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, has been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of each Acquiring Fund, and this Agreement constitutes a valid and binding obligation of each Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(r)  As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference (insofar as it relates to the Trust and any Acquiring Fund) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (s) shall not apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by an Acquired Fund for use therein;

(s)  Prior to the Closing Date, each Acquiring Fund (except for the Acquiring Focus Fund) will have carried on no business activity, will have had no assets or liabilities and will have no issued or outstanding shares;

(t)  To the Acquiring Focus Fund's knowledge, there have been no material miscalculations of the net asset value of the Acquiring Focus Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof which would have a material adverse effect on the Focus Fund or its assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(u)  The minute books and other similar records of the Trust as made available to an Acquired Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Trust and of each Acquiring Fund, and the Trust's Board of Trustees and committees of the Trust's Board of Trustees;

(v)  The Trust and each Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects; and

(w)  The Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

5.  COVENANTS OF THE PARTIES.

5.1. Each Acquired Fund and applicable Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to each Acquired Fund and the Acquiring Focus Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund Shares or Acquiring Focus Fund shares, as applicable, and regular and customary periodic dividends and distributions, and with respect to the applicable Acquiring Fund (except for the Acquiring Focus Fund), it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, AAMI and CSAM may mutually agree, subject to CSAM's fiduciary duty and that of any investment sub-adviser to an Acquired Fund, to limit or cease portfolio trading on behalf of an Acquired Fund for a period of up to three days prior to the Valuation Date.

5.2. Each Acquired Fund will call a meeting of the Acquired Fund Shareholders as soon as practicable after the date of filing the Prospectus/Proxy Statement to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby. In the event that any Acquired Fund receives insufficient votes from shareholders, the meeting may be adjourned as permitted under an Acquired Fund's applicable Articles of Incorporation, Bylaws, applicable law and the Prospectus/Proxy Statement in order to permit further solicitation of proxies.

5.3. In connection with the Acquired Fund Shareholders' meetings referred to in paragraph 5.2, the Trust, with the assistance of each Acquired Fund, will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which, immediately following the Trust's March 10, 2009 board meeting, the Trust will file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4. Each of the Acquired Funds, the Trust and each of the Acquiring Funds will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, each Acquired Fund and CSAM will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of Acquired Fund Shares and will assist the Acquiring Funds and AAMI in obtaining any books and records of the Acquired Funds from their service providers. In addition, the Trust and each Acquired

Fund will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

5.5. As promptly as practicable, but in any case within sixty days after the Closing Date, each Acquired Fund shall furnish the applicable Acquiring Fund, in such form as is reasonably satisfactory to such Acquiring Fund, a statement of the earnings and profits of such Acquired Fund for federal income tax purposes that will be carried over by such Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by PricewaterhouseCoopers LLC and certified by such Acquired Fund's President and Treasurer or Chief Financial Officer.

5.6. Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7. Each Acquired Fund agrees that the liquidation of each Acquired Fund will be effected in the manner provided in such Acquired Fund's applicable Articles of Incorporation and Bylaws in accordance with applicable law, and that on and after the Closing Date, each Acquired Fund shall not conduct any business except in connection with its liquidation.

5.8. It is the intention of the parties that the transaction will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code.

5.9. Each Acquiring Fund and each Acquired Fund will use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable. Each Acquired Fund and the Trust shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.10. Each Acquired Fund and the Trust will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as may be necessary or reasonably desirable in order to vest in and confirm (a) each Acquired Fund's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) each Acquiring Fund's title to and possession of all the Assets.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of the Trust and each Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by each Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. Each Acquired Fund shall have delivered to the applicable Acquiring Fund a certificate executed on their behalf by the Acquired Fund's President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. Each Acquired Fund shall have furnished to the Trust a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of investments with their respective tax costs, all as of the Valuation Date, certified by the Acquired Fund's Chief Financial Officer, Treasurer or Assistant Treasurer. This information will present fairly in all material respects the financial position and Assets of each Acquired Fund as of the Closing Date, and there will be no known material contingent liabilities of any Acquired Fund not disclosed in such information.

6.3. Prior to the Closing Date the Focus Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income (computed without regard to any deduction for dividends paid), for its taxable year ended October 31, 2008 and the short taxable year beginning November 1, 2008 and ending on the Closing Date, and all of the Acquired Fund's net capital gain recognized in its taxable year ended October 31, 2008 and the short taxable year beginning on November 1, 2008 and ending on the Closing Date (after reduction for any capital loss carryover).

6.4. Each Acquiring Fund shall have received a favorable opinion of Willkie Farr & Gallagher LLP, counsel to each Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the applicable Acquiring Fund, which opinion shall rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Maryland, to the following effect:

(a)  Each Acquired Fund is, or is a series, duly constituted in accordance with the applicable Articles of Incorporation and Bylaws and applicable law of a corporation, duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted.

(b)  This Agreement has been duly authorized, executed and delivered by each Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of each Acquiring Fund, is a valid and binding obligation of each Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(c)  Each Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, each Acquired Fund will have duly transferred such assets to the applicable Acquiring Fund.

(d)  The execution and delivery of this Agreement by each Acquired Fund did not, and the performance by each Acquired Fund of their obligations hereunder will not, (i) violate the Acquired Fund's applicable Articles of Incorporation or Bylaws, (ii) violate any provisions of applicable U.S. federal securities laws or (iii) violate any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e)  To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(f)  Such counsel does not know of any legal or governmental proceedings relating to any Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date required to be described in the Registration Statement which are not described as required.

(g)  Each Acquired Fund is, or is a series of an investment company, registered with the Commission as an open-end management investment company under the 1940 Act.

6.5. Each Acquired Fund shall have duly executed and delivered to the Trust, on behalf of each Acquired Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to each Acquired Fund's custodian and instructions to the Trust's transfer agent as the Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by such Acquired Fund all of the right, title and interest of such Acquired Fund in and to the respective Assets of each Acquired Fund. In each case the Assets of each Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

6.6. The Trust shall have received at the Closing: (i) a certificate of an authorized signatory of State Street Bank and Trust Company, as custodian for an Acquired Fund, stating that the Assets of each Acquired Fund have been delivered to the Trust; (ii) a certificate of an authorized signatory from JP Morgan Chase Bank, N.A. as custodian for the Trust, stating that the Assets of each Acquired Fund has been received; (iii) a certificate of an authorized signatory of an Acquired Fund confirming that the Acquired Fund has delivered its records (with copies to be retained by the Acquired Fund) containing the names and addresses of the record holders of each Acquired Fund shares and the number and percentage (to three decimal places) of ownership of each series of an

Acquired Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by each Acquired Fund to the corresponding Acquiring Fund; and (v) the tax books and records of each Acquired Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

6.7. Each Acquired Fund's agreements with each of its service providers shall have terminated on or prior to the Closing Date with respect to each Acquired Fund in compliance with their termination provisions without being subject to a contractual penalty.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of each Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Trust and the applicable Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The Trust and each Acquiring Fund shall have delivered to the applicable Acquired Fund a certificate executed on their behalf by the Trust's President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust and each Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and each Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2. The Trust, on behalf of each Acquiring Fund, shall have executed and delivered to the applicable Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which each Acquiring Fund will assume all of the Liabilities of the applicable Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3  Each Acquired Fund shall have received a favorable opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Stradley Ronon Stevens & Young, LLP appropriate to render the opinions expressed therein, and in a form satisfactory to each Acquired Fund, to the following effect:

(a)  The Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and each Acquiring Fund is a separate series thereof duly constituted in accordance with the Agreement and Declaration of Trust and the Bylaws of the Trust and applicable law.

(b)  This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of each Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the applicable Acquired Fund, is the valid and binding obligation of the Trust and each Acquiring Fund enforceable against the Trust and each Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(c)  The execution and delivery of this Agreement by the Trust on behalf of each Acquiring Fund did not, and the performance by the Trust and each Acquiring Fund of their obligations hereunder will not, (i) violate the Trust's Agreement and Declaration of Trust or Bylaws, (ii) violate any provisions of applicable U.S. federal securities laws or (iii) violate any provision of any agreement known to such counsel to which the Trust or any Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or any Acquiring Fund is a party or by which it is bound.

(d)  To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or any Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)  Such counsel does not know of any legal or governmental proceedings relating to each Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date required to be described in the applicable Acquiring Fund Prospectus which are not described as required.

(f)  The Trust is registered with the Commission as an open-end management investment company under the 1940 Act.

7.4. The Trust shall have duly executed and delivered to each Acquired Fund, on behalf of each Acquiring Fund, such assumptions of liabilities and other instruments as an Acquired Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of each Acquired Fund by the Acquiring Fund into which it is being reorganized.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the Trust, each Acquiring Fund and each Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1. This Agreement shall have been approved by a majority of the outstanding shares of each Acquired Fund in the manner required by the Acquired Fund's applicable Articles of Incorporation, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2. The Agreement, the transactions contemplated herein and the filing of the Prospectus/Proxy Statement shall have been approved by the Board of Trustees of the Trust and the Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of each of the Acquired Funds, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party's Board, certified by the Secretary or an equivalent officer.

8.3. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by each Acquired Fund, the Trust or each Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of each Acquiring Fund or each Acquired Fund.

8.5. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.7. Each Acquired Fund and each applicable Acquiring Fund shall have received a favorable opinion of Stradley Ronon Stevens & Young LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)  The acquisition by each Acquiring Fund of the assets of the applicable Acquired Fund in exchange for such Acquiring Fund's assumption of the Liabilities of that Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by that Acquired Fund of such Acquiring Fund Shares to the shareholders of such Acquired Fund in exchange for their shares of such Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and such Acquired Fund and Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

(b)  No gain or loss will be recognized by any Acquired Fund (i) upon the transfer of its assets to the applicable Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by each Acquiring Fund of the Liabilities of the applicable Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by each Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)  No gain or loss will be recognized by any Acquiring Fund upon the receipt of the assets of the applicable Acquired Fund in exchange for the assumption of the Liabilities of such Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)  The tax basis of the assets of each Acquired Fund acquired by the applicable Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer.

(e)  The holding periods of the assets of each Acquired Fund in the hands of the applicable Acquiring Fund will include the periods during which such assets were held by such Acquired Fund.

(f)  No gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)  The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)  An Acquired Fund Shareholder's holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)  Each Acquiring Fund will succeed to and take into account the items of the applicable Acquired Fund described in Section 381(c) of the Code.

The opinion will be based on certain factual certifications made by officers of each Acquired Fund and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8. Prior to the Closing, the Trust's Board of Trustees shall have approved: (a) an investment management agreement or agreements between the Trust, on behalf of each Acquiring Fund, and AAMI and sub-advisory agreements between AAMI, on behalf of each Acquiring Fund, and each of Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited, as sub-advisers to the Acquiring Funds, pursuant to which the aggregate management fees proposed to be paid by each Acquiring Fund to such adviser and sub-advisers are the same as or lower than the aggregate management fees paid by the corresponding Acquired Fund as of the Closing Date; and (b) various service provider arrangements between the Trust, on behalf of each Acquiring Fund, and the Acquiring Funds' distributor, administrator, transfer agent, custodian and independent registered public accounting firm on terms materially consistent with any materials provided to the Acquiring Funds by AAMI prior to the Closing Date.

8.9. With respect to each Acquired Fund individually, the Reorganization of such Acquired Fund into its corresponding Acquiring Fund and the material attributes of such Acquiring Fund, including, but not limited to, its investment advisory agreement, each of its investment sub-advisory agreements, Rule 12b-1 Plans, shareholder service plans, sales charges, share classes, redemption fees, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be in substantially the form as described in the Prospectus/Proxy Statement.

8.10. Prior to the Closing, CSAM shall have arranged for insurance and indemnification in favor of the Acquired Fund's Board of Directors for expenses, losses, claims, damages and liabilities that relate to period prior to the Closing Date upon such terms as may be reasonably acceptable to the Board of Directors.

8.11. Prior to the Closing, AAMI shall have entered into a written arrangement with each Acquiring Fund whereby AAMI agrees to limit, for a period of two years following the consummation of the Reorganization, the net expense ratio of each class of each Acquiring Fund so that it does not exceed the net expense ratio of the corresponding class of the corresponding Acquired Fund in effect at the time of the Reorganization.

8.12. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraph 8.1) may be jointly waived by the Board of Directors of the Acquired Funds and the Board of Trustees of the Trust, if, in the judgment of the Board of Directors of the Acquired Fund, such waiver will not have a material adverse effect on the interests of the Acquired Fund Shareholders and, if, in the judgment of the Board of

Trustees of the Trust, such waiver will not have a material adverse effect on the interests of the shareholders of each Acquiring Fund.

9.  BROKERAGE FEES AND EXPENSES

9.1. The Trust, on behalf of each Acquiring Fund, and each applicable Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Each Acquired Fund and the Trust and its Acquiring Funds will not bear any costs arising in connection with the transactions contemplated by this Agreement. The responsibility for payment of all of the costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be allocated between CSAM (or an affiliate thereof) and AAMI (or an affiliate thereof) as CSAM (or an affiliate thereof) and AAMI (or an affiliate thereof) shall agree. The costs arising in connection with the transactions contemplated by this Agreement shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Prospectus/Proxy Statement, printing and distributing the Prospectus/Proxy Statement, legal fees, accounting fees, securities registration fees, brokerage commissions incurred in connection with paragraph 1.6, all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company or would prevent the Reorganization from qualifying as a tax-free reorganization.

10.  ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1. The Trust and each Acquired Fund agree that neither party has made any representation, warranty or covenant, on behalf of either an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of the Trust or the Board of Directors of each Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Acquired Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a)  by the written consent of each of the Parties;

(b)  by an Acquired Fund (i) following a material breach by the Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the Trust or an Acquiring Fund; or

(c)  by the Trust (i) following a material breach by an Acquired Fund of any of its representations, warranties or covenants contained in this Agreement, provided that an Acquired Fund shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon an Acquired Fund.

If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b) or (c) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under (b) or (c) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1) may be waived by either an Acquired Fund or the Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of each Acquired Fund and the Trust; provided, however, that following the meeting of the shareholders of each Acquired Fund called by the Acquired Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

To the Trust:

Aberdeen Funds
5 Tower Bridge, Suite 300
300 Barr Harbor Drive
West Conshohocken, PA 19428
Attn: Legal

With a copy (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP
2005 Market Street, 26th Floor
Philadelphia, PA 19103
Attention: Kenneth L. Greenberg, Esquire

To each Acquired Fund:

Credit Suisse Funds
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.

In each case with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10018
Attention: Rose DiMartino, Esq.

14.  PUBLICITY/CONFIDENTIALITY

14.1. Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

14.2. Confidentiality. (a) Each Acquired Fund, the Trust, CSAM and AAMI (for purposes of this paragraph 14.2, the "Protected Persons") will hold, and will cause their officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)  In the event of a termination of this Agreement, each Acquired Fund, the Trust, CSAM and AAMI agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15.  FAILURE OF ANY FUND(S) TO CONSUMMATE THE REORGANIZATION

15.1. The failure of any Acquired Fund or Acquiring Fund to consummate its reorganization shall not affect the consummation or validity of the reorganization with respect to any other Acquired Fund or Acquiring Fund, and the provisions of this Agreement shall be construed to effect this intent.

16.  HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

16.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.3. The warranties, representations, and agreements contained in this Agreement made by each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. In the event that shareholders of a particular Acquired Fund do not approve the Reorganization with respect to that Acquired Fund and the corresponding Acquiring Fund, the Agreement will continue to remain in full force and effect with respect to the reorganizations, redomiciliations and liquidations for the other Acquired Funds and their corresponding Acquiring Funds referenced in this Agreement. The benefits and obligations attendant to the Reorganization are severable with respect to each Acquired Fund and its corresponding Acquiring Fund and the other Acquired Funds and their corresponding Acquiring Funds participating in the Reorganization. Shareholders of the Acquired Funds have no rights under this Agreement with respect to the reorganization, redomiciliation, and liquidation of any other Acquired Fund in which they do not hold shares.

16.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5. The name "Aberdeen Funds" is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust dated December 12, 2007, as amended from time to time, and all persons dealing with the Trust or an Acquiring Fund must look solely to the property of the Trust or such Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No portfolio of the Trust shall be liable for any claims against any other portfolio of the Trust. Each Acquired Fund, CSAM and AAMI specifically acknowledge and agree that any liability of the Trust under this Agreement with respect to a particular Acquiring Fund of the Trust, or in connection with the transactions contemplated herein with respect to a particular

Acquiring Fund, shall be discharged only out of the assets of the particular Acquiring Fund and that no other portfolio of the Trust shall be liable with respect thereto.

16.6. All persons dealing with an Acquired Fund must look solely to the property of such Acquired Fund for the enforcement of any claims as none of the directors, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of an Acquired Fund. No Acquired Fund shall be liable for any claims against any other Acquired Fund or another series of the investment company of which the Acquired Fund is a series. Each Acquiring Fund, CSAM and AAMI specifically acknowledge and agree that any liability of any Acquired Fund under this Agreement with respect to a particular Acquired Fund, or in connection with the transactions contemplated herein with respect to a particular Acquired Fund, shall be discharged only out of the assets of the particular Acquired Fund and that no other Acquired Fund or another series of the investment company of which the Acquired Fund is a series shall be liable with respect thereto.

16.7. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

***************

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

Aberdeen Funds,
on behalf of its series:

Aberdeen Global Fixed Income Fund
Aberdeen Global Small Cap Fund
Aberdeen Asia Bond Institutional Fund
Aberdeen International Equity Institutional Fund
Aberdeen International Equity Fund

By:  /s/ Lucia Sitar

Name:  Lucia Sitar
Title:  Vice President & Asst. Secretary

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

By:  /s/ Michael A. Pignataro

Name:  Michael A.Pignataro
Title:  CFO

CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

By:  /s/ Michael A. Pignataro

Name:  Michael A. Pignataro
Title:  CFO

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

By:  /s/ Michael A. Pignataro

Name:  Michael A. Pignataro
Title:  CFO

CREDIT SUISSE INSTITUTIONAL FUND, INC.,
on behalf of its series:

Asia Bond Portfolio
International Focus Portfolio

By:  /s/ Michael A. Pignataro

Name:  Michael A. Pignataro
Title:  CFO

Solely for purpose of paragraphs 1.6, 5.1, 8.11, 9.2, 14, 16.4, 16.5 and 16.6

ABERDEEN ASSET MANAGEMENT INC.

By:  /s/ Jennifer A. Nichols

Name:  Jennifer A. Nichols
Title:  Director, Vice President

Solely for purpose of paragraphs 1.6, 5.1, 5.4, 8.10, 9.2, 14, 16.4, 16.5 and 16.6

CREDIT SUISSE ASSET MANAGEMENT LLC

By:  /s/ George R. Hornig

Name:  George R. Hornig
Title:  Chief Executive Officer

Exhibit B

SUB-INVESTMENT ADVISORY AGREEMENT

DATED , 2009

Aberdeen Asset Management Inc.
1735 Market Street 37th Fl.
Philadelphia, PA 19103

Aberdeen Asset Management Investment Services Limited
One Bow Churchyard
London, England EC4M9HH

Dear Sirs:

Credit Suisse Global Fixed Income Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirm their agreement with Aberdeen Asset Management Investment Services Limited (the "UK Sub-Adviser"), a United Kingdom corporation, and Aberdeen Asset Management Inc. (together with the UK Sub-Adviser, the "Sub-Adviser"), a Delaware Corporation, as follows:

1.  Investment Description; Appointment

The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Fund's Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Prospectus, SAI and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2.  Services as Sub-Investment Adviser

(a)  Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

(i)  manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

(ii)  make investment decisions or recommendations with respect to the Assets;

(iii)  if requested by CSAM will place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

(iv)  exercise voting rights with respect to the Assets if requested by CSAM; and

(v)  furnish CSAM and the Fund's Board of Directors with such periodic and special reports as the Fund or CSAM may reasonably request.

In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

(b)  In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

3.  Execution of Transactions

(a)  In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek best execution. In assessing best execution available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

(b)  It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

(c)  On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Fund recognizes that the effect of the aggregation may operate on some occasions to the Fund's advantage or disadvantage. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

(d)  In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

4.  Disclosure Regarding the Sub-Adviser

(a)  The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement, if applicable, and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)   The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

(c)  Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

(d)   The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

5.  Representations and Warranties

5.1  The Sub-Adviser represents and warrants that:

(a)  it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

(c)  it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

5.2  The Fund represents and warrants that:

(a)  it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

(b)  information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

(c)  it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

5.3  CSAM represents and warrants that it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

6.  Compliance

(a)  The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

(b)  CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)  The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

7.  Books and Records

(a)  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

(b)  The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

8.  Provision of Information; Proprietary and Confidential Information

(a)  CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

(b)  The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

(c)  The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

9.  Standard of Care

The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

10.  Compensation

In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

11.  Expenses

(a)   The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).

(b)   The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

12.  Term of Agreement

This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

13.  Amendments

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14.  Notices

14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Aberdeen Asset Management Investment Services Limited, One Bow Churchyard, London, England EC4M9HH, Aberdeen Asset Management Inc., 1735 Market Street 37th Fl., Philadelphia, PA 19103, (b) if to Credit Suisse, to Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010 (Attention: Kevin Gao), telephone: (212-325-7102), facsimile: (212-325-8002), email: (kevin.gao@credit-suisse.com), and (c) if to the Portfolio, c/o Credit Suisse Funds, Eleven Madison Avenue, New York, New York 10010, telephone: (212) 325-2000, telecopy: (212) 325-8002 (Attention: Chief Legal Officer).

14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of Clause 14.1.

14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM or the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

15.  Choice of Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

16.  Miscellaneous

(a)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

(b)   If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)   Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

(d)   This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

17.  United Kingdom Regulatory Matters

The UK Sub-Adviser is regulated by the Financial Services Authority ("FSA") in carrying out its investment business. It therefore is subject to the rules and guidelines established by the FSA including the Conduct of Business Sourcebook. Under the FSA Rules, the following provisions apply:

(a)   The FSA requires that all clients of the UK Sub-Adviser be classified into specific categories. On the basis of the information which CSAM has given, the UK Sub-Adviser has determined that CSAM is an Intermediate Customer and the Fund is a Private Customer.

(b)(i)  The Sub-Adviser is permitted to trade in Futures, Options and Contracts for Differences including on and off exchange transactions ("Derivative Instruments"), subject to limitations described herein. The markets on which Derivative Instruments are executed can be highly volatile. Such investments carry a high risk of loss and a relatively small adverse market movement may result not only in the loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

(ii)   The UK Sub-Adviser may instruct the Custodian to pay margin, or (subject to the rules of the exchange concerned) deposit investments by way of margin or collateral, on any Derivative Instrument out of the Assets. The Fund shall not be required to pay margin in cash beyond the amount of cash held at the relevant time on the Fund's behalf and immediately available for margin payments.

(c)   The UK Sub-Adviser will not supply the Fund with contract notes. The periodic reports provided under Section 2(iv) will contain information that would have been provided in the contract notes.

(d)   In order to comply with applicable laws and related regulatory requirements, there may be periods when the UK Sub-Adviser will not be permitted to initiate or recommend certain types of transactions.

(e)   No warranty is given by the UK Sub-Adviser as to the performance or profitability of the Assets or any part of them.

(f)   The UK Sub-Adviser has in operation a written procedure in accordance with the FSA Rules for the effective consideration and proper handling of complaints from customers. Any complaint by CSAM or the Fund hereunder should be sent in writing to the Compliance Officer of the UK Sub-Adviser at the address specified in Section 14.

******************

[signature page follows]

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:

Name:
Title:

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

By:

Name:
Title:

ABERDEEN ASSET MANAGEMENT INC.

By:

Name:
Title:

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:

Name:
Title:

SCHEDULE A

Credit Suisse will pay the Sub-Adviser a fee equal to fifty percent of the fee that Credit Suisse is paid by the Fund as investment adviser, after any fee waivers and/or expense reimbursements by Credit Suisse, voluntary or contractual, but before payments to any sub-adviser (the "Advisory Fee"), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. Should the Advisory Fee be decreased for any reason and at any time, the Sub-Adviser shall be paid fifty percent of such decreased fee. The fee for the first period during which this amended Schedule A is in effect shall be pro-rated for the portion of the calendar quarter that the amended Schedule A is in effect.

SUB-INVESTMENT ADVISORY AGREEMENT

DATED                , 2009

Aberdeen Asset Management Investment Services Limited
One Bow Churchyard
London, England EC4M9HH

Dear Sirs:

Credit Suisse Global Small Cap Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirm their agreement with Aberdeen Asset Management Investment Services Limited (the "Sub-Adviser"), a United Kingdom corporation, as follows:

1.  Investment Description; Appointment

The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Fund's Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Prospectus, SAI and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2.  Services as Sub-Investment Adviser

(a)  Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

(i)  manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

(ii)  make investment decisions or recommendations with respect to the Assets;

(iii)  if requested by CSAM will place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

(iv)  exercise voting rights with respect to the Assets if requested by CSAM; and

(v)  furnish CSAM and the Fund's Board of Directors with such periodic and special reports as the Fund or CSAM may reasonably request.

In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

(b)  In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

3.  Execution of Transactions

(a)  In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek best execution. In assessing best execution available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

(b)  It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

(c)  On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Fund recognizes that the effect of the aggregation may operate on some occasions to the Fund's advantage or disadvantage. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

(d)  In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

4.  Disclosure Regarding the Sub-Adviser

(a)  The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement, if applicable, and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

(c)  Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

(d)  The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

5.  Representations and Warranties

5.1.  The Sub-Adviser represents and warrants that:

(a)  it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

(c)  it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

5.2.  The Fund represents and warrants that:

(a)  it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

(b)  information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

(c)  it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

5.3.  CSAM represents and warrants that it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

6.  Compliance

(a)  The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

(b)  CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)  The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

7.  Books and Records

(a)  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

(b)  The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

8.  Provision of Information; Proprietary and Confidential Information

(a)  CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

(b)  The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

(c)  The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

9.  Standard of Care

The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

10.  Compensation

In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

11.  Expenses

(a)  The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).

(b)  The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

12.  Term of Agreement

This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

13.  Amendments

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14.  Notices

14.1. All communications hereunder shall be given (a) if to the Sub-Adviser, to Aberdeen Asset Management Investment Services Limited, One Bow Churchyard, London, England EC4M9HH, (b) if to CSAM, to Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010 (Attention: Kevin Gao), telephone: (212-325-7102), facsimile: (212-325-8002), email: (kevin.gao@credit-suisse.com), and (c) if to the Fund, c/o Credit Suisse Funds, Eleven Madison Avenue, New York, New York 10010, telephone: (212) 325-2000, telecopy: (212) 325-8002 (Attention: Chief Legal Officer).

14.2. The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of Clause 14.1.

14.3. CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM or the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

15.  Choice of Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

16.  Miscellaneous

(a)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

(b)  If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)  Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

(d)  This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

17.  United Kingdom Regulatory Matters

The Sub-Adviser is regulated by the Financial Services Authority ("FSA") in carrying out its investment business. It therefore is subject to the rules and guidelines established by the FSA including the Conduct of Business Sourcebook. Under the FSA Rules, the following provisions apply:

(a)  The FSA requires that all clients of the Sub-Adviser be classified into specific categories. On the basis of the information which CSAM has given, the Sub-Adviser has determined that CSAM is an Intermediate Customer and the Fund is a Private Customer.

(b)(i)  The Sub-Adviser is permitted to trade in Futures, Options and Contracts for Differences including on and off exchange transactions ("Derivative Instruments"), subject to limitations described herein. The markets on which Derivative Instruments are executed can be highly volatile. Such investments carry a high risk of loss and a relatively small adverse market movement may result not only in the loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

(ii)  The Sub-Adviser may instruct the Custodian to pay margin, or (subject to the rules of the exchange concerned) deposit investments by way of margin or collateral, on any Derivative Instrument out of the Assets. The Fund shall not be required to pay margin in cash beyond the amount of cash held at the relevant time on the Fund's behalf and immediately available for margin payments.

(c)  The Sub-Adviser will not supply the Fund with contract notes. The periodic reports provided under Section 2(iv) will contain information that would have been provided in the contract notes.

(d)  In order to comply with applicable laws and related regulatory requirements, there may be periods when the Sub-Adviser will not be permitted to initiate or recommend certain types of transactions.

(e)  No warranty is given by the Sub-Adviser as to the performance or profitability of the Assets or any part of them.

(f)  The Sub-Adviser has in operation a written procedure in accordance with the FSA Rules for the effective consideration and proper handling of complaints from customers. Any complaint by CSAM or the Fund hereunder should be sent in writing to the Compliance Officer of the Sub-Adviser at the address specified in Section 14.

******************

[signature page follows]

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:

Name:
Title:

CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

By:

Name:
Title:

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:

Name:
Title:

SCHEDULE A

CSAM will pay the Sub-Adviser a fee equal to fifty percent of the fee that CSAM is paid by the Fund as investment adviser, after any fee waivers and/or expense reimbursements by CSAM, voluntary or contractual, but before payments to any sub-adviser (the "Advisory Fee"), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. Should the Advisory Fee be decreased for any reason and at any time, the Sub-Adviser shall be paid fifty percent of such decreased fee. The fee for the first period during which this amended Schedule A is in effect shall be pro-rated for the portion of the calendar quarter that the amended Schedule A is in effect.

SUB-INVESTMENT ADVISORY AGREEMENT

DATED                    , 2009

Aberdeen Asset Management Investment Services Limited
One Bow Churchyard
London, England EC4M9HH

Dear Sirs:

Credit Suisse International Focus Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirm their agreement with Aberdeen Asset Management Investment Services Limited (the "Sub-Adviser"), a United Kingdom corporation, as follows:

1.  Investment Description; Appointment

The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Fund's Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Prospectus, SAI and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2.  Services as Sub-Investment Adviser

(a)  Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

(i)  manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

(ii)  make investment decisions or recommendations with respect to the Assets;

(iii)  if requested by CSAM will place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

(iv)  exercise voting rights with respect to the Assets if requested by CSAM; and

(v)  furnish CSAM and the Fund's Board of Directors with such periodic and special reports as the Fund or CSAM may reasonably request.

In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

(b)  In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

3.  Execution of Transactions

(a)  In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek best execution. In assessing best execution available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

(b)  It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

(c)  On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Fund recognizes that the effect of the aggregation may operate on some occasions to the Fund's advantage or disadvantage. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

(d)  In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

4.  Disclosure Regarding the Sub-Adviser

(a)  The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement, if applicable, and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

(c)  Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

(d)  The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

5.  Representations and Warranties

5.1  The Sub-Adviser represents and warrants that:

(a)  it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

(c)  it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

5.2  The Fund represents and warrants that:

(a)  it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

(b)  information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

(c)  it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

5.3  CSAM represents and warrants that it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

6.  Compliance

(a)  The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

(b)  CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)  The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

7.  Books and Records

(a)  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

(b)  The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

8.  Provision of Information; Proprietary and Confidential Information

(a)  CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

(b)  The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

(c)  The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

9.  Standard of Care

The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

10.  Compensation

In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

11.  Expenses

(a)  The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).

(b)  The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

12.  Term of Agreement

This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

13.  Amendments

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14.  Notices

14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Aberdeen Asset Management Investment Services Limited, One Bow Churchyard, London, England EC4M9HH, (b) if to CSAM, to Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010 (Attention: Kevin Gao), telephone: (212-325-7102), facsimile: (212-325-8002), email: (kevin.gao@credit-suisse.com), and (c) if to the Fund, c/o Credit Suisse Funds, Eleven Madison Avenue, New York, New York 10010, telephone: (212) 325-2000, telecopy: (212) 325-8002 (Attention: Chief Legal Officer).

14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of Clause 14.1.

14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM or the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

15.  Choice of Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

16.  Miscellaneous

(a)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

(b)  If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)  Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

(d)  This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

17.  United Kingdom Regulatory Matters

The Sub-Adviser is regulated by the Financial Services Authority ("FSA") in carrying out its investment business. It therefore is subject to the rules and guidelines established by the FSA including the Conduct of Business Sourcebook. Under the FSA Rules, the following provisions apply:

(a)  The FSA requires that all clients of the Sub-Adviser be classified into specific categories. On the basis of the information which CSAM has given, the Sub-Adviser has determined that CSAM is an Intermediate Customer and the Fund is a Private Customer.

(b)(i)  The Sub-Adviser is permitted to trade in Futures, Options and Contracts for Differences including on and off exchange transactions ("Derivative Instruments"), subject to limitations described herein. The markets on which Derivative Instruments are executed can be highly volatile. Such investments carry a high risk of loss and a relatively small adverse market movement may result not only in the loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

(ii)  The Sub-Adviser may instruct the Custodian to pay margin, or (subject to the rules of the exchange concerned) deposit investments by way of margin or collateral, on any Derivative Instrument out of the Assets. The Fund shall not be required to pay margin in cash beyond the amount of cash held at the relevant time on the Fund's behalf and immediately available for margin payments.

(c)  The Sub-Adviser will not supply the Fund with contract notes. The periodic reports provided under Section 2(iv) will contain information that would have been provided in the contract notes.

(d)  In order to comply with applicable laws and related regulatory requirements, there may be periods when the Sub-Adviser will not be permitted to initiate or recommend certain types of transactions.

(e)  No warranty is given by the Sub-Adviser as to the performance or profitability of the Assets or any part of them.

(f)  The Sub-Adviser has in operation a written procedure in accordance with the FSA Rules for the effective consideration and proper handling of complaints from customers. Any complaint by CSAM or the Fund hereunder should be sent in writing to the Compliance Officer of the Sub-Adviser at the address specified in Section 14.

******************

[signature page follows]

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:

Name:
Title:

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

By:

Name:
Title:

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:

Name:
Title:

SCHEDULE A

CSAM will pay the Sub-Adviser a fee equal to fifty percent of the fee that CSAM is paid by the Fund as investment adviser, after any fee waivers and/or expense reimbursements by CSAM, voluntary or contractual, but before payments to any sub-adviser (the "Advisory Fee"), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. Should the Advisory Fee be decreased for any reason and at any time, the Sub-Adviser shall be paid fifty percent of such decreased fee. The fee for the first period during which this amended Schedule A is in effect shall be pro-rated for the portion of the calendar quarter that the amended Schedule A is in effect.

EXHIBIT C

Outstanding Voting Securities of March 12, 2009

Only shareholders of record at the close of business on March 12, 2009 will be entitled to vote at the Meeting. On that date, the following Credit Suisse Fund shares were outstanding and entitled to be voted:

Credit Suisse	Shares Outstanding and Entitled to Vote
Credit Suisse Global Fixed Income Fund, Inc.	5,226,871.417
Credit Suisse Global Small Cap Fund, Inc.	3,212,465.116
Credit Suisse International Focus Fund, Inc.	12,044,898.527

C-1

EXHIBIT D

Principal Holders of Shares as of March 12, 2009

As of March 12, 2009 the officers and Directors of Credit Suisse as a group owned or controlled less than 1% of each Credit Suisse Fund's outstanding shares. The following table sets forth the name, address and share ownership of each person known to Aberdeen Funds to have ownership with respect to 5% or more of a class of the Aberdeen International Equity Fund as of March 12, 2009. The type of ownership of each entry listed on the table is record ownership. The percentage of the corresponding Aberdeen Global Fixed Income Fund and Aberdeen Global Small Cap Fund that would be owned by the below named shareholders upon consummation of the Reorganization is not expected to change and is expected to decrease for the Aberdeen International Equity Fund.

Credit Suisse Fund	Class	Name and Address	Amount of Shares Owned	Percentage of Class Owned
Credit Suisse Global Fixed Income Fund, Inc.	Common	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,017,253.706	21.80%

		NAT'L FINANCIAL SVCS CORP FBO CUSTOMERS CHURCH ST STATION PO BOX 3908 NEW YORK NY 10008-3908	541,846.393	11.61%

		FIDELITY INVESTMENT INSTITUTIONAL OPERATIONS CNT AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	759,951.943	16.28%

		COUNSEL TRUST COMPANY FBO FTJFC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	343,017.986	7.35%

	Advisor	IBJ FUNDS DISTRIBUTOR INC ATTN GEORGETTE HORTON 90 PARK AVE FL 10 NEW YORK NY 10016-1301	1,189.944	100.00%

	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	161,180.105	34.96%

		MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	73,113.751	15.86%

Credit Suisse Fund	Class	Name and Address	Amount of Shares Owned	Percentage of Class Owned
	C	MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	37,531.731	38.91%

		PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	7,256.506	7.52%

		PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	13,552.591	14.05%

Credit Suisse Global Small Cap Fund, Inc.	Common	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	438,763.215	40.15%

		NAT'L FINANCIAL SVCS CORP FBO CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	127,177.745	11.64%

	Advisor	NAT'L FINANCIAL SVCS CORP FBO CUSTOMERS CHURCH ST STATION PO BOX 3908 NEW YORK NY 10008-3908	3,642.952	23.75%

		MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	2,906.611	18.95%

		FIRST UNION NATIONAL BANK CUST FBO VARIOUS RETIREMENT PLANS NC-1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28262-8522	4,348.299	28.35%

		MG TRUST COMPANY CUST. FBO ACCUTURN CORPORATION 700 17TH STREET SUITE 300 DENVER CO 80202-3531	878.413	5.73%

		AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	1,422.444	9.27%

Credit Suisse Fund	Class	Name and Address	Amount of Shares Owned	Percentage of Class Owned
	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	464,087.334	22.42%

	B	MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	2,344.912	15.05%

		AMERICAN ENTERPRISE INVESTMENT SVCS FBO 133948611 P O BOX 9446 MINNEAPOLIS MN 55440-9446	910.183	5.84%

		AMERICAN ENTERPRISE INVESTMENT SVCS FBO 209444271 P.O. BOX 9446 MINNEAPOLIS MN 55474-0001	873.174	5.61%

		LPL FINANCIAL SERVICES A/C 5636-5710 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	920.723	5.91%

	C	MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	7,196.106	54.68%

		PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	2,071.126	15.74%

		SCOTTRADE INC FBO DEBRA GIBSON 34891952 P O BOX 31759 ST LOUIS MO 63131-0759	1,230.755	9.35%

		AMERICAN ENTERPRISE INVESTMENT SVCS FBO 322136471 P.O. BOX 9446 MINNEAPOLIS MN 55474-0001	817.307	6.21%

Credit Suisse International Focus Fund, Inc.	Common	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,654,163.422	25.18%

Credit Suisse Fund	Class	Name and Address	Amount of Shares Owned	Percentage of Class Owned
		NAT'L FINANCIAL SVCS CORP FBO CUSTOMERS CHURCH ST STATION PO BOX 3908 NEW YORK NY 10008-3908	1,453,510.050	13.79%

	Advisor	PRIAC CUST FBO VARIOUS RETIREMENT PLANS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	743,621.441	97.26%

	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	270,439.120	43.27%

		PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	37,922.854	6.07%

	B	MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	22,460.287	31.86%

		PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	6,604.651	9.37%

	C	MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	28,110.909	81.68%

		PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,995.073	5.80%

		PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,995.073	5.80%

As of March 12, 2009 the officers and Directors of Aberdeen as a group owned or controlled less than 1% of the Aberdeen International Equity Fund's outstanding shares. The following table sets forth the name, address and share ownership of each person known to Aberdeen to have ownership with respect to 5% or more of a class of a the Aberdeen International Equity Fund as of March 12, 2009. The type of ownership of each entry listed on the table is record ownership. The Aberdeen Global Fixed Income Fund and the Aberdeen Global Small Cap Fund have not commenced operations and have no outstanding shares.

Aberdeen Fund	Class	Name and Address	Amount of Shares Owned	Percentage of Class Owned
Aberdeen International Equity Fund	A	MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	2,655,815.860	16.94%

		NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	2,184,728.536	13.94%

		CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	2,099,963.987	13.40%

		NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK, NY 102811003	1,425,042.790	9.09%

		PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	1,125,945.110	7.18%

		PRUDENTIAL INVESTMENT MANAGEMENT SERVICE 3 GATEWAY CENTER 14TH FLOOR NEWARK, NJ 07102	789,418.811	5.04%

	B	MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	195,526.985	31.37%

		FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	114,227.908	18.33%

Aberdeen Fund	Class	Name and Address	Amount of Shares Owned	Percentage of Class Owned
		PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	51,590.248	8.28%

	C	MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	1,790,526.345	42.68%

		FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	589,142.001	14.04%

		NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK, NY 102811003	270,071.838	6.44%

		PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	233,081.018	5.56%

	Institutional	ABERDEEN OPTIMAL MODERATE ASSET ALLOCATION FUND 3435 STELZER RD C/O MIKE LEONARD COLUMBUS, OH 43219	482,128.491	46.68%

		ABERDEEN OPTIMAL MODERATE GROWTH ASSET ALLOCATION FUND 3435 STELZER RD C/O MIKE LEONARD COLUMBUS, OH 432196004	318,957.807	30.88%

		ABERDEEN OPTIMAL ALLOCATION-DEFENSIVE ASSET ALLOCATION FUND 3435 STELZER RD C/O MIKE LEONARD COLUMBUS, OH 43219	215,384.314	20.85%

	Institutional Service	SEI PRIVATE TRUST COMPANY C O TIAA CREF ID 765 ONE FREEDOM VALLEY OAKS, PA 19456	838,392.049	53.84%

Aberdeen Fund	Class	Name and Address	Amount of Shares Owned	Percentage of Class Owned
		NATIONWIDE MUTUAL INSURANCE COMPANY SEED ACCOUNT 1 NATIONWIDE PLAZA 1-33-13 ATTN DARREN R COBLE COLUMBUS, OH 432152220	366,344.589	23.52%

		NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK, NY 102811003	264,417.024	16.98%

PROXY CARD

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS ON JUNE 10, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) J. Kevin Gao and Karen Regan, or any one of them, attorneys, with full power of substitution, to vote all shares of Credit Suisse Global Fixed Income Fund, Inc. (the “Fund”), as indicated on the reverse side, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York, 10010, on June 10, 2009, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Combined Proxy Statement/Prospectus for the Fund as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as name appears at left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If in a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

PLEASE FOLD HERE - DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Four simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 866-458-9860 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Fax:	Simply complete this proxy card and fax it to 888-810-3042.

4. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you wish to view the proxy statement or proxy card, you can find it at www.proxyonline.com.  Once there, you will need the control number listed above to login.

PLEASE SEE THE REVERSE SIDE FOR THE PROPOSAL INFORMATION AND VOTING

TAG ID:	CUSIP:
PROXY CARD

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Please refer to the Combined Proxy Statement/Prospectus for a discussion of the proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

		FOR	AGAINST	ABSTAIN

1.	To approve the agreement and plan of reorganization between Credit Suisse Global Fixed Income Fund, Inc. and Aberdeen Funds on behalf of Aberdeen Global Fixed Income Fund.	☐	☐	☐

2.

To approve an investment sub-advisory agreement among Credit Suisse Global Fixed Income Fund, Inc., Credit Suisse Asset Management, LLC, Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services Limited.

		☐	☐	☐

As to any other matter, said attorneys shall vote in accordance with their best judgment.

Thank you for taking the time to vote your shares.

(This space is intentionally left blank)

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS ON JUNE 10, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) J. Kevin Gao and Karen Regan, or any one of them, attorneys, with full power of substitution, to vote all shares of Credit Suisse Global Small Cap Fund, Inc. (the “Fund”), as indicated on the reverse side, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York, 10010, on June 10, 2009, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Combined Proxy Statement/Prospectus for the Fund as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as name appears at left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If in a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

 PLEASE FOLD HERE - DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Four simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 866-458-9860 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Fax:	Simply complete this proxy card and fax it to 888-810-3042.

4. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you wish to view the proxy statement or proxy card, you can find it at www.proxyonline.com.  Once there, you will need the control number listed above to login.

PLEASE SEE THE REVERSE SIDE FOR THE PROPOSAL INFORMATION AND VOTING

TAG ID:	CUSIP:
PROXY CARD

CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Please refer to the Combined Proxy Statement/Prospectus for a discussion of the proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

		FOR	AGAINST	ABSTAIN

1.	To approve the agreement and plan of reorganization between Credit Suisse Global Small Cap Fund, Inc. and Aberdeen Funds on behalf of Aberdeen Global Small Cap Fund.	☐	☐	☐

2.	To approve an investment sub-advisory agreement among Credit Suisse Global Small Cap Fund, Inc., Credit Suisse Asset Management, LLC, and Aberdeen Asset Management Investment Services Limited.	☐	☐	☐

As to any other matter, said attorneys shall vote in accordance with their best judgment.

Thank you for taking the time to vote your shares.

(This space is intentionally left blank)

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS ON JUNE 10, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) J. Kevin Gao and Karen Regan, or any one of them, attorneys, with full power of substitution, to vote all shares of Credit Suisse International Focus Fund, Inc. (the “Fund”), as indicated on the reverse side, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York, 10010, on June 10, 2009, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Combined Proxy Statement/Prospectus for the Fund as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as name appears at left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If in a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

 PLEASE FOLD HERE - DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Four simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 866-458-9860 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Fax:	Simply complete this proxy card and fax it to 888-810-3042.

4. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you wish to view the proxy statement or proxy card, you can find it at www.proxyonline.com.  Once there, you will need the control number listed above to login.

Please see the reverse side for the PROPOSAL INFORMATION AND VOTING

TAG ID:	CUSIP:
PROXY CARD

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Please refer to the Combined Proxy Statement/Prospectus for a discussion of the proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

		FOR	AGAINST	ABSTAIN

1.	To approve the agreement and plan of reorganization between Credit Suisse International Focus Fund, Inc. and Aberdeen Funds on behalf of Aberdeen International Equity Fund.	☐	☐	☐

2.	To approve an investment sub-advisory agreement among Credit Suisse International Focus Fund, Inc., Credit Suisse Asset Management, LLC, and Aberdeen Asset Management Investment Services Limited.	☐	☐	☐

As to any other matter, said attorneys shall vote in accordance with their best judgment.

Thank you for taking the time to vote your shares.

(This space is intentionally left blank)

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Part B

ABERDEEN FUNDS

Aberdeen Global Fixed Income Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Statement of Additional Information

April 23, 2009

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:

Credit Suisse Funds	Aberdeen Funds

Credit Suisse Global Fixed Income Fund	Aberdeen Global Fixed Income Fund
Class A	Class A
Class C	Class C
Common Class	Institutional Service Class
Advisor Class	Institutional Service Class

Credit Suisse Global Small Cap Fund	Aberdeen Global Small Cap Fund
Class A	Class A
Class B	Class A
Class C	Class C
Common Class	Class A
Advisor Class	Class R

Credit Suisse International Focus Fund	Aberdeen International Equity Fund
Class A	Class A
Class B	Class A
Class C	Class C
Common Class	Institutional Service Class
Advisor Class	Class R

1

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated April 23, 2009 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Credit Suisse Funds that will be held on June 10, 2009.  A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling Aberdeen Funds toll free at 1-866-667-9231.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.  The Reorganization will occur in accordance with the terms of the Reorganization Agreement.

2

Table of Contents

Page
General Information	4
Incorporation by Reference	4
Pro Forma Financial Statements	6

3

General Information

This SAI and the Proxy Statement/Prospectus are related to the acquisition of all of the assets of each Credit Suisse Fund by its corresponding Aberdeen Fund and the assumption by that Aberdeen Fund of substantially all of the liabilities of the corresponding Credit Suisse Fund.  Such assets are proposed to be exchanged for Class A shares, Class C shares, Class R shares and Institutional Service Class shares, as the case may be, of the corresponding Aberdeen Fund having an aggregate value equal to the net asset value of the particular Credit Suisse Fund’s Class A shares, Class B shares, Class C shares, Common Class shares and Advisor Class shares on the Closing Date.  On the Closing Date, each Aberdeen Fund will distribute shares to each holder of the corresponding Credit Suisse Fund shares in an amount equal in value to the shareholder’s Credit Suisse Fund shares as of the last business day prior to the Closing Date in  complete liquidation of the Credit Suisse Funds (collectively, the “Reorganization”).

Incorporation of Documents By Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

1.              Statement of Additional Information dated February 28, 2009, with respect to the Credit Suisse Global Fixed Income Fund (previously filed on EDGAR, Accession No. 0001104659-09-014544).

2.              Statement of Additional Information dated February 27, 2009, with respect to the Credit Suisse Global Small Cap Fund (previously filed on EDGAR, Accession No. 0001104659-09-014698).

3.              Statement of Additional Information dated February 27, 2009, with respect to the Credit Suisse International Focus Fund (previously filed on EDGAR, Accession No. 0001104659-09-014683).

4.              The audited financial statements and related report of the independent public accounting firm included in Credit Suisse Funds Annual Report to Shareholders for the fiscal year ended October 31, 2008, with respect to the Credit Suisse Global Fixed Income Fund (previously filed on EDGAR, Accession No. 0001104659-09-001369).  No other parts of the Annual Report are incorporated herein by reference.

5.              The audited financial statements and related report of the independent public accounting firm included in Credit Suisse Funds Annual Report to Shareholders for the fiscal year ended October 31, 2008, with respect to the Credit Suisse Global Small Cap Fund (previously filed on EDGAR, Accession No. 0001104659-09-001371).  No other parts of the Annual Report are incorporated herein by reference.

6.              The audited financial statements and related report of the independent public accounting firm included in Credit Suisse Funds Annual Report to Shareholders for the fiscal year ended October 31, 2008, with respect to the Credit Suisse International Focus Fund (previously filed on EDGAR, Accession No. 0001104659-09-001377). No other parts of the Annual Report are incorporated herein by reference.

4

7.              Aberdeen Funds Statement of Additional Information dated April 22, 2009, with respect to the Aberdeen Global Fixed Income Fund and Aberdeen Global Small Cap Fund (previously filed on EDGAR, Accession No. 0001104659-09-025445).

8.              Aberdeen Funds Statement of Additional Information dated February 28, 2009, with respect to the Aberdeen International Equity Fund (previously filed on EDGAR, Accession No. 0001193125-09-040935).

9.              The audited financial statements and related report of the independent public accounting firm included in Aberdeen Funds Annual Report to Shareholders for the fiscal year ended October 31, 2008, with respect to the Aberdeen International Equity Fund (previously filed on EDGAR, Accession No. 0001193125-09-003339).  No other parts of the Annual Report are incorporated herein by reference.

5

Pro Forma Financial Statements

Under the Reorganization Agreement, each Credit Suisse Fund is proposed to be reorganized into the Aberdeen Fund listed directly opposite such Fund in the table above.

Pro forma financial information has not been prepared for the reorganization of the Credit Suisse Global Fixed Income and Credit Suisse Global Small Cap Funds into the corresponding Aberdeen Funds because such Credit Suisse Funds will be reorganized into a corresponding newly organized Aberdeen Fund with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of such Credit Suisse Funds.

Pro formal Financial Statements for the Credit Suisse

International Focus Fund and Aberdeen International Equity Fund

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
COMMON STOCKS	95.4%
Australia	3.6%
Banks	0.4%
Westpac Banking Corp.		102,990	1,402,873			102,990	$1,402,873
Biotechnology	1.1%
CSL Ltd.				180,620	4,391,002	180,620	4,391,002
Information Technology Services	1.3%
Computershare Ltd.				907,870	5,130,740	907,870	5,130,740
Metals & Mining	0.3%
MacArthur Coal Ltd.				275,580	1,111,914	275,580	1,111,914

6

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Specialty Retail	0.5%
Billabong International, Ltd.		220,865	1,752,865			220,865	1,752,865
							13,789,394

Belgium	0.3%
Metals & Mining	0.3%
Umicore		72,020	1,281,387			72,020	1,281,387
							1,281,387

Bermuda	0.5%
Marine	0.2%
Dockwise, Ltd.		801,520	716,058			801,520	716,058
Real Estate	0.3%
Hiscox, Ltd.		261,234	1,039,256			261,234	1,039,256
							1,755,314

Brazil	1.3%
Metals & Mining	0.5%
Companhia Vale do Rio Doce ADR				161,980	1,896,786	161,980	1,896,786
Oil, Gas & Consumable Fuels	0.8%
Petroleo Brasileiro SA ADR				139,890	3,087,372	139,890	3,087,372
							4,984,158

7

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Canada	1.9%
Chemicals	1.9%
Agrium, Inc.				131,680	5,001,206	131,680	5,001,206
Potash Corp. of Saskatchewan, Inc.				27,930	2,381,312	27,930	2,381,312
							7,382,518

Denmark	0.3%
Electronic Equipment & Instruments	0.3%
Vestas Wind Systems A/S*		27,017	1,100,870			27,017	1,100,870
							1,100,870

Finland	0.5%
Diversified Telecommunication Services	0.5%
Nokia Oyj		113,432	1,728,712			113,432	1,728,712
							1,728,712
France	9.8%
Banks	2.3%
BNP Paribas		22,663	1,627,953	42,000	3,032,109	64,663	4,660,062
Societe Generale		22,641	1,227,754	53,015	2,889,254	75,656	4,117,008
Diversified Telecommunication Services	2.8%
France Telecom SA		80,027	2,007,637	351,030	8,850,415	431,057	10,858,052
Electrical Equipment	0.5%
Alstom				35,970	1,782,602	35,970	1,782,602
Gas Utilities	1.9%
GDF Suez				163,900	7,294,957	163,900	7,294,957

8

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Insurance	0.3%
Axa		70,723	1,344,205			70,723	1,344,205
Machinery	0.3%
Vallourec SA				10,980	1,228,071	10,980	1,228,071
Media	0.4%
Vivendi SA		56,965	1,481,421			56,965	1,481,421
Metals & Mining	0.2%
Vallourec SA		6,842	761,436			6,842	761,436
Oil & Gas	0.6%
Total SA		45,762	2,504,686			45,762	2,504,686
Pharmaceuticals	0.5%
Sanofi-Aventis		31,062	1,957,962			31,062	1,957,962
							37,990,462

Germany	10.4%
Automobiles	0.1%
Daimler AG		17,181	579,466			17,181	579,466
Biotechnology	0.7%
MorphoSys AG*		42,650	2,637,332			42,650	2,637,332
Chemicals	2.0%
BASF SE		67,288	2,210,093			67,288	2,210,093
Bayer AG		38,009	2,070,044	61,250	3,425,527	99,259	5,495,571
Electric Utilities	2.8%
E.ON AG		85,857	3,201,070	196,420	7,516,299	282,277	10,717,369
Electronic Equipment & Instruments	0.8%
Norddeutsche Affinerie AG		47,800	1,519,127			47,800	1,519,127
Siemens AG		26,634	1,558,241			26,634	1,558,241

9

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Insurance	0.4%
Muenchener Rueckversicherungs-Gesellshaft AG		11,086	1,431,841			11,086	1,431,841
Machinery	0.7%
MAN AG				56,040	2,721,298	56,040	2,721,298
Multi-Utilities	2.5%
RWE AG		37,193	3,033,567	81,600	6,784,897	118,793	9,818,464
Textiles & Apparel	0.4%
Adidas AG		42,886	1,482,105			42,886	1,482,105
							40,170,907

Hong Kong	1.4%
Real Estate Management & Development	1.0%
Cheung Kong Holdings Ltd.				391,000	3,754,317	391,000	3,754,317
Wireless Telecommunication Services	0.4%
China Mobile, Ltd.		195,930	1,724,744			195,930	1,724,744
							5,479,061

India	0.6%
Diversified Telecommunication Services	0.6%
Bharti Airtel, Ltd.*		161,461	2,223,765			161,461	2,223,765
							2,223,765

10

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Israel	3.5%
Pharmaceuticals	2.3%
Teva Pharmaceutical Industries, Ltd. ADR		60,756	2,605,217	149,790	6,422,995	210,546	9,028,212
Software	1.2%
Checkpoint Software Technologies Ltd.				219,000	4,428,180	219,000	4,428,180
							13,456,392

Italy	1.2%
Banks	0.8%
Intesa Sanpaolo		693,778	2,526,204			693,778	2,526,204
UniCredito Italiano SpA		166,793	406,230			166,793	406,230
Oil & Gas	0.4%
Eni SpA		69,799	1,657,477			69,799	1,657,477
							4,589,911

Japan	14.4%
Automobiles	3.0%
Honda Motor Co., Ltd.		30,462	758,681	201,300	5,006,421	231,762	5,765,102
Toyota Motor Corp.		58,056	2,270,828	94,300	3,683,249	152,356	5,954,077
Banks	3.7%
Mitsubishi UFJ Financial Group, Inc.§		266,640	1,678,338	444,500	2,793,882	711,140	4,472,220
Mizuho Financial Group, Inc.		745	1,822,101	1,408	3,438,755	2,153	5,260,856
The Bank of Kyoto, Ltd.		227,115	2,392,851			227,115	2,392,851
The Bank of Yokohama, Ltd.§		433,829	2,107,702			433,829	2,107,702
Chemicals	0.7%
Shin-Etsu Chemical Co., Ltd.		50,534	2,690,527			50,534	2,690,527

11

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Diversified Financials	0.3%
Daiwa Securities Group, Inc.		225,568	1,277,329			225,568	1,277,329
Electronic Equipment & Instruments	0.6%
Omron Corp.		157,725	2,255,529			157,725	2,255,529
Food & Drug Retailing	2.4%
Seven & I Holdings Co., Ltd.		96,849	2,723,747	233,400	6,554,728	330,249	9,278,475
Machinery	0.4%
Komatsu, Ltd.		146,648	1,614,822			146,648	1,614,822
Marine	0.5%
Mitsui OSK Lines Ltd.				351,000	1,833,264	351,000	1,833,264
Pharmaceuticals	0.4%
Takeda Pharmaceutical Co., Ltd.		32,900	1,637,303			32,900	1,637,303
Road & Rail	0.5%
Central Japan Railway Co.		248	2,040,526			248	2,040,526
Tobacco	1.3%
Japan Tobacco, Inc.				1,447	5,134,528	1,447	5,134,528
Wireless Telecommunication Services	0.6%
KDDI Corp.		379	2,274,485			379	2,274,485
							55,989,596

Netherlands	2.3%
Chemicals	0.4%
Koninklijke DSM NV		57,843	1,602,619			57,843	1,602,619
Food Products	0.4%
Koninklijke Numico NV		1,139	79,293			1,139	79,293
Nutreco Holding NV		48,061	1,524,545			48,061	1,524,545

12

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Household Durables	0.5%
Koninklijke (Royal) Philips Electronics NV		102,411	1,882,885			102,411	1,882,885
IT Consulting & Services	0.6%
Exact Holding NV		98,206	2,278,735			98,206	2,278,735
Transportation Infrastructure	0.4%
Koninklijke Boskalis Westminster NV		50,115	1,646,018			50,115	1,646,018
							9,014,095

Norway	1.3%
Banks	0.4%
DNB NOR ASA		299,283	1,735,243			299,283	1,735,243
Chemicals	0.7%
Yara International ASA				128,100	2,678,002	128,100	2,678,002
Oil & Gas	0.2%
StatoilHydro ASA		40,135	807,632			40,135	807,632
							5,220,877

Singapore	0.4%
Banks	0.4%
United Overseas Bank, Ltd.		166,386	1,503,342			166,386	1,503,342
							1,503,342

South Africa	0.8%
Wireless Telecommunication Services	0.8%
MTN Group Ltd.				270,490	3,041,283	270,490	3,041,283
							3,041,283

13

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Spain	1.9%
Diversified Telecommunication Services	1.9%
Telefonica SA				402,620	7,453,635	402,620	7,453,635
							7,453,635

Sweden	0.1%
Diversified Telecommunication Services	0.1%
Telefonaktiebolaget LM Ericsson Share B		59,120	400,675			59,120	400,675
							400,675

Switzerland	9.3%
Chemicals	1.4%
Syngenta AG				29,710	5,555,704	29,710	5,555,704
Electrical Equipment	0.5%
ABB Ltd.				160,530	2,107,058	160,530	2,107,058
Food Products	2.7%
Nestle SA		103,027	3,977,770	165,610	6,442,297	268,637	10,420,067
Insurance	0.7%
Zurich Financial Services AG				13,400	2,719,499	13,400	2,719,499
Pharmaceuticals	4.0%
Novartis AG		70,102	3,532,800	137,930	7,003,468	208,032	10,536,268
Roche Holding AG				33,760	5,164,592	33,760	5,164,592
							36,503,188

14

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Taiwan	0.8%
Diversified Telecommunication Services	0.8%
Chunghwa Telecom Co., Ltd. ADR		186,540	3,070,443			186,540	3,070,443
							3,070,443

United Kingdom	25.7%
Banks	1.8%
HSBC Holdings PLC§		225,276	2,681,424	355,284	4,207,177	580,560	6,888,601
Food & Staples Retailing	3.4%
Compass Group PLC				517,400	2,405,450	517,400	2,405,450
J Sainsbury PLC				941,700	4,300,943	941,700	4,300,943
Unilever PLC				285,800	6,419,386	285,800	6,419,386
Health Care Providers & Services	1.6%
GlaxoSmithKline PLC				323,700	6,221,487	323,700	6,221,487
Insurance	0.8%
Chaucer Holdings PLC		754,831	708,099			754,831	708,099
RSA Insurance Group PLC				1,140,100	2,534,861	1,140,100	2,534,861
Metals & Mining	3.4%
Antofagasta PLC		212,785	1,319,907			212,785	1,319,907
BHP Billiton PLC		136,203	2,321,998	281,160	4,773,246	417,363	7,095,244
Rio Tinto PLC				101,120	4,722,540	101,120	4,722,540
Oil & Gas	7.0%
BG Group PLC		93,885	1,385,970	268,840	3,952,179	362,725	5,338,149
BP PLC		390,665	3,197,161	619,600	5,049,598	1,010,265	8,246,759
Royal Dutch Shell PLC Class A§		128,328	3,539,799	353,980	9,810,128	482,308	13,349,927

15

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
Personal Products	0.3%
Unilever PLC		55,091	1,242,587			55,091	1,242,587
Pharmaceuticals	3.2%
AstraZeneca PLC		50,338	2,141,732	192,190	8,143,011	242,528	10,284,743
GlaxoSmithKline PLC		102,578	1,979,797			102,578	1,979,797
Tobacco	3.1%
British American Tobacco PLC				209,650	5,749,345	209,650	5,749,345
Imperial Tobacco Group PLC		90,898	2,445,894	148,085	3,968,070	238,983	6,413,964
Water Utilities	0.5%
Pennon Group PLC				227,156	1,965,327	227,156	1,965,327
Wireless Telecommunication Services	0.6%
Vodafone Group PLC		1,169,450	2,258,634			1,169,450	2,258,634
							99,445,750

United States	3.1%
Energy Equipment & Services	0.9%
Transocean, Inc.				43,912	3,615,275	43,912	3,615,275
Oil, Gas & Consumable Fuels	2.2%
Apache Corp.				60,020	4,941,447	60,020	4,941,447
ConocoPhillips				65,650	3,415,113	65,650	3,415,113
							11,971,835

TOTAL COMMON STOCK							369,547,570

16

Aberdeen International Equity Fund

Pro Forma

Combined Portfolio of Investments

As of October 31, 2008

(Unaudited)

		Credit Suisse International Focus Fund		Aberdeen International Equity Fund		Pro Forma Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value
PREFERRED STOCK	0.5%
Germany	0.5%
Household Products	0.5%
Henkel AG & Co. KGaA (Cost $2,693,797)		67,662	1,923,852			67,662	1,923,852
TOTAL PREFERRED STOCK							1,923,852

SHORT-TERM INVESTMENTS	2.4%
State Street Navigator Prime Portfolio§§		4,536,006	4,536,006			4,536,006	4,536,006
State Street Bank and Trust Co. Euro Time Deposit, 0.010%, 11/03/08		4,866	4,866,000			4,866	4,866,000
TOTAL SHORT-TERM INVESTMENTS							9,402,006

REPURCHASE AGREEMENT	1.4%
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $5,305,271, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $5,411,361				$5,305,256	$5,305,256	$5,305,256	5,305,256
TOTAL REPURCHASE AGREEMENT							5,305,256

TOTAL INVESTMENTS AT VALUE (Cost $522,237,221)	99.7%						386,178,684
LIABILITIES IN EXCESS OF OTHER ASSETS	0.3%						1,206,295
NET ASSETS (100.0%)	100.0%						$387,384,979

17

Aberdeen International Equity Fund

Pro Forma

Statement of Assets and Liabilities

As of October 31, 2008

(Unaudited)

	Credit Suisse	Aberdeen
	International	International	Pro Forma		Pro Forma
	Focus Fund	Equity Fund	Adjustments		Combined
Assets

Investments, at value including collateral for securities on loan of $4,536,006 and $0, respectively)	$140,937,227	$245,241,457	$(4,536,006	)(f)	$381,642,678
Cash	702	—			702
Foreign currency, at value (cost $805,412 and $134,333, respectively)	781,124	134,000			915,124
Unrealized appreciation on spot foreign currency contracts	—	162			162
Dividends and interest receivable	409,587	502,937			912,524
Receivable for capital shares issued	21,141	5,423,064			5,444,205
Receivable for investments sold	—	2,939,926			2,939,926
Reclaims receivable	—	212,895			212,895
Receivable from advisor	—	103,112			103,112
Prepaid expenses and other assets	72,948	77,799			150,747
Total Assets	142,222,729	254,635,352	(4,536,006)		392,322,075

Liabilities

Cash overdraft	—	23,867			23,867
Unrealized depreciation on spot foreign currency contracts	—	7,765			7,765
Payable for investments purchased	263,184	3,213,904			3,477,088
Payable for capital shares redeemed	62,457	744,882			807,339
Payable upon return of securities loaned	4,536,006	—	(4,536,006	)(f)	—
Accrued expenses and other payables:
Advisory fees	122,656	—			122,656

18

Aberdeen International Equity Fund

Pro Forma

Statement of Assets and Liabilities

As of October 31, 2008

(Unaudited)

	Credit Suisse	Aberdeen
	International	International	Pro Forma	Pro Forma
	Focus Fund	Equity Fund	Adjustments	Combined
Fund administration and transfer agent fees	—	48,318		48,318
Distribution fees	6,686	85,296		91,982
Administrative services fees	28,074	3,396		31,470
Compliance program costs	—	2,466		2,466
Other	188,075	136,070		324,145
Total Liabilities	5,207,138	4,265,964	(4,536,006)	4,937,096

Net Assets	$137,015,591	$250,369,388	—	$387,384,979

Analysis of Net Assets

Capital stock, $.001 par value	$12,485	$—	$(12,485)	$—
Paid-in capital	198,108,878	422,497,497	12,485	620,618,860
Accumulated net investment income	3,213,136	—		3,213,136
Accumulated net realized gain from investment and foreign currency transactions	(27,196,507)	(73,140,417)		(100,336,924)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(37,122,401)	(98,987,692)		(136,110,093)
Net Assets	$137,015,591	$250,369,388	—	$387,384,979

Net Assets

Class A Shares (a)	$7,438,031	$179,247,343	$763,894	$187,449,268
Class B Shares (b)	763,894	6,671,473	(763,894)	6,671,473
Class C Shares (c)	460,783	44,373,743		44,834,526

19

Aberdeen International Equity Fund

Pro Forma

Statement of Assets and Liabilities

As of October 31, 2008

(Unaudited)

	Credit Suisse	Aberdeen
	International	International	Pro Forma	Pro Forma
	Focus Fund	Equity Fund	Adjustments	Combined
Advisor Shares / Class R Shares (d)	8,650,866	720,222		9,371,088
Institutional Class Shares	—	7,808,580		7,808,580
Common Shares / Institutional Service Class Shares (e)	119,702,017	11,548,027		131,250,044
Net Assets	$137,015,591	$250,369,388	$—	$387,384,979

Shares Outstanding

Class A Shares (a)	676,753	19,159,626	190,252	20,026,631
Class B Shares (b)	70,873	751,026	(70,873)	751,026
Class C Shares (c)	42,922	4,968,261	9,481	5,020,664
Advisor Shares / Class R Shares (d)	792,942	79,822	166,159	1,038,923
Institutional Class Shares	—	819,098	—	819,098
Common Shares / Institutional Service Class Shares (e)	10,901,031	1,211,000	1,645,835	13,757,866

Net asset value and redemption price per share

Class A Shares (a)	$10.99	$9.36		$9.36
Class B Shares (b)	$10.78	$8.88		$8.88
Class C Shares (c)	$10.74	$8.93		$8.93
Advisor Shares / Class R Shares (d)	$10.91	$9.02		$9.02
Institutional Class Shares	$—	$9.53		$9.53
Common Shares / Institutional Service Class Shares (e)	$10.98	$9.54		$9.54

20

Aberdeen International Equity Fund

Pro Forma

Statement of Assets and Liabilities

As of October 31, 2008

(Unaudited)

	Credit Suisse	Aberdeen
	International	International	Pro Forma	Pro Forma
	Focus Fund	Equity Fund	Adjustments	Combined
Maximum offering price per share (net asset value/(1-5.75%)

Class A Shares	$11.66	$9.93		$9.93

(a)     Class A shares of the Credit Suisse International Focus Fund are exchanged for new Class A shares of the Aberdeen International Equity Fund.

(b)    Class B shares of the Credit Suisse International Focus Fund are exchanged for new Class A shares of the Aberdeen International Equity Fund.

(c)     Class C shares of the Credit Suisse International Focus Fund are exchanged for new Class C shares of the Aberdeen International Equity Fund.

(d)    Advisor shares of the Credit Suisse International Focus Fund are exchanged for new Class R shares of the Aberdeen International Equity Fund.

(e)     Common shares of the Credit Suisse International Focus Fund are exchanged for new Institutional Service shares of the Aberdeen International Equity Fund.

(f)       Adjustment made since Aberdeen International Equity Fund does not participate in securities lending as of the date of merger.

21

Aberdeen International Equity Fund

Pro Forma

Statement of Operations

For the Twelve Months Ended October 31, 2008

(Unaudited)

	Credit Suisse	Aberdeen
	International	International	Pro Forma		Pro Forma
	Focus Fund	Equity Fund	Adjustments		Combined
Investment Income

Dividends	$7,359,990	$8,365,909			$15,725,899
Interest	64,372	208,492			272,864
Securities lending	444,225	—	(444,225	)(a)	—
Foreign taxes withheld	(687,081)	(653,838)			(1,340,919)
Total Income	7,181,506	7,920,563	(444,225)		14,657,844

Expenses

Investment advisory fees	2,246,887	3,213,300	(406,105	)(a)	5,054,082
Fund administration and transfer agent fees	728,004	564,792	(615,696	)(a)	677,100
Distribution fees Class A	30,861	598,669	2,789	(a)	632,319
Distribution fees Class B	16,472	100,840	(16,472	)(a)	100,840
Distribution fees Class C	11,268	727,708			738,976
Distribution fees Advisor Class / Class R	76,594	4,621			81,215
Administrative services fees Class A	—	91,175	60,582	(a)	151,757
Administrative services fees Class R	—	101	4,771	(a)	4,872
Registration and filing fees	72,654	97,072	(69,726	)(b)	100,000
Printing fees	70,064	130,915	(40,979	)(b)	160,000
Trustee fees	13,255	42,962	(31,217	)(b)	25,000
Other	262,832	251,640	327,869	(a)	842,341
Total expenses	3,528,891	5,823,795	(784,185)		8,568,501

22

Aberdeen International Equity Fund

Pro Forma

Statement of Operations

For the Twelve Months Ended October 31, 2008

(Unaudited)

	Credit Suisse	Aberdeen
	International	International	Pro Forma		Pro Forma
	Focus Fund	Equity Fund	Adjustments		Combined
Earnings Credit	—	(6,216)			(6,216)
Expenses reimbursed	—	(246,435)	590	(a)	(245,845)
Net Expenses	3,528,891	5,571,144	(783,595)		8,316,440

Net Investment Income	$3,652,615	$2,349,419	339,960		$6,341,404

Realized/Unrealized Gain (Loss) From Investments

Realized gain (loss) on investment transactions	$2,025,156	$(73,115,634)			$(71,090,478)
Realized gain (loss) on foreign currency transactions	(494,854)	(313,186)			(808,040)
Net realized gain (loss) on investment and foreign currency transactions	1,530,302	(73,428,820)	—		(71,898,518)

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(119,875,512)	(152,484,452)			(272,359,964)
Net realized/unrealized gain (loss) from investments and foreign currency transactions	(118,345,210)	(225,913,272)	—		(344,258,482)

Change in Net Assets Resulting From Operations	$(114,692,595)	$(223,563,853)	$339,960		$(337,917,078)

(a) Based on contract in effect for the surviving fund.

(b) Fees decreased due to elimination of duplicate expenses achieved by combining the funds.

23

Pro Forma Notes to Combining Financial Statements

October 31, 2008

(Unaudited)

1. Description of the Fund

The Aberdeen International Equity Fund (the “Acquiring Fund”), a series of Aberdeen Funds (the “Trust”), was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value.

The Acquiring Fund consists of six classes of shares:  Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Institutional Service Shares.  All shareholders bear the common expense of the Fund based on the daily net assets of each class, without distinction between share classes.  Dividends are declared separately for each class.  Differences in per share dividend rates are generally due to differences in expenses specific to an individual class of shares.

2. Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Credit Suisse International Focus Fund, (the “Target Fund”), an open-end management investment company registered under the 1940 Act, by the Acquiring Fund as if such acquisition had taken place as of October 31, 2008.

Under the terms of the Reorganization Agreement, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies.  The acquisition would be accomplished by an acquisition of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value.  The statement of assets and liabilities and the related statement of operations of the Target Fund and the Acquiring Fund have been combined as of and for the twelve months ended October 31, 2008.  Following the acquisition, the Acquiring Fund will be the accounting survivor.  In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the accounting survivor and the results of operations for pre-combination periods of the accounting survivor will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their respective annual reports, each dated October 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Target Fund by the Acquiring Fund had taken place as of October 31, 2008.

Pro Forma Notes to Combining Financial Statements (continued)

October 31, 2008

(Unaudited)

3. Portfolio Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers.  Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Fair value determinations are made for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time.

Foreign equity securities are valued at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time.  In addition, foreign securities trading generally or in a particular country or countries may not take place on days that the Acquiring Fund conducts business (“Business Days”).  Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which the Acquiring Fund’s net asset value is not

Pro Forma Notes to Combining Financial Statements (continued)

October 31, 2008

(Unaudited)

calculated.  “Fair Value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values.  Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate.  Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time, the Acquiring Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value. Fair valuation of portfolio securities may occur on a daily basis.  When the fair value prices are utilized, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at October 31, 2008, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of share of the Target Fund, as of October 31, 2008, divided by the net asset value per share of the share of the Acquiring Fund as of October 31, 2008.  Under the terms of the Reorganization Agreement, Class A Shares of the Acquiring Fund will be issued in exchange for Class A Shares and Class B Shares of the Target Fund, Class C Shares of the Acquiring Fund will be issued in exchange for Class C Shares of the Target Fund, Class R Shares of the Acquiring Fund will be issued in exchange for Advisor Shares of the Target Fund, and Institutional Service Shares of the Acquiring Fund will be issued in exchange for Common Shares of the Target Fund.  Additional Class B Shares and Institutional Shares of the Acquiring Fund will not be issued in connection with the acquisition of the Target Fund.  The pro forma number of shares outstanding, by class, for the combined fund consists of the following at October 31, 2008:

Pro Forma Notes to Combining Financial Statements (continued)

October 31, 2008

(Unaudited)

	Shares of	Additional Shares	Total Outstanding
	Acquiring Fund	Assumed Issued	Shares
Class of Shares	Pre-Combination	in Reorganization	Post-Combination

Class A	19,159,626	867,005	20,026,631
Class B	751,026	None	751,026
Class C	4,968,261	52,403	5,020,664
Class R	79,822	959,101	1,038,923
Institutional	819,098	None	819,098
Institutional Service	1,211,000	12,546,866	13,757,866

5. Federal Income Taxes

Each fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

As of October 31, 2008, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation of investments of the Target Fund, for federal income tax purposes, was $179,059,466, $9,456,336, $(47,578,575) and $(38,122,239), respectively.  As of October 31, 2008, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation of investments of the Acquiring Fund, for federal income tax purposes, was $352,820,673, $2,247,616, $(109,826,832) and $(107,579,216), respectively.  The tax cost of investments will remain unchanged for the combined fund.